As filed with the Securities and Exchange Commission on July 6, 1998

                             Securities Act Registration No. 33-85982
                     Investment Company Act Registration No. 811-8846
  ---------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                             ----------------------

                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         (x)
                         Post-Effective Amendment No. 9                    (x)

                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     (x)
                            Amendment No. 11                               (x)

                    (Check appropriate box or boxes)

                            FIRST OMAHA FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                           ONE FIRST NATIONAL CENTER
                             OMAHA, NE  68102-1596
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (402) 341-0500

MARC M. DIEHL                             Copies of all communications to:
FIRST NATIONAL BANK OF OMAHA              Donald F. Burt, Esq.
ONE FIRST NATIONAL CENTER                 Cline, Williams, Wright, Johnson &
OMAHA, NE 68102-1596                        Oldfather
(Name and Address of Agent for Service)   1900 FirsTier Bank Building
                                          Omaha, NE  68508

                                          and

                                          Randy M. Pavlick
                                          Sunstone Financial Group, Inc.
                                          207 E. Buffalo Street, Suite 400
                                          Milwaukee, WI  53202


  This Registration Statement relates to an indefinite number of shares of the Registrant pursuant to Rule 24f-2 under the Securities Act of 1933. The Registrant filed its notice pursuant to Rule 24f-2(a)(1) on or about June 16, 1998 for the fiscal year ended March 31, 1998.


  Approximate Date of Proposed Public offering: as soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective on July 10, 1998 pursuant to paragraph (b) of Rule 485.




                             CROSS REFERENCE SHEET

                            First Omaha Funds, Inc.

                                     PART A


Form N-12 Part A Item                   Prospectus Caption
---------------------                   ------------------

1.  Cover page                          Cover Page

2.  Synopsis                            Prospectus Summary; Fee Table

3.  Condensed Financial Information     Financial Highlights

4.  General Description of Registrant   The Company; Investment Objectives and
                                        Policies; Investment Restrictions;
                                        General Information - Description of the
                                        Company and Its Shares

5.  Management of the Fund              Management of the Company; General
                                        Information - Custodian; General
                                        Information - Transfer Agency and Fund
                                        Accounting Services

5A. Management's Discussion of
      Fund Performance                  Not Applicable

6.  Capital Stock and Other Securities  How to Purchase and Redeem Shares;
                                        Dividends and Taxes; General Information
                                        - Description of the Company and Its
                                        Shares; General Information -
                                        Miscellaneous

7.  Purchase of Securities
      Being Offered                     Valuation of Shares; How to Purchase and
                                        Redeem Shares; Management of the Company
                                        - Distribution Plan

8.  Redemption or Repurchase            How to Purchase and Redeem Shares

9.  Pending Legal Proceedings           Inapplicable



                                     PART B


                                        Location in Statement of Additional
                                        Information
                                        ----------------------------------

10. Cover page                          Cover Page

11. Table of Contents                   Table of Contents

12. General Information and History     The Company

13. Investment Objectives and Policies  Investment Objectives and Policies

14. Management of the Fund              Management of the Company - Directors
                                        and Officers

15. Control Persons and Principal
      Holders of Securities             Additional Information - Ownership of
                                        Shares

16. Investment Advisory and
      Other Services                    Management of the Company - Investment
                                        Adviser; Administrator/Fund Accountant;
                                        Administrative Services Plan; Custodian;
                                        Transfer Agency Services

17. Brokerage Allocation and
      Other Practices                   Management of the Company - Portfolio
                                        Transactions

18. Capital Stock and Other Securities  Additional Information - Organization
                                        and Capital Structure

19. Purchase, Redemption and Pricing
      of Securities Being Offered       Net Asset Value; Additional Purchase and
                                        Redemption Information

20. Tax Status                          Additional Information - Additional Tax
                                        Information

21. Underwriters                        Management of the Company - Distributor

22. Calculations of Performance Data    Additional Information - Yield of the
                                        Money Market Fund; Yield of the Fixed
                                        Income Fund and the Short/Intermediate
                                        Fund; Calculation of Total Return;
                                        Distribution Rates; Performance
                                        Comparisons

23. Financial Statements                Financial Statements







                                                  FIRST OMAHA FUNDS - Prospectus
--------------------------------------------------------------------------------

                          FIRST OMAHA FUNDS PROSPECTUS
                                 JULY 10, 1998

First Omaha Funds, Inc.
One First National Center
Omaha, Nebraska 68102-1596

First National Bank of Omaha and
FNC Trust Group, n.a
Investment Advisers

First National Bank of Omaha
Custodian and
Transfer Agent

First Omaha Funds, Inc. (the "Company") is an open-end management investment company. The Directors of the Company have divided the Company's common stock ("shares") into series, each of which relates to a mutual fund with its own investment objectives and policies. First National Bank of Omaha, Omaha, Nebraska ("First National"), and FNC Trust Group, n.a. ("FNC"), subsidiaries of First National of Nebraska, Inc. ("FNN"), act as the investment advisers (collectively "the Advisers") to the Funds. This Prospectus relates to the following Funds, each of which is a no-load diversified investment Fund.

FIRST OMAHA SMALL CAP VALUE FUND (the "Small Cap Value Fund") seeks as its investment objective long-term capital appreciation.

FIRST OMAHA GROWTH FUND (the "Growth Fund") seeks as its investment objective long-term capital appreciation.
FIRST OMAHA EQUITY FUND (the "Equity Fund") seeks as its investment objective long-term growth of capital.

FIRST OMAHA BALANCED FUND (the "Balanced Fund") seeks as its investment objective capital appreciation and current income.

FIRST OMAHA FIXED INCOME FUND (the "Fixed Income Fund") seeks as its investment objective to generate current income consistent with preservation of capital.

FIRST OMAHA SHORT/INTERMEDIATE FIXED INCOME FUND (the "Short/Intermediate Fund") seeks as its investment objective to generate current income consistent with preservation of capital.

FIRST OMAHA U.S. GOVERNMENT OBLIGATIONS FUND (the "Money Market Fund") seeks as its investment objective to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. THE MONEY MARKET FUND SEEKS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE, BUT THERE CAN BE NO ASSURANCE THE NET ASSET VALUE WILL NOT VARY. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE FIRST NATIONAL BANK OF OMAHA, FNC TRUST GROUP, N.A., FIRST NATIONAL COLORADO, INC., THEIR PARENT, FIRST NATIONAL OF NEBRASKA, INC. OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information, dated the same date as the Prospectus, as amended from time to time, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Funds at their address or by calling the Funds at 1-800-OMAHA-
03. The Statement of Additional Information is incorporated by reference in its entirety into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

---------------------------------------------
Prospectus Summary                         1
---------------------------------------------
Fee Table                                  3
---------------------------------------------
Financial Highlights                       5
---------------------------------------------
Investment Objectives and Policies        11
---------------------------------------------
Investment Restrictions                   20
---------------------------------------------
Valuation of Shares                       21
---------------------------------------------
How to Purchase and Redeem Shares         22
---------------------------------------------
Dividends and Taxes                       26
---------------------------------------------
Management of the Company                 27
---------------------------------------------
General Information                       30
---------------------------------------------
Performance Information                   32
---------------------------------------------
Additional Performance Information        33
---------------------------------------------

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                                                  FIRST OMAHA FUNDS - Prospectus
--------------------------------------------------------------------------------

PROSPECTUS SUMMARY

TYPE OF COMPANY

Each Fund is a no-load, diversified series of an open-end, management investment company.

INVESTMENT OBJECTIVE

For the Small Cap Value Fund, long-term capital appreciation.

For the Growth Fund, long-term capital appreciation.

For the Equity Fund, long-term growth of capital.

For the Balanced Fund, capital appreciation and current income.

For the Fixed Income Fund and the Short/ Intermediate Fund, generation of current income and preservation of capital.

For the Money Market Fund, maximization of current income, preservation of capital and maintenance of liquidity.

INVESTMENT POLICY

Under normal market conditions, the Small Cap Value Fund will invest at least 65% of its total assets in common stocks and securities convertible into common stocks issued by companies having small market capitalizations, but may also invest in other equity securities and in fixed income securities.

Under normal market conditions, the Growth Fund will invest primarily in common stocks and securities convertible into common stocks issued by companies having mid market capitalizations, but may also invest in other equity securities and in fixed income securities.

Under normal market conditions, the Equity Fund will invest at least 65% of its total assets in common stocks and securities convertible into common stocks but may also invest up to 35% of its total assets in other equity securities and in fixed income securities.

Under normal market conditions, the Balanced Fund will invest in common stock, securities convertible into common stock, investment grade corporate debt obligations, U.S. Treasury obligations or obligations issued by the U.S. government, its agencies and instrumentalities and cash equivalents. The assets of the Balanced Fund will be allocated among these classes of securities based on First National's assessment of market conditions.

Under normal market conditions, the Fixed Income Fund will invest at least 65% of its total assets in investment grade fixed income securities.

Under normal market conditions, the Short/ Intermediate Fund will invest at least 65% of its total assets in investment grade fixed income securities and will maintain a dollar-weighted average portfolio maturity of two to five years.

Under normal market conditions, the Money Market Fund will invest exclusively in short-term (397 days or less) high-quality money market instruments, principally U.S. government obligations, having a dollar-weighted average maturity of 90 days or less and will attempt to maintain a constant net asset value of $1.00 per share.

RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the Funds is subject to certain risks, as set forth in detail under "INVESTMENT OBJECTIVES AND POLICIES." As with other mutual funds, there can be no assurance that the Funds will achieve their investment objectives. Some or all of the Funds, to the extent set forth under "INVESTMENT OBJECTIVES AND POLICIES," may engage in the following practices: the use of repurchase and reverse repurchase agreements, investing in foreign securities, the lending of portfolio securities, investing in derivatives and the purchase of securities on a when-issued or delayed-delivery basis.

OFFERING PRICE

The public offering price of each Fund is equal to its net asset value per Share.


Prospectus - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

SHARES OFFERED

Shares of common stock ("shares") of the Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed IncomeFund, the Short/ Intermediate Fund and the Money Market Fund, are each a separate investment portfolio of First Omaha Funds, Inc., a Nebraska corporation.

MINIMUM PURCHASE

The minimum initial investment is $500 with $50 minimum subsequent investments. Such minimum initial investment is reduced to $100 for investors using the Auto Invest Plan described herein, and the minimum subsequent investment may be waived if purchases are made in connection with an IRA. Both minimum initial and subsequent investments may be waived if purchases are made pursuant to a payroll deduction plan.

DIVIDENDS

Dividends from net investment income are declared and paid monthly, except that the Money Market Fund will declare income dividends daily. Net realized capital gains are distributed at least annually.

INVESTMENT ADVISERS

First National Bank of Omaha serves as the investment adviser for all of the Funds except the Growth Fund. FNC Trust Group, n.a. serves as the investment adviser for the Growth Fund (collectively "the Advisers").

ADMINISTRATOR

Sunstone Financial Group, Inc. (the "Administrator").

DISTRIBUTOR

Sunstone Distribution Services, LLC (the "Distributor").


                                                  FIRST OMAHA FUNDS - Prospectus
--------------------------------------------------------------------------------

FEE TABLE

                                            SMALL CAP                                           FIXED       SHORT/       MONEY
                                              VALUE      GROWTH       EQUITY      BALANCED     INCOME    INTERMEDIATE   MARKET
                                          FUND<F1><F2>  FUND<F3>     FUND<F4>   FUND<F1><F2>  FUND<F4>     FUND<F4>    FUND<F4>
--------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
Purchases (as a percentage of offering price)   0%          0%           0%          0%           0%          0%           0%
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on
Reinvested Dividends (as a percentage
of offering price)                              0%          0%           0%          0%           0%          0%           0%
--------------------------------------------------------------------------------------------------------------------------------
Deferred Sales Load (as a percentage
of original purchase price or redemption
proceeds, as applicable)                        0%          0%           0%          0%           0%          0%           0%
--------------------------------------------------------------------------------------------------------------------------------
Redemption Fees (as a percentage of
amount redeemed, if applicable)                 0%          0%           0%          0%           0%          0%           0%
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                    0%          0%           0%          0%           0%          0%           0%
--------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees                               .50%        .50%         .75%        .55%         .55%        .45%         .25%
--------------------------------------------------------------------------------------------------------------------------------
12b-1 Fees<F5>                                .01%        .01%         .01%        .01%         .01%        .01%         .01%
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses After Voluntary Fee
Reduction, including administration
fees, administrative servicing fees
and other expenses<F4>                        .66%        .74%         .28%        .46%         .34%        .54%         .33%
--------------------------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses After
Voluntary Fee Reduction                      1.17%       1.25%        1.04%       1.02%         .90%       1.00%         .59%
--------------------------------------------------------------------------------------------------------------------------------


<F1> The fees and expenses for the Small Cap Value and Balanced Funds reflect decreases in the Management Fee waiver of .20% effective April 1, 1998 and are based on assets as of the date of this Prospectus. Without voluntary fee reductions, waivers and reimbursements, Management Fees, Other Expenses and Total Fund Operating Expenses are estimated to be .85%, .76% and 1.62% respectively, for the Small Cap Value Fund; and .75%, .57% and 1.33% respectively, for the Balanced Fund.

<F2> Management Fees, Other Expenses and Total Fund Operating Expenses After
     Voluntary Fee Reduction incurred for the fiscal year ended March 31, 1998 were .30%, .81% and 1.11% respectively, for the Small Cap Value Fund and .35%, .53% and .88% respectively, for the Balanced Fund. Without voluntary fee reductions, waivers and reimbursements, Management Fees, Other Expenses and Total Fund Operating Expenses were .85%, 1.07% and 1.92% respectively, for the Small Cap Value Fund and .75%, .58% and 1.43% respectively, for the Balanced Fund.

<F3> The above information reflects estimates of the expenses for the Fund for the fiscal year ended March 31, 1999 and reflects anticipated voluntary fee reductions, waivers and reimbursements. Without voluntary fee reductions, waivers and reimbursements, Management Fees, Other Expenses and Total Fund Operating Expenses are estimated to be .75%, .88% and 1.64%. Fee reductions, waivers and reimbursements, if any, may be eliminated at any time. See "MANAGEMENT OF THE COMPANY."

<F4> The above information reflects the expenses for the Equity, Fixed Income,
     Short/Intermediate and Money Market Funds incurred for the fiscal year ended March 31, 1998, as restated to reflect voluntary fee reductions (except for 12b-1 Fees, which have been estimated). Absent the voluntary fee reductions, waivers and reimbursements, Management Fees, Other Expenses and Total Fund Operating Expenses as a percentage of average net assets were .75%, .39% and 1.15% respectively, for the Equity Fund; .60%, .45% and 1.06% respectively, for the Fixed Income Fund; .50%, .65% and 1.16% respectively, for the Short/Intermediate Fund; and .25%, .35% and .61% respectively, for the Money Market Fund for the fiscal year ended March 31, 1998. See "MANAGEMENT OF THE COMPANY."

<F5> The Company has adopted a Rule 12b-1 Plan pursuant to which each of the
     Funds is authorized to pay a periodic amount, representing distribution expenses, calculated at an annual rate not to exceed .25% of the average daily net asset value of such Fund. As of the date of this Prospectus, it is estimated that 12b-1 expenses will be .01% of average daily net assets of each Fund.

<F6> "Other Expenses" include administration fees and legal, accounting and other miscellaneous expenses to be incurred during the fiscal year.


Prospectus - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

EXAMPLE:

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return; and (2) redemption at the end of each time period:

                                 1 YEAR      3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
Small Cap Value Fund              $12          $37         $64         $142
------------------------------------------------------------------------------
Growth Fund                       $13          $40         $69         $151
------------------------------------------------------------------------------
Equity Fund                       $11          $33         $57         $127
------------------------------------------------------------------------------
Balanced Fund                     $10          $32         $56         $125
------------------------------------------------------------------------------
Fixed Income Fund                 $ 9          $29         $50         $111
------------------------------------------------------------------------------
Short/Intermediate Fund           $10          $32         $55         $122
------------------------------------------------------------------------------
Money Market Fund                 $ 6          $19         $33         $ 74
------------------------------------------------------------------------------

The purpose of the above tables is to assist a potential purchaser of a Fund's shares in understanding the various costs and expenses that an investor in such Fund will bear directly or indirectly. The above example is based on the expense information included in the previous fee table. The table and example do not reflect any fees or charges that may be imposed by the Advisers or any Banks or their affiliates, or brokers, dealers and other intermediaries, on their customers. See "HOW TO PURCHASE AND REDEEM SHARES _ Purchase of Shares." See "MANAGEMENT OF THE COMPANY" and "GENERAL INFORMATION" for a more complete discussion of the Shareholder Transaction Expenses and Annual Fund Operating Expenses for each of the Funds.

                                                  FIRST OMAHA FUNDS c Prospectus
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following financial highlights for periods ended on or prior to March 31, 1998 are audited and should be read in conjunction with the Funds' financial statements, the related notes thereto and the independent auditors' report of KPMG Peat Marwick LLP appearing in the Statement of Additional Information. Further information about the Funds' performance is contained in the Company's annual report to shareholders, which may be obtained without charge by calling or writing the Company at the telephone number or address on the first page of this Prospectus. No financial highlights have been prepared for the Growth Fund because it commenced operations after the close of business on March 31, 1998.


SMALL CAP VALUE FUND
                                                       YEAR ENDED   6/10/96<F1>
                                                        3/31/98     TO 3/31/97
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $10.52       $10.00
-----------------------------------------------------
Income from Investment Operations:
  Net investment income                                    0.19         0.15
-----------------------------------------------------
  Net realized and unrealized gains on investments         2.88         0.58
-----------------------------------------------------  --------     --------
  Total from investment operations                         3.07         0.73
-----------------------------------------------------  --------     --------

Less Distributions to Shareholders:
   Dividends from net investment income                    0.19         0.15
-----------------------------------------------------
  Distributions from capital gains                         0.46         0.06
-----------------------------------------------------  --------     --------

  Total distributions                                      0.65         0.21
-----------------------------------------------------  --------     --------
Net Asset Value, End of Period                           $12.94       $10.52
-----------------------------------------------------  ========     ========

Total Return<F2>                                         29.60%        7.30%
-----------------------------------------------------

Supplemental Data and Ratios:
  Net assets, end of period (000s)                      $17,019       $7,173
-----------------------------------------------------
  Ratio of net expenses to average
     net assets<F3><F4>                                   1.11%        1.34%
-----------------------------------------------------
  Ratio of net investment income to
     average net assets<F3><F4>                           1.62%        2.15%
-----------------------------------------------------
  Ratio of net expenses to average
     net assets<F3><F5>                                   1.92%        3.76%
-----------------------------------------------------
  Ratio of net investment income (loss)
     to average net assets<F3><F5>                        0.81%      (0.27)%
-----------------------------------------------------
  Portfolio turnover rate<F2>                            16.54%        7.45%
-----------------------------------------------------
  Average commission rate paid on
     portfolio transactions                             $0.0600      $0.0662
--------------------------------------------------------------------------------

<F1> Commencement of operations
<F2> Not annualized
<F3> Annualized
<F4> Net of waivers and reimbursements
<F5> Before waivers and reimbursements


Prospectus - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

EQUITY FUND

                                                     YEAR ENDED   YEAR ENDED  4/10/95<F2>  7/1/94<F1>   YEAR ENDED 12/13/92<F1>
                                                       3/31/98     3/31/97    TO 3/31/96    TO 4/9/95  6/30/94<F1>  TO 6/30/93
--------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                    $13.74       $13.07      $11.39       $10.48      $10.55       $10.00
-----------------------------------------------------
Income from Investment Operations:
  Net investment income                                   0.29         0.30        0.28         0.21        0.20         0.11
-----------------------------------------------------
  Net realized and unrealized gains
     on investments                                       3.50         1.63        2.13         1.48        0.15         0.54
----------------------------------------------------- --------     --------    --------     --------    --------     --------
  Total from investment operations                        3.79         1.93        2.41         1.69        0.35         0.65
----------------------------------------------------- --------     --------    --------     --------    --------     --------

Less Distributions to Shareholders:
  Dividends from net investment income                    0.29         0.30        0.28         0.22        0.20         0.10
-----------------------------------------------------
  Distributions from capital gains                        1.05         0.96        0.45         0.56        0.22            _
----------------------------------------------------- --------     --------    --------     --------    --------     --------

  Total distributions                                     1.34         1.26        0.73         0.78        0.42         0.10
----------------------------------------------------- --------     --------    --------     --------    --------     --------

Net Asset Value, End of Period                          $16.19       $13.74      $13.07       $11.39      $10.48       $10.55
----------------------------------------------------- ========     ========    ========     ========    ========     ========

Total Return<F3>                                        28.89%       14.99%      21.52%       16.48%       3.34%        6.55%
-----------------------------------------------------

Supplemental Data and Ratios:
  Net assets, end of period (000s)                    $312,073     $259,200    $224,169     $161,323    $129,381     $111,059
-----------------------------------------------------
  Ratio of net expenses to average net assets<F4><F5>    1.03%        1.04%       0.99%        1.03%       1.04%        1.01%
-----------------------------------------------------
  Ratio of net investment income to average
     net assets<F4><F5>                                  1.89%        2.17%       2.32%        2.50%       1.93%        1.90%
-----------------------------------------------------
  Ratio of net expenses to average net assets<F4><F5>    1.14%        1.10%       1.07%        1.62%       1.54%        1.32%
-----------------------------------------------------
  Ratio of net investment income to average
     net assets<F4><F5>                                  1.78%        2.11%       2.24%        1.91%       1.43%        1.59%
-----------------------------------------------------
  Portfolio turnover rate<F3>                           15.87%       25.66%      26.60%       14.36%      15.86%        4.94%
-----------------------------------------------------
  Average commission rate paid on portfolio
     transactions<F7>                                  $0.0603      $0.0677         N/A          N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------


<F1> Performance data for the Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> Net of waivers and reimbursements
<F5> Before waivers and reimbursements
<F7> Required by regulations first effective for the fiscal year ended
     March 31, 1997


                                                  FIRST OMAHA FUNDS - Prospectus
--------------------------------------------------------------------------------


BALANCED FUND

                                                       YEAR ENDED   8/6/96<F1>
                                                     MARCH 31, 1998 TO 3/31/97
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $10.41       $10.00
-----------------------------------------------------
Income from Investment Operations:
  Net investment income                                    0.38         0.21
-----------------------------------------------------
  Net realized and unrealized gains on investments         1.90         0.40
-----------------------------------------------------  --------     --------
  Total from investment operations                         2.28         0.61
-----------------------------------------------------  --------     --------
Less Distributions to Shareholders:
  Dividends from net investment income                     0.38         0.20
-----------------------------------------------------
  Distributions from capital gains                         0.07            _
-----------------------------------------------------  --------     --------

  Total distributions                                      0.45         0.20
-----------------------------------------------------  --------     --------

Net Asset Value, End of Period                           $12.24       $10.41
-----------------------------------------------------  ========     ========

Total Return<F2>                                         22.34%        6.14%
-----------------------------------------------------

Supplemental Data and Ratios:
  Net assets, end of period (000s)                      $25,692      $10,895
-----------------------------------------------------
  Ratio of net expenses to average net assets<F3><F4>     0.88%        1.16%
-----------------------------------------------------
  Ratio of net investment income to average
     net assets<F3><F4>                                   3.37%        3.25%
-----------------------------------------------------
  Ratio of net expenses to average net assets<F3><F5>     1.43%        3.04%
-----------------------------------------------------
  Ratio of net investment income to average
     net assets<F3><F5>                                   2.82%        1.37%
-----------------------------------------------------
  Portfolio turnover rate<F2>                            10.46%        5.92%
-----------------------------------------------------
  Average commission rate paid on portfolio
     transactions                                       $0.0601      $0.0686
--------------------------------------------------------------------------------

<F1>                    Commencement of operations
<F2>                                Not annualized
<F3>                                    Annualized
<F4>             Net of waivers and reimbursements
<F5>             Before waivers and reimbursements


Prospectus - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

FIXED INCOME FUND

                                                     YEAR ENDED   YEAR ENDED  4/10/95<F2>  7/1/94<F1>   YEAR ENDED 12/13/92<F1>
                                                       3/31/98     3/31/97    TO 3/31/96    TO 4/9/95  6/30/94<F1>  TO 6/30/93
--------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                     $9.84       $10.00     $  9.63        $9.58      $10.49       $10.00
-----------------------------------------------------
Income from Investment Operations:
  Net investment income                                   0.59         0.45        0.59         0.51        0.67         0.39
-----------------------------------------------------
  Net realized and unrealized gains (losses)
     on investments                                       0.61       (0.15)        0.35         0.07      (0.88)         0.47
----------------------------------------------------- --------     --------    --------     --------    --------     --------
  Total from investment operations                        1.20         0.30        0.94         0.58      (0.21)         0.86
----------------------------------------------------- --------     --------    --------     --------    --------     --------

Less Distributions to Shareholders:
  Dividends from net investment income                    0.59         0.46        0.57         0.53        0.67         0.37
-----------------------------------------------------
  Distributions from capital gains                           _            _           _            _        0.03            _
----------------------------------------------------- --------     --------    --------     --------    --------     --------

  Total distributions                                     0.59         0.46        0.57         0.53        0.70         0.37
----------------------------------------------------- --------     --------    --------     --------    --------     --------

Net Asset Value, End of Period                          $10.45      $  9.84      $10.00        $9.63     $  9.58       $10.49
----------------------------------------------------- ========     ========    ========     ========    ========     ========

Total Return<F3>                                        12.50%        3.06%       9.79%        6.35%     (2.29)%        8.72%
-----------------------------------------------------

Supplemental Data and Ratios:
  Net assets, end of period (000s)                     $77,671      $75,524     $76,342      $66,488     $61,714      $59,178
-----------------------------------------------------
  Ratio of net expenses to average net assets<F4><F5>    0.89%        0.89%       0.83%        0.87%       0.86%        0.79%
-----------------------------------------------------
  Ratio of net investment income
     to average net assets<F4><F5>                       5.74%        4.48%       5.94%        6.98%       6.52%        6.89%
-----------------------------------------------------
  Ratio of net expenses
     to average net assets<F4><F6>                       1.05%        1.00%       0.96%        1.51%       1.41%        1.19%
-----------------------------------------------------
  Ratio of net investment income
     to average net assets<F4><F6>                       5.58%        4.37%       5.81%        6.34%       5.97%        6.49%
-----------------------------------------------------
  Portfolio turnover rate<F3>                           19.03%       12.66%      37.35%        7.04%      13.09%        2.62%
-----------------------------------------------------
  Average commission rate paid on
     portfolio transactions<F7>                              _            _         N/A          N/A         N/A          N/A
-----------------------------------------------------


<F1> Performance data for the Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> Net of waivers and reimbursements
<F6> Before waivers and reimbursements
<F7> Required by regulations first effective for the fiscal year ended
     March 31, 1997


                                                  FIRST OMAHA FUNDS - Prospectus
--------------------------------------------------------------------------------

SHORT/INTERMEDIATE FIXED INCOME FUND

                                                     YEAR ENDED   YEAR ENDED  4/10/95<F2>   7/1/94<F1>  YEAR ENDED 12/13/92<F1>
                                                       3/31/98     3/31/97    TO 3/31/96    TO 4/9/95  6/30/94<F1>  TO 6/30/93
--------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                     $9.73        $9.85       $9.66        $9.62      $10.18       $10.00
-----------------------------------------------------
Income from Investment Operations:
  Net investment income                                   0.56         0.49        0.52         0.42        0.55         0.33
-----------------------------------------------------
  Net realized and unrealized gains (losses)
     on investments                                       0.24       (0.10)        0.17         0.05      (0.56)         0.16
----------------------------------------------------- --------     --------    --------     --------    --------     --------
  Total from investment operations                        0.80         0.39        0.69         0.47      (0.01)         0.49
----------------------------------------------------- --------     --------    --------     --------    --------     --------

Less Distributions to Shareholders:
  Dividends from net investment income                    0.56         0.51        0.50         0.43        0.55         0.31
-----------------------------------------------------
  Distributions from capital gains                           _            _           _            _           _            _
----------------------------------------------------- --------     --------    --------     --------    --------     --------

  Total distributions                                     0.56         0.51        0.50         0.43        0.55         0.31
----------------------------------------------------- --------     --------    --------     --------    --------     --------

Net Asset Value, End of Period                           $9.97        $9.73       $9.85        $9.66     $  9.62       $10.18
----------------------------------------------------- ========     ========    ========     ========    ========     ========

Total Return<F3>                                         8.37%        4.00%       7.24%        5.05%     (0.22)%        5.00%
-----------------------------------------------------

Supplemental Data and Ratios:
  Net assets, end of period (000s)                     $19,509      $21,042     $22,056      $22,130     $21,938      $24,581
-----------------------------------------------------
  Ratio of net expenses to average net assets<F4><F5>    0.99%        0.97%       0.89%        0.88%       0.83%        0.79%
-----------------------------------------------------
  Ratio of net investment income
     to average net assets<F4><F5>                       5.54%        5.01%       5.34%        5.63%       5.44%        5.91%
-----------------------------------------------------
  Ratio of net expenses
     to average net assets<F4><F6>                       1.15%        1.08%       1.02%        1.51%       1.38%        1.19%
-----------------------------------------------------
  Ratio of net investment income
     to average net assets<F4><F6>                       5.38%        4.90%       5.21%        5.00%       4.89%        5.51%
-----------------------------------------------------
  Portfolio turnover rate<F3>                           26.58%        4.73%      41.45%        9.93%      20.52%       15.58%
-----------------------------------------------------
  Average commission rate paid on
     portfolio transactions<F7>                              _            _         N/A          N/A         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------



<F1> Performance data for the Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> Net of waivers and reimbursements
<F6> Before waivers and reimbursements
<F7> Required by regulations first effective for the fiscal year ended
     March 31, 1997


Prospectus - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

MONEY MARKET FUND

                                           YEAR ENDED  YEAR ENDED  4/10/95<F2>   7/1/94<F1>  YEAR ENDED   YEAR ENDED  12/4/91<F1>
                                             3/31/98     3/31/97    TO 3/31/96   TO 4/9/95   6/30/94<F1> 6/30/93<F1>  TO 6/30/92
----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period         $1.00       $1.00        $1.00       $1.00        $1.00       $1.00        $1.00
------------------------------------------
Income from Investment Operations:
  Net investment income                       0.05        0.05         0.05        0.04         0.03        0.03         0.02
------------------------------------------
  Net realized and unrealized
     gains on investments                        _           _            _           _            _           _            _
--------------------------------------------------    --------     --------    --------     --------    --------     --------
   Total from investment operations           0.05        0.05         0.05        0.04         0.03        0.03         0.02
--------------------------------------------------    --------     --------    --------     --------    --------     --------

Less Distributions to Shareholders:
  Dividends from net
     investment income                        0.05        0.05         0.05        0.04         0.03        0.03         0.02
------------------------------------------
  Distributions from capital gains               _           _            _           _            _           _            _
--------------------------------------------------    --------     --------    --------     --------    --------     --------

  Total distributions                         0.05        0.05         0.05        0.04         0.03        0.03         0.02
--------------------------------------------------    --------     --------    --------     --------    --------     --------

Net Asset Value, End of Period               $1.00       $1.00        $1.00       $1.00        $1.00       $1.00        $1.00
------------------------------------------========    ========     ========    ========     ========    ========     ========

Total Return<F3>                             4.95%       4.76%        5.14%       3.51%        2.74%       2.72%        2.15%
------------------------------------------

Supplemental Data and Ratios:
  Net assets, end of period (000s)        $100,497    $125,413      $87,715     $76,105      $89,195     $91,785      $81,152
------------------------------------------
  Ratio of net expenses to
     average net assets<F4><F5>              0.55%       0.58%        0.54%       0.63%        0.60%       0.61%        0.46%
------------------------------------------
  Ratio of net investment income
     to average net assets<F4><F5>           4.83%       4.66%        5.12%       4.46%        2.68%       2.67%        3.65%
------------------------------------------
  Ratio of net expenses to
     average net assets<F4><F6>              0.58%       0.59%        0.59%       1.23%        1.13%       0.96%        0.98%
------------------------------------------
  Ratio of net investment
     income to average net assets<F4><F6>    4.80%       4.65%        5.07%       3.86%        2.15%       2.32%        3.13%
------------------------------------------
  Portfolio turnover rate<F3>                    _           _            _           _            _           _            _
------------------------------------------
  Average commission rate
      paid on portfolio transactions<F7>         _           _          N/A         N/A          N/A         N/A          N/A
----------------------------------------------------------------------------------------------------------------------------------


<F1> Performance data for the Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> Net of waivers and reimbursements
<F6> Before waivers and reimbursements
<F7> Required by regulations first effective for the fiscal year ended
     March 31, 1997


                                                  FIRST OMAHA FUNDS - Prospectus
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

IN GENERAL

The investment objective of the Small Cap Value Fund is capital appreciation. The investment objective of the Growth Fund is long-term capital appreciation. The investment objective of the Equity Fund is long-term growth of capital. The investment objective of the Balanced Fund is capital appreciation and current income. The investment objective of each of the Fixed Income Fund and the Short/Intermediate Fund is generation of current income consistent with the preservation of capital. The investment objective of the Money Market Fund is maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity. These investment objectives are fundamental policies and, as such, may not be changed without a vote of the holders of a majority of the outstanding shares of that Fund (as defined in "GENERAL INFORMATION _ Miscellaneous"). There can be no assurance that the investment objective of a Fund will be achieved.

THE SMALL CAP VALUE FUND

Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks and securities convertible into common stocks (such as convertible bonds, convertible preferred stocks, warrants, options and rights) issued by companies having small market capitalization. For these purposes "small market capitalization" means market capitalization smaller than approximately the largest one-fourth of companies listed on the New York Stock Exchange, currently $1.5 billion or less. First National expects that most of such companies will have market capitalization in the $200 million _ $1 billion range. Although current dividend or interest income will not be a factor in the selection of investments, First National intends to seek companies whose record of earnings and/or dividend growth may be indications of capital appreciation potential. First National will generally seek to invest in companies whose stock is trading at prices below book value or First National's perception of actual value.

The Fund may also invest up to 35% of the value of its total assets in preferred stocks, common stocks other than those described above, corporate bonds, notes, warrants, and short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, repurchase agreements, and obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will only invest in short-term obligations, including securities of investment companies holding themselves out as "money market" funds, for purposes of portfolio liquidity to meet redemption requirements and short-term investment needs. During temporary defensive periods as determined by First National, the Fund may hold up to 100% of its total assets in high- quality short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested in debt obligations, the Fund may not achieve its investment objective.

Subject to the foregoing limitations, the Fund will invest only in corporate debt securities (including convertible securities) which are rated at the time of purchase within the four highest rating groups assigned by one or more nationally recognized statistical rating organizations ("NRSROs"), e.g., Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"), or, if unrated, which First National deems to present attractive opportunities and are of comparable quality to the rated securities. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating group assigned by Moody's and S&P, see "OTHER INVEST MENT POLICIES AND RISKS _ Securities Ratings" herein.

Equity securities such as those in which the Fund may invest are more volatile and carry more risk than some other investments, including investments in high-grade fixed income securities. Depending upon the performance of the Fund's investments, the net asset value per share of the Fund may fluctuate. The emphasis on appreciation and smaller-capitalization companies may result in even greater risk than is inherent in other equity investment alternatives. The Fund will likely have somewhat greater volatility than the stock market generally, as measured by the S&P 500 Index.

Under normal market conditions, the Fund will invest primarily in common stocks, some of which will be traded in the over-the-counter market. In contrast to the securities exchanges, the over-the- counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Any security can be traded in the over-the-counter market as long as an individual or firm is willing to make a market in the security. Because there are no minimum requirements for a company's assets or earnings or the number of its stockholders in order for its stock to be traded over-the-counter, there is great diversity in the size and profitability of companies whose stocks trade in this market, ranging from relatively small little-known companies to well-established corporations.

Generally, the volume of trading in an unlisted common stock is less than the volume of trading in a listed common stock. This means that the degree of market liquidity of some stocks in which the Fund invests may be relatively limited. When the Fund disposes of such a stock it may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time.

Some securities issued by companies with a small capitalization present greater risks and may be subject to large, abrupt or erratic fluctuations in price due, in part, to such factors as the issuer's dependence upon key personnel, the lack of internal resources, the inability to obtain funds from external sources, and dependence on a new product or service for which there is no firmly established market. Fluctuations in the price of some of the stocks owned by the Fund, therefore, could cause the net asset value of the Fund to vary significantly.

THE GROWTH FUND

The Fund seeks to achieve its investment objective by investing in companies that FNC, the Fund's investment adviser, believes to have the potential for earnings growth more rapid than their peer group. In selecting investments for the Fund, FNC will emphasize (under normal market conditions more than 50% of the Fund's total assets) the securities of companies that, at the time of purchase, have market capitalizations between $500 million and $10 billion. These companies are considered to be mid-capitalization companies by FNC. The balance of the Fund's assets may be invested in securities of companies that, at the time of purchase, have market capitalizations in excess of $10 billion.

The characteristics considered by FNC in selecting securities for the Fund include: market share gains, product innovation, low-cost production or a history of greater than average earnings and dividend growth.

FNC intends to invest primarily in common stocks and securities convertible into common stocks under normal market conditions. However, at FNC's discretion, the Fund may also invest in fixed income securities for capital appreciation, pending investment or to meet anticipated redemption requests. Under normal conditions, the Fund may invest up to 35% of the value of its total assets in preferred stocks, bonds, notes and warrants when FNC believes they present capital appreciation potential, and short-term obligations for purposes of portfolio liquidity to meet anticipated redemption requirements, pending investment and to pay expenses. Short-term obligations (securities with maturities of 12 months or less at the time of purchase) consist of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, domestic bank certificates of deposit, securities of investment companies holding themselves out as "money market" funds, repurchase agreements, and obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. However, during temporary defensive periods as determined by FNC, the Fund may hold up to 100% of its total assets in high-quality short-term obligations. To the extent that the Fund is so invested in debt obligations, the Fund may not achieve its investment objective. While the Fund retains the authority to take a temporary defensive position, the Fund may remain substantially fully invested when FNC deems it appropriate. As such, investors should not consider the Fund to present by itself a complete or balanced investment program.

Subject to the foregoing limitations, the Growth Fund will invest only in debt securities (including convertible securities) which are rated at the time of purchase within the four highest rating groups assigned by one or more NRSROs, e.g., Moody's and S&P, or, if unrated, which FNC deems to be of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating group assigned by Moody's and S&P, see "OTHER INVESTMENT POLICIES AND RISKS - Securities Ratings" herein. Equity securities such as those in which the Fund may invest are more volatile and carry more risk than some other investments, including investments in high-grade fixed income securities. Depending upon the performance of the Fund's investments, the net asset value per share of the Fund may fluctuate. The emphasis on appreciation and medium-capitalization companies may result in even greater risk than is inherent in other equity investment alternatives. The Fund will likely have somewhat greater volatility than the stock market generally, as measured by the S&P 500 Index.

Under normal market conditions, the Fund will invest primarily in common stocks, some of which will be traded in the over-the-counter market. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Any security can be traded in the over-the-counter market as long as an individual or firm is willing to make a market in the security. Because there are no minimum requirements for a company's assets or earnings or the number of its stockholders in order for its stock to be traded over-the-counter, there is great diversity in the size and profitability of companies whose stocks trade in this market, ranging from relatively small little-known companies to well-established corporations.

Generally, the volume of trading in an unlisted common stock is less than the volume of trading in a listed common stock. This means that the degree of market liquidity of some stocks in which the Fund invests may be relatively limited. When the Fund disposes of such a stock it may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time.

Some securities issued by companies with relatively smaller market capitalizations in general present greater risks than securities issued by companies with larger market capitalizations and may be subject to large, abrupt or erratic fluctuations in price due, in part, to such factors as the issuer's dependence upon key personnel, the lack of internal resources, the inability to obtain funds from external sources, and dependence on a new product or service for which there is no firmly established market. Therefore, the net asset value of the Fund could be influenced by such price fluctuations in the securities of small-capitalization companies held by the Fund.

THE EQUITY FUND

Under normal market conditions, the Equity Fund will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks (i.e., convertible bonds, convertible preferred stock, warrants, options and rights) of companies believed by First National to be large-capitalization companies with a record of good earnings and/or dividend growth. For purposes of the foregoing policy, "large capitalization" means companies having market capital comparable to the market capitalization of the largest one-fourth of the companies listed on the New York Stock Exchange. The Equity Fund may also invest up to 35% of the value of its total assets in preferred stocks, common stocks other than those described above, corporate bonds, notes, warrants, and short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, repurchase agreements, and obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Equity Fund will only invest in short-term obligations, including securities of investment companies holding themselves out as "money market" funds, for purposes of portfolio liquidity to meet redemption requirements and short-term investment needs. During temporary defensive periods as determined by First National, the Equity Fund may hold up to 100% of its total assets in high-quality short-term obligations including obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments or U.S. government obligations. However, to the extent that the Equity Fund is so invested in debt obligations, such Fund may not achieve its investment objective.

Subject to the foregoing limitations, the Equity Fund will invest only in corporate debt securities (including convertible securities) which are rated at the time of purchase within the four highest rating groups assigned by one or more NRSROs, e.g., Moody's and S&P or, if unrated, which First National deems to present attractive opportunities and are of comparable quality to the rated securities. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating group assigned by Moody's and S&P, see "OTHER INVEST MENT POLICIES AND RISKS _ Securities Ratings" herein. Equity securities such as those in which the Equity Fund may invest are more volatile and carry more risk than some other investments, including investments in high-grade fixed income securities. Depending upon the performance of the Equity Fund's investments, the net asset value per share of the Equity Fund may fluctuate.

THE BALANCED FUND

Under normal market conditions, the Balanced Fund will invest in common stocks and securities convertible into common stocks (i.e., convertible bonds, convertible preferred stock, warrants, options and rights). In addition, the Balanced Fund will invest in corporate debt securities (including convertible securities) which are rated at the time of purchase within the four highest rating groups assigned by one or more NRSROs, e.g., Moody's and S&P or, if unrated, which First National deems to present attractive investment opportunities and are of comparable quality to the rated securities. For a description of the rating categories of Moody's and S&P, see the Appendix to the Statement of Additional Information. For a discussion of the debt securities rated within the fourth highest rating group assigned by Moody's and S&P, see "OTHER INVESTMENT POLICIES AND RISKS _ Securities Ratings" herein. In addition, the Balanced Fund may invest in U.S. Treasury obligations and other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Balanced Fund may also invest in mortgage-related and asset-backed securities, state, municipal or industrial revenue bonds, and other fixed income securities which are permissible investments for the Fixed Income Fund. See "THE FIXED INCOME FUND AND THE SHORT/INTERMEDIATE FUND" below for additional information about the fixed income securities in which the Balanced Fund may invest.

The Balanced Fund will use a disciplined approach of allocating assets among the three major asset groups: common stocks, debt securities and cash equivalents. The allocations among these asset classifications will vary depending upon First National's assessment of market conditions. Under normal market conditions, the Balanced Fund is expected to be allocated approximately 65% in stocks and securities convertible into common stocks and 35% in debt securities.
However, depending upon market conditions, the Balanced Fund may also be allocated to cash equivalents. The range of allocation to stocks and securities convertible into common stock is expected to be between 35% and 65%. The Balanced Fund expects to invest a minimum of 25% of its total assets in investment grade fixed income securities.

THE FIXED INCOME FUND AND
THE SHORT/INTERMEDIATE FIXED INCOME FUND

Under normal market conditions, the Fixed Income Fund will invest at least 65% of the value of its total assets in investment grade fixed income securities consisting of bonds, debentures, notes, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and fixed income securities convertible into, or exchangeable for, common stocks. However, up to 35% of the value of its total assets may be invested in preferred stocks. In addition, a portion of the Fixed Income Fund may, from time to time, be invested in income participation loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which the Fixed Income Fund invests may have warrants or options attached.

Under normal market conditions, the Short/Inter-mediate Fund will invest at least 65% of the value of its total assets in investment grade fixed income securities consisting of bonds, debentures, notes, mortgage-related securities, state, municipal or industrial revenue bonds, U.S. Treasury obligations, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and fixed income securities convertible into, or exchangeable for, common stocks. However, up to 35% of the value of its total assets may be invested in preferred stocks. In addition, a portion of the Short/Inter mediate Fund may, from time to time, be invested in income participation loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which the Short/Intermediate Fund invests may have warrants or options attached. Under current market conditions, the Short/Inter mediate Fund expects to maintain a dollar-weighted average portfolio maturity of two to five years. For purposes of calculating such average maturity, the maturity of each instrument will be its ultimate maturity date, unless it is probable the issuer will take advantage of a maturity- shortening device such as a call, refunding or redemption provision, in which case the probable date of use of such device will be used.

The Fixed Income Fund and the Short/Intermediate Fund each also expect to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Fixed Income Fund and the Short/Intermediate Fund will invest only in corporate debt securities which are rated at the time of purchase within the four highest rating groups for corporate debt securities assigned by one or more appropriate NRSROs or, if unrated, which First National deems present attractive opportunities and are of comparable quality. For a description of the ratings of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating group assigned by the NRSROs, see "OTHER INVESTMENT POLICIES AND RISKS _ Securities Ratings" herein.

The Fixed Income Fund and the Short/Interme-diate Fund may each also invest in short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Fixed Income Fund and the Short/Inter mediate Fund may also each invest in securities of investment companies holding themselves out as "money market" funds, subject to the limitations described more fully below.

The Fixed Income Fund and the Short/Intermediate Fund may each invest in obligations of the Export-Import Bank of the United States, in U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian Bonds and bonds issued by institutions organized for a specific purpose, such as the World Bank and the European Economic Community, by two or more sovereign governments ("Supranational Agency Bonds").

Such Funds may invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or by nongovernmental entities which are rated, at the time of purchase, within the four highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which First National deems are of comparable quality. Under normal market conditions, a Fund's investment in mortgage- related securities will not exceed 25% of the value of its total assets. Such mortgage-related securities have mortgage obligations backing such securities, including among others, conventional thirty-year fixed rate mortgage obligations, graduated payment mortgage obligations, fifteen-year mortgage obligations and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass- through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fixed Income Fund and the Short/Intermediate Fund may each purchase mortgage-related securities at a premium or a discount. Reinvestment of principal payments may occur at higher or lower rates than the original yield on such securities. Due to the prepayment feature and the need to reinvest payments and prepayments of principal at current rates, mortgage-related securities can be less effective than typical bonds of similar maturities at maintaining yields during periods of declining interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage- related security generally will decline; however, when rates decline the value of a mortgage-related security with prepayment features may not increase as much as that of other fixed income securities, as such securities may be prone to prepayment, which decreases their life. Accordingly, such securities may be more volatile than other fixed income securities.

Also included among the mortgage-related securities that such Funds may purchase are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, and their income streams. Certain CMOs and REMICs are issued by private issuers. Such securities may be eligible for purchase by the Fixed Income Fund and the Short/Intermediate Fund if: (1) the issuer has obtained an exemptive order from the Commission regarding purchases by investment companies of equity interests of other investment companies, or (2) such purchase is within the limitations imposed by Section 12 of the Investment Company Act of 1940, as amended (the "1940 Act").

The Fixed Income Fund and the Short/Intermediate Fund may also invest in corporate fixed income securities (including bonds, debentures and notes) and asset-backed securities such as Certificates of Automobile Receivables ("CARs") and Certificates of Amortized Revolving Debts ("CARDs"), each of which must be rated at the time of purchase within the four highest rating groups assigned by one or more appropriate NRSROs. For a description of the fourth highest rating group, see "OTHER INVESTMENT POLICIES AND RISKS _ Securities Ratings" below.

Certain debt securities such as, but not limited to, mortgage-backed securities, CMOs, asset-backed securities and securitized loan receivables, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of compliance with stated maturity policies and calculation of the Fixed Income Fund's and the Short/Intermediate Fund's weighted average maturity, the effective maturity of such securities will be used.

An increase in interest rates will generally reduce the value of the investments in the Fixed Income Fund and the Short/Intermediate Fund, and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, First National may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, First National will consider many factors other than current yield, including the preservation of capital, maturity and yield to maturity.

THE MONEY MARKET FUND

The Money Market Fund invests exclusively in United States dollar-denominated instruments which the Directors of the Company and First National determine present minimal credit risks and which at the time of acquisition are rated by one or more appropriate NRSROs in one of the two highest rating categories for short-term debt obligations or, if not rated, are determined to be of comparable quality to those instruments so rated. The Fund will not invest more than 5% of its assets in securities rated in the second highest category. All securities or instruments in which the Money Market Fund invests have remaining maturities of 397 calendar days or less. The dollar-weighted average maturity of the securities in the Money Market Fund will not exceed 90 days.

The Money Market Fund may invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, and other obligations which are issued or guaranteed by the U.S. government or its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government.

Obligations of the U.S. Treasury include "stripped" U.S. Treasury obligations such as Treasury receipts, representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Obligations of the agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the U.S. government include those of the Government National Mortgage Association and of the Export-Import Bank of the United States. See the discussion of U.S. government securities above under "INVESTMENT OBJECTIVES AND POLICIES _ The Fixed Income Fund and the Short/Intermediate Fund."

OTHER INVESTMENT POLICIES AND RISKS

The Funds may also invest in securities described in the following paragraphs to the extent indicated.

U.S. GOVERNMENT SECURITIES - The Funds may each invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Obligations of the U.S. Treasury include "stripped" U.S. Treasury obligations such as Treasury receipts, representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Stripped U.S. Treasury obligations will include: (1) coupons that have been stripped from U.S. Treasury bonds, which may be held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES"), or
(2) U.S. Treasury securities that are stripped by investment banks and sold under proprietary names. Securities stripped by investment banks may not be as liquid as STRIPS and CUBES and are not viewed by the staff of the Securities and Exchange Commission ("Commission") as U.S. government securities for purposes of the 1940 Act.

Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association and the Federal Home Loan Banks, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fixed Income Fund, Short/Inter mediate Fund and Balanced Fund will invest in the obligations of such agencies or instrumentalities only when First National believes that the credit risk with respect thereto is minimal.

REPURCHASE AGREEMENTS - Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities in exchange for cash from member banks of the Federal Deposit Insurance Corporation and/or from registered broker-dealers which the Advisers deem creditworthy under guidelines approved by the Company's Board of Directors. The seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which a Fund may invest directly. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) plus the transaction costs, including loss of interest, that such Fund reasonably could expect to incur if the seller defaults. This requirement will be continually monitored by the Advisers. If the seller were to default on its repurchase obligation or become insolvent, that Fund would suffer a loss if the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or the disposition of such securities by such Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES _ Additional Information on Portfolio Instruments-Repurchase Agreements" in the Statement of Additional Information.

REVERSE REPURCHASE AGREEMENTS-Each of the Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. The Funds intend to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid securities consistent with such Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which such Fund is obligated to repurchase the securities and that the buyer may default on its obligation to sell such securities back to the Fund. Reverse repurchase agreements are considered borrowings by an investment company under the 1940 Act. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES _ Additional Information on Portfolio Instruments- Reverse Repurchase Agreements" in the Statement of Additional Information.

Except as otherwise disclosed to the Shareholders of a Fund, the Company will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisers, the Administrator, or their affiliates, and will not give preference to the Advisers' correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

FOREIGN SECURITIES - Consistent with the foregoing investment policies, each of the Funds (excluding the Money Market Fund) may invest up to 10% of its assets in foreign securities, either directly or through the purchase of sponsored and unsponsored American Depositary Receipts ("ADRs"). Unsponsored ADRs may be less liquid than sponsored ADRs, and there may be less information available regarding the underlying foreign issuer for unsponsored ADRs. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include trade balances and imbalances, and related economic policies, future adverse political, economic and social developments, the possible imposition of withholding taxes on interest and dividend income, possible seizure, nationalization, or expropriation of foreign investments or deposits, currency blockage, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers, and securities markets in foreign countries may be structured differently from and may not be as liquid as the U.S. markets. Where purchases of foreign securities are made in foreign currencies, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS - Each Fund may purchase securities on a when-issued or delayed-delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with and in furtherance of its investment objective and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received on the settlement date. When a Fund agrees to purchase such securities, however, the Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous. Each Fund's commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions.

SECURITIES RATINGS - As described above, certain Funds may invest in debt securities within the fourth highest rating group assigned by one or more appropriate NRSROs and comparable unrated securities. Although investment grade, these types of debt securities are considered by Moody's and S&P to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher-rated debt securities.

Should subsequent events cause the rating of a debt security purchased by one of the Funds to fall below the fourth highest rating category, as the case may be, the Advisers will consider such an event in determining whether that Fund should continue to hold that security. The Advisers expect that they would not retain more than 5% of the assets of any Fund in such downgraded securities. In no event, however, would that Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

OTHER - In order to generate additional income, each Fund (excluding the Money Market Fund) may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by the Advisers. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by such Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, such Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. A Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Advisers have determined are creditworthy under guidelines established by the Company's Board of Directors.

Consistent with each Fund's investment objective and policies, the Small Cap Value, Growth, Equity, Balanced, Fixed Income and the Short/Intermediate Funds each may also invest up to 10% of the value of its total assets in the securities of other investment companies, so long as the aggregate value of the shares acquired from any one such investment company will not exceed 5% of the total assets of such Fund. A Fund will incur additional expenses due to the duplication of expenses as a result of investing in mutual funds. In order to avoid the imposition of additional fees as a result of investing in shares of the Money Market Fund, the Advisers, the Administrator and their affiliates will reduce their fees charged to a Fund by an amount equal to the fees charged by such service providers based on a percentage of that Fund's assets attributable to such Fund's investment in the Money Market Fund. Additional restrictions on the Funds' investments in the securities of other mutual funds are contained in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (see "GENERAL INFORMATION _ Miscellaneous").

Each of the Funds will not:

1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase: (a) more than 5% of the value of such Fund's total assets would be invested in such issuer; or (b) such Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2. Purchase any securities which would cause more than 25% of the value of a Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly- owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

3. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of such Fund's total assets at the time of its borrowing. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

4. Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

The following additional investment restriction may be changed without the vote of a majority of the outstanding shares of a Fund. Each Fund may not purchase or otherwise acquire any securities if, as a result, more than 5% of that Fund's net assets would be invested in securities that are illiquid.

In addition to the above investment restrictions, each Fund is subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES _ Investment Restrictions" in the Funds' Statement of Additional Information.

Irrespective of fundamental investment restriction number 1 above, and pursuant to Rule 2a-7 under the 1940 Act, the Money Market Fund will, with respect to 100% of its total assets, limit its investment in the securities of any one issuer in the manner provided by such Rule, which limitations are referred to above under the caption "INVESTMENT OBJECTIVES AND POLICIES _ In General."

VALUATION OF SHARES
The net asset value of each Fund is determined and its shares are priced as of 4:00 p.m. Eastern Time (except the Money Market Fund, which is priced at 2:00 p.m. Eastern Time) (the "Valuation Time") on each Business Day. A "Business Day" of a Fund is a day on which the New York Stock Exchange is open for trading and any other day (other than a day on which no shares of such Fund are tendered for redemption and no order to purchase shares is received) during which there is sufficient trading in that Fund's portfolio instruments that its net asset value per Share might be materially affected. The New York Stock Exchange will not be open in observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing purchases and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund, by the number of that Fund's outstanding shares. The net asset value per share of the Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Inter-mediate Fund will fluctuate as the value of the investment portfolio of a Fund changes.

The assets in the Money Market Fund are valued based upon the amortized cost method which the Directors of the Company believe fairly reflects the market-based net asset value per Share. Pursuant to the rules and regulations of the Commission regarding the use of the amortized cost method, the Money Market Fund will maintain a dollar- weighted average portfolio maturity of 90 days or less. Although the Company seeks to maintain the Money Market Fund's net asset value per Share at $1.00, there can be no assurance that net asset value will not vary.

The securities of each other Fund will be valued at market value. If market quotations are not available, securities will be valued by a method which the Board of Directors believes accurately reflects a fair value. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR - Sunstone Distribution Services, LLC serves as the distributor of the shares of each Fund. The principal office of the Distributor is 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202-5712. If you wish to purchase shares, telephone the Company at 1-800-OMAHA-03.

PURCHASE OF SHARES - For the convenience of investors, there are a number of ways to purchase shares of the Funds. Shares may be purchased directly by investors. Investors may purchase shares of the Funds directly from the Funds by completing and signing a Purchase Application and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the appropriate Fund, to: First Omaha Funds, Inc., P.O. Box 419022, Kansas City, Missouri 64141-6022. Subsequent purchases of shares of that Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the appropriate Fund, to the above address.

If a Purchase Application has been previously received by the Company, investors may also purchase shares by wiring funds to the Funds' Custodian. Prior to wiring any such funds and in order to ensure that wire orders are invested promptly, investors must call the Company at 1-800-OMAHA-03 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

Customers of First National and FNC or their correspondent or affiliated banks (collectively, the "Banks") may purchase shares in connection with the requirements of their qualified accounts maintained at the Banks. In the case of the Money Market Fund, these procedures may include instructions under which a customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by the Bank and the customer are invested in shares of the Money Market Fund.

Shares of the Funds purchased through the Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the Banks. With respect to shares of the Funds so sold, it is the responsibility of the particular Bank to transmit purchase or redemption orders to the Company and to deliver federal funds for purchase on a timely basis. Beneficial ownership of shares will be recorded by the Banks and reflected in the account statements provided by the Banks to customers. A Bank will exercise voting authority for those shares for which it is granted authority by the customer.

Shares of the Funds may also be purchased through certain accounts maintained at certain other institutions (such as a broker, dealer or other institution) in accordance with the procedures of the institution. To determine whether you may purchase shares through your institution, contact your institution directly or call the Funds at 1-800-OMAHA-03.

The Banks and other institutions may impose particular customer account requirements in connection with investments in the Funds, such as minimum account size or minimum account thresholds above which excess cash balances may be invested in Fund shares. In addition, depending on the terms of the particular account used to purchase shares of the Funds, the Banks or other institutions may impose charges against the account. These charges could include asset allocation fees, account maintenance fees, sweep fees, compensatory balance requirements, transaction charges or other charges based upon account transactions, assets or income. The charges will reduce the net return on an investment in a Fund. Investors should contact their institutions with respect to these fees and the particular institution's procedures for purchasing or redeeming shares. This Prospectus should be read in conjunction with any such information received from the Banks or the institutions.

Shares of each of the Funds are purchased at the net asset value per Share (see "VALUATION OF SHARES") next determined after receipt by the Company of an order to purchase shares. Purchase of shares of a Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of that Fund. An order received prior to the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the date of receipt. An order received after the Valuation Time of any Business Day will be executed at the net asset value determined as of the Valuation Time on the next Business Day of that Fund.

MINIMUM INVESTMENT - Except as otherwise discussed below under "Auto Invest Plan," the minimum investment is $500 for the initial purchase of shares of each Fund and $50 for subsequent purchases. The subsequent purchase minimum may be waived if purchases are made in connection with an Individual Retirement Account ("IRA") and both the initial and subsequent minimum investments may be waived if purchases are made in connection with a payroll deduction plan.

MISCELLANEOUS - The Funds reserve the right to reject any order for the purchase of their shares in whole or in part. Transactions as a result of the automatic reinvestment of dividends and capital gains distributions, as well as the Funds' Auto Invest Plan and Auto Withdrawal Plan transactions, will be confirmed quarterly on the quarterly statements rather than after each transaction. Shareholders wishing to confirm these transactions before the end of the calendar quarter may do so by calling the Funds at 1-800-OMAHA-03 after the date of the transaction. Dividends are reinvested monthly _ generally during the last week of each month. Auto Invest Plan and Auto Withdrawal Plan transactions occur in accordance with the Shareholder's instructions when establishing these plans. Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of shares owned by the Shareholder and the number of shares being held in safekeeping by the Transfer Agent for the account of the Shareholder. These confirmations will include all account activity during the current year. Reports of transactions by Banks or other institutions on behalf of their customers will be sent by the Banks or other institutions to their customers. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares will not be issued.

AUTO INVEST PLAN - The Company's Auto Invest Plan enables Shareholders to make regular monthly or quarterly purchases of shares of a Fund through automatic deduction from their bank accounts, provided that the Shareholder's bank is a member of the Federal Reserve and the Automated Clearing House (ACH) system. With Shareholder authorization the Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account which proceeds will automatically be invested in shares of the designated Fund at the public offering price on the date of such deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $100; the minimum amount for subsequent investments is $50. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Purchase Application which can be acquired by calling the Company at 1-800-OMAHA-03. For a Shareholder to change his or her Auto Invest Plan instructions, the request must be made in writing to the Company at:
P.O. Box 419022, Kansas City, Missouri 64141-6022.

EXCHANGE PRIVILEGE c Shares of a Fund may be exchanged without payment of any fees for shares of each of the other First Omaha Funds at respective net asset values, provided the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. An exchange is considered a sale of shares and will result in a capital gain or loss for federal income tax purposes.

A Shareholder wishing to exchange his or her shares may do so by contacting the Company at 1-800-OMAHA-03 or by providing written instructions to the Company. Any Shareholder who wishes to make an exchange should review information in the Company's current Prospectus regarding the First Omaha Fund in which he or she wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "REDEMPTION BY TELEPHONE" below.

The Company reserves the right to modify or terminate the expanded exchange privilege upon 60 days' written notice to each Shareholder prior to the modification or termination taking effect. If shares are purchased through a Bank or other institution, the shares may be exchanged only in accordance with the instructions and procedures pertaining to that account.

REDEMPTION OF SHARES - The procedures for redeeming shares differ depending on whether the shares were purchased directly from the Funds or through Banks or other institutions. When shares are purchased directly from the Funds, the shares may be redeemed by any of the methods described below. If shares were purchased through an account at a Bank or other institution, the shares must be redeemed in accordance with the instructions and procedures pertaining to that account. For example, if a customer has agreed with a Bank to maintain a minimum balance in his or her account with the Bank, and the balance in that account falls below that minimum, the customer may be obliged to redeem, or the Bank may redeem on behalf of the customer, all or part of the customer's shares of a Fund to the extent necessary to maintain the required minimum balance. The minimum balance required by any such Bank or other institution may be higher than the minimum required by the Company.

REDEMPTION BY MAIL - A written request for redemption must be received by the Transfer Agent in order to honor the request. The Transfer Agent's address is:
First Omaha Funds, Inc., P.O. Box 419022, Kansas City, Missouri 64141-6022. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record; and (2) the redemption check is mailed to the Share-holder(s) at the address of record or mailed or wired to a commercial bank account previously designated on the Purchase Application. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefore must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if: (1) it has reason to believe that the signature is not genuine;
(2) it has reason to believe that the transaction would otherwise be improper; or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

REDEMPTION BY TELEPHONE c If a Shareholder has so designated on the Purchase Application, a Shareholder may request the redemption of shares by telephone and have the payment of redemption requests sent through ACH to a federally insured depository account previously designated by the Shareholder on the Purchase Application or mailed directly to the Shareholder at the Shareholder's address as recorded by the Transfer Agent. If a Shareholder has payment sent through ACH, please allow 24 to 48 hours for available funds. There is currently no charge for having payment of redemption requests mailed or sent through ACH to a designated bank account. Such ACH redemption requests may be made by the Shareholder by telephone to the Company. For telephone redemptions, call the Company at 1-800-OMAHA-03. Neither the Funds nor their service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Funds' telephone redemption procedures, acting upon instructions reasonably believed to be genuine. Each Fund will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, such Fund or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all telephone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verification of account name and account number or Taxpayer Identification Number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Transfer Agent at the address listed above under "HOW TO PURCHASE AND REDEEM SHARES _ Redemption by Mail."

AUTO WITHDRAWAL PLAN c The Auto Withdrawal Plan enables Shareholders of each of the Funds to make regular monthly or quarterly redemptions of shares. With Shareholder authorization, the Transfer Agent will automatically redeem shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Share holder. The required minimum withdrawal is $100. To participate in the Auto Withdrawal Plan, Shareholders should call 1-800-OMAHA-03 for more information. Purchases of additional shares concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities. For a Shareholder to change his or her Auto Withdrawal Plan instructions, the request must be made in writing to the Company.

PAYMENT TO SHAREHOLDERS - Redemption orders are effected at the net asset value per Share next determined after the shares are properly tendered for redemption, as described above. Payment to Shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, a Fund will attempt to honor requests from Shareholders for next day payments upon redemption of shares if the request for redemption is received by the Transfer Agent before 4:00 p.m. (2:00 p.m. for the Money Market Fund) Eastern Time, on a Business Day or, if the request for redemption is received after 4:00 p.m. (2:00 p.m. for the Money Market Fund) Eastern Time, to honor requests for payment on the second Business Day, unless it would be disadvantageous to that Fund or the Shareholders of that Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

The Company may be requested to redeem shares for which it has not yet received good payment. In such circumstances, the Company may delay the forwarding of proceeds for up to 15 days until payment has been collected for the purchase of such shares. The Company intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, the Company may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price, which portfolio securities may or may not be liquid. In such cases, an investor may incur brokerage costs in converting such securities to cash.

Due to the relatively high cost of handling small investments, each Fund reserves the right to redeem, at net asset value, the shares of that Fund of any Shareholder if, because of redemptions of shares by or on behalf of the Shareholder (but not as a result of a decrease in the market prices of such shares or the establishment of an account with less than $500 using the Auto Invest Plan or pursuant to a payroll deduction plan), the account of such Shareholder has a value of less than $500. Accordingly, an investor purchasing shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her shares. Before a Fund exercises its right to redeem such shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $500.

See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Company may suspend the right of redemption in light of the Company's responsibilities under the 1940 Act.

DIVIDENDS AND TAXES
DIVIDENDS - The net investment income of each Fund (except the Money Market
Fund) is declared monthly as a dividend to Shareholders. Such dividends are generally declared at the close of business on the day of declaration and paid monthly. The Money Market Fund declares income dividends daily. Shares of the Money Market Fund purchased prior to 2:00 p.m. Eastern Time will accrue interest on the date of purchase. Such dividends are paid monthly. Distributable net realized capital gains are distributed at least annually. A Shareholder of a Fund will automatically receive all distributions in additional full and fractional shares of that Fund at the net asset value as of the date of payment unless the Shareholder elects to receive such dividends in cash. Such election, or any revocation thereof, must be made in writing to the appropriate Fund, addressed to: First Omaha Funds, Inc., P.O. Box 419022, Kansas City, Missouri 64141-6022, and will become effective with respect to dividends having record dates after its receipt by the Transfer Agent. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of the shares in a Fund.

FEDERAL TAXES - Each of the Funds of the Company is treated as a separate entity for federal income tax purposes and each intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for so long as such qualification is in the best interest of such Fund's Shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its Shareholders at least 90% of its investment company taxable income. Each Fund contemplates declaring as dividends 100% of that Fund's investment company taxable income (before deduction of dividends paid). Because all of the Money Market Fund's net investment income is expected to be derived from earned interest and short-term capital gains, it is anticipated that no part of any distribution will be eligible for the dividends-received deduction for corporations. The Money Market Fund does not expect to realize any long-term capital gains and, therefore, does not foresee paying any "capital gains dividends" as described in the Code.

In order to avoid the imposition of an excise tax, each Fund is required to distribute annually, prior to calendar year end, 98% of taxable ordinary income on a calendar year basis, 98% of capital gain net income realized in the 12 months preceding October 31, and the balance of undistributed taxable ordinary income and capital gain net income from the prior calendar year. If distributions during the calendar year are less than the required amounts, that Fund would be subject to a nondeductible 4% excise tax on the deficiency.

A Shareholder receiving a distribution of ordinary income and/or an excess of short-term capital gain over net long-term capital loss would treat it as a receipt of ordinary income even if paid in additional shares and not in cash. Shareholders not subject to federal income tax on their income will not, however, be required to pay federal income tax on any amounts distributed to them. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends, if any, qualifying for the dividends-received deduction received by a Fund bear to its gross income.

Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to Share holders as long-term capital gain in the year in which it is received, regardless of how long the Shareholder has held their shares. Such distributions are not eligible for the dividends-received deduction.

If the net asset value of a Share is reduced below the Share holder's cost of that Share by the distribution of income or gain realized on the sale of securities, the distribution is a return of invested principal, although taxable as described above.

Prior to purchasing shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

STATE TAXES - Even though a substantial portion of distributions of net income by the Money Market Fund to its Shareholders, and lesser amounts of distributions to other Fund Shareholders, will be attributable to interest on U.S. Treasury obligations, which may be exempt from state or local tax if received directly by a Shareholder, Shareholders of a Fund may be subject to state and local taxes with respect to their ownership of shares or their receipt of distributions from such Fund. In addition, to the extent Shareholders receive distributions of income attributable to investments in repurchase agreements by a Fund, such distribution may also be subject to state or local taxes.
The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting each Fund and its Shareholders. Potential investors in each Fund are urged to consult their tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

Shareholders will be advised at least annually as to the income tax consequences of distributions made to them during the year.

MANAGEMENT OF THE COMPANY

DIRECTORS OF THE COMPANY - Overall responsibility for management of the Company rests with the Board of Directors, who are elected by the Shareholders of the Company's Funds. The Company will be managed by the Directors in accordance with the laws of Nebraska governing corporations. The Directors, in turn, elect the officers of the Company to supervise the day-to-day operations.

The Directors receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Directors they attend. The officers of the Company receive no compensation directly from the Company for performing the duties of their offices.

INVESTMENT ADVISERS - First National Bank of Omaha (First National), One First National Center, Omaha, Nebraska 68102-1596, is the investment adviser of each of the Funds except the First Omaha Growth Fund. First National is a subsidiary of First National of Nebraska, Inc., a Nebraska corporation, with total assets of approximately $7.3 billion as of December 31, 1997. First National provides a full range of financial and trust services to businesses, individuals, and government entities and has been providing quality trust and investment management service for over 65 years. First National serves Nebraska, as well as other areas of the Midwest. In addition, as of December 31, 1997, First National's Trust Division had approximately $8.0 billion of assets under administration, including approximately $3.3 billion under management.

Subject to the general supervision of the Company's Board of Directors and in accordance with the Funds' investment objectives and restrictions, First National manages the investments of its Funds, makes decisions with respect to and places orders for, all purchases and sales for its Fund's portfolio securities, and maintains its Fund's records relating to such purchases and sales. All investment decisions for each Fund are made by an investment committee, and no person is primarily responsible for making recommendations to that committee.

FNC Trust Group, n.a. (FNC), serves as investment adviser of the First Omaha Growth Fund. FNC was established in May 1997 as a wholly-owned subsidiary of First National Colorado, Inc. First National Colorado, Inc. is a wholly-owned subsidiary of First National of Nebraska, Inc.

FNC was created to provide trust and asset management services both directly and as an agent for banks with trust powers. Currently, FNC provides trust administrative and asset management services as an agent for clients of Union Colony Bank, Greeley, Colorado and has offices in Boulder and Loveland, Colorado, directly servicing those communities. The predecessor to FNC was the Trust Division of Union Colony Bank, whose staff moved to FNC upon the investment adviser's formation. FNC has no previous experience in managing a registered investment company. David Jordan, the Portfolio Manager of the Growth Fund, has been the Senior Investment Officer of First National Bank of Fort Collins since 1996. As portfolio manager, Mr. Jordon is responsible for the management of the Growth Fund. From 1992 to 1996 he served as Portfolio Manager of First Interstate Bank at Denver.

FNC provides a full range of trust and asset management services to clients. As of December 31, 1997, FNC had $225 million in assets under administration either directly or as agent, including over $170 million for which the investment adviser had investment responsibility.
Subject to the general supervision of the Company's Board of Directors and in accordance with the Growth Fund's investment objective and restrictions, FNC manages the investments of the Fund, makes decisions with respect to and places orders for, all purchases and sales of the Fund's portfolio securities, and maintains the Fund's records relating to such purchases and sales.

For the services provided and expenses assumed pursuant to its investment advisory agreement with the Company, First National receives a fee from the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fund and the Money Market Fund, computed daily and paid monthly, equal to the lesser of: (1) a fee at the annual rate of eighty-five one-hundredths of one percent (.85%), seventy-five one-hundredths of one percent (.75%), seventy-five one-hundredths of one percent (.75%), sixty one-hundredths of one percent (.60%), fifty one-hundredths of one percent (.50%), and twenty-five one-hundredths of one percent (.25%), respectively, of that Fund's average daily net assets; or (2) such other fee as may be agreed upon in writing from time to time by the Company and First National.

For the services provided and expenses assumed pursuant to its investment advisory agreement with the Company, FNC receives a fee from the Growth Fund, computed daily and paid monthly, equal to the lesser of: (1) a fee at the annual rate of seventy-five one-hundredths of one percent (.75%) of the Fund's average daily net assets; or (2) such other fee as may be agreed upon in writing from time to time by the Company and FNC.

Investment advisory fees of seventy-five one-hundredths of one percent (.75%) and higher are higher than similar fees paid by most other mutual funds. The Advisers may periodically voluntarily waive all or a portion of their advisory fees with respect to a Fund. These waivers may be terminated at any time at the Advisers' discretion. The Advisers may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fee will cause the yield and total return of that Fund to be higher than it would be in the absence of such reduction.

ADMINISTRATOR AND DISTRIBUTOR - Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202-5712, acts as administrator for each of the Funds. Richard Snyder and Randy Pavlick are officers of the Company and officers and/or employees of the Administrator. As compensation for its administrative services (which include clerical, compliance, regulatory, fund accounting and other services) and the assumption of related expenses, the Administrator is entitled to a fee, computed daily and payable monthly, at an annual rate of twenty one-hundredths of one percent (.20%) of each Fund's average net assets subject to a minimum fee of $300,000 for the Equity, Fixed Income, Short/ Intermediate and Money Market Funds in the aggregate and to a minimum fee of $50,000 for each of the Small Cap Value, Growth and Balanced Funds. The Administrator may periodically voluntarily waive all or a portion of its administrative fee with respect to one or more Funds. These waivers may be terminated at any time at the Administrator's discretion. The Administrator may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fee will cause the yield of that Fund to be higher than it would be in the absence of such reduction.

Sunstone Distribution Services, LLC, an affiliate of the Administrator, acts as Distributor for each of the Funds. The Distributor receives no compensation from the Funds under its Distribution Agreement with the Company, but may receive compensation under the Distribution and Service Plan described below.

EXPENSES - The Advisers and the Administrator each bear all expenses in connection with the performance of their services as investment advisers and administrator, respectively, other than the cost of securities (including brokerage commissions, and issue and transfer taxes, if any) purchased for a Fund. Each Fund will bear the following expenses relating to its operations: organizational expenses; taxes; interest; any brokerage fees and commissions; fees and expenses of the Directors of the Company; Commission fees; state securities qualification fees; costs of preparing and printing Prospectuses for regulatory purposes and for distribution to its current Shareholders; outside auditing and legal expenses; advisory and administration fees; fees and out-of-pocket expenses of the Administrator, Custodian and Transfer Agent; costs for independent pricing service; certain insurance premiums; costs of maintenance of the Company's existence; costs of Shareholders' and Directors' reports and meetings; distribution expenses incurred pursuant to the Distribution and Service Plan described below; and any extraordinary expenses incurred in a Fund's operation.

DISTRIBUTION PLAN - Pursuant to Rule 12b-l under the 1940 Act, the Company has adopted a Distribution and Service Plan (the "Plan"), under which each Fund is authorized to pay a periodic amount representing distribution expenses calculated at an annual rate not to exceed twenty-five one-hundredths of one percent (.25%) of the average daily net assets of that Fund. Such amount may be used to pay banks (including the Advisers), broker-dealers and other institutions (a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between the Distributor or the Funds and the Participating Organization. Under the Plan, a Participating Organization may include the Distributor, its subsidiaries and its affiliates.

ADMINISTRATIVE SERVICES PLAN - The Company has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include the Advisers, their correspondent and affiliated banks, and the Administrator and its affiliates (each a "Service Organization"), which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of shares of that Fund. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly at an annual rate of up to twenty-five one-hundredths of one percent (.25%) of the average daily net asset value of shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.
The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, recordkeeping and/or administrative support services with respect to the beneficial or record owners of shares of the Funds, such as processing dividend and distribution payments from the Funds on behalf of customers, providing periodic statements to customers showing their positions in the shares of the Funds, providing sub-accounting with respect to shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in shares of the Funds pursuant to specific or pre-authorized instructions.

As authorized by the Services Plan, the Company has entered into a Servicing Agreement with First National pursuant to which First National has agreed to provide certain administrative support services in connection with shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to: (1) processing dividend and distribution payments from a Fund on behalf of customers; (2) providing periodic statements to its customers showing their positions in the Funds; (3) arranging for bank wires; (4) responding to routine customer inquiries relating to services performed by the Advisers; (5) providing sub-accounting with respect to the shares beneficially owned by First Nationals' customers or the information necessary for sub-accounting; (6) if required by law, forwarding Shareholder communications from a Fund (such as proxies, Shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (7) aggregating and processing purchase, exchange and redemption requests from customers and placing net purchase, exchange and redemption orders for customers; and (8) providing customers with a service that invests the assets of their account in the shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Company, on behalf of each of the Funds, except the Growth and the Money Market Funds, may pay First National a monthly fee, computed at the annual rate of ten one-hundredths of one percent (.10%) of the average aggregate net asset value of shares of that Fund held during the period by customers for whom First National has provided services under the Servicing Agreement. First National may periodically voluntarily reduce all or a portion of their administrative services fee with respect to a Fund. The reduction of such fee will cause the yield and total return of that Fund to be higher than they would be in the absence of such reduction.

BANKING LAWS - The Advisers believe that they possess the legal authority to perform the services for each Fund contemplated by the Plan adopted by the Company, their Investment Advisory Agreements and their Custodian Agreements with the Company and administrative support services contemplated by the Servicing Agreement with the Company, as described in this Prospectus, without violation of applicable banking laws and regulations, and have so represented in their Investment Advisory Agreements, their Servicing Agreements and their Custodian Agreements with the Company. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Advisers could continue to perform such services for the Funds. It is not anticipated, however, that any change in the Company's method of operations would affect its net asset value per Share or result in financial losses to any Share holder. See "MANAGEMENT OF THE COMPANY _ Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable law and regulations.

GENERAL INFORMATION

DESCRIPTION OF THE COMPANY AND ITS SHARES - The Company was organized as a Nebraska corporation on October 12, 1994. The Company and its Equity Fund, Fixed Income Fund, Short/Intermediate Fund and Money Market Fund were organized to acquire the assets and continue the business of the corresponding substantially identical investment portfolios of The Sessions Group, an Ohio business trust. References herein to the "immediate predecessor" of a Fund refer to the investment portfolio of The Sessions Group which corresponds to such Fund. On April 10, 1995 the Company acquired approximately $326 million of assets from The Sessions Group in return for an equivalent dollar amount of shares of the Company. The Small Cap Value Fund was added and became effective on March 29, 1996. The Balanced Fund became effective on July 29, 1996. The GrowthFund became effective on April 1, 1998. Each Share of a Fund represents an equal proportionate interest in that Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors (see "Miscellaneous" below).

The Articles of Incorporation of the Company permit the Company, by resolution of its Board of Directors, to create new series of common shares relating to new investment portfolios or to subdivide existing series of shares into subseries or classes. Classes could be utilized to create differing expense and fee structures for investors in the same Fund. Differences could exist, for example, in the sales load, Rule 12b-1 fees or service plan fees applicable to different classes of shares offered by a particular Fund. Such an arrangement could enable the Company to tailor its marketing efforts to a broader segment of the investing public with a goal of attracting additional investments in the Funds.

While the Board of Directors of the Company has not created any such subseries or classes, it could do so in the future without Shareholder approval. However, any such creation of classes would require compliance with regulations the Commission has adopted under the 1940 Act.

Shareholders are entitled to one vote for each Share owned and a proportionate fractional vote for any fraction of a Share owned, and will vote in the aggregate and not by series or Fund except as otherwise expressly required by law. For example, Shareholders of each of the Funds will vote in the aggregate with other Shareholders of the Company with respect to the election of Directors and ratification of the selection of independent accountants. However, Shareholders of each of the Funds will vote as a series, and not in the aggregate with other Shareholders of the Company, for purposes of approval of such Fund's Investment Advisory Agreement and the Plan. In connection with any election of Directors, Shareholders are entitled to cumulate their votes by casting the number of votes equal to the number of directorships being filled multiplied by the number of shares held, and to cast all of such votes for one candidate or to distribute them among several candidates as the Shareholder sees fit.

First National will possess, in a fiduciary capacity, on behalf of its underlying accounts, voting or investment power with respect to a substantial majority of the outstanding shares of each of the Funds except the Growth Fund and therefore, will be presumed to control each of such Funds within the meaning of the 1940 Act.

FNC will possess, in a fiduciary capacity, on behalf of its underlying accounts, voting or investment power with respect to a substantial majority of the outstanding shares of the Growth Fund and therefore, will be presumed to control the Growth Fund within the meaning of the 1940 Act.

Overall responsibility for the management of each of the Funds is vested in the Board of Directors of the Company. See "MANAGEMENT OF THE COMPANY _ Directors and Officers." Individual Directors are elected by the Shareholders of the Company and may be removed by the Board of Directors or Shareholders of the Company in accordance with the provisions of the Articles of Incorporation and Bylaws of the Company and Nebraska law. See "ADDITIONAL INFORMATION _ Miscellaneous" in the Statement of Additional Information for further information.

An annual or special meeting of Shareholders to conduct necessary business is not required by the Articles of Incorporation, the 1940 Act or other authority except, under certain circumstances, to elect Directors, amend the Articles of Incorporation, the Investment Advisory Agreement, the Plan or a Fund's fundamental policies and to satisfy certain other requirements. To the extent that such a meeting is not required, the Company may elect not to have an annual or special meeting. However, the Company has undertaken to hold a meeting of Shareholders to consider the removal of any Director if requested by the holders of at least 10% of the Company's outstanding shares.

CUSTODIAN - First National Bank of Omaha (the "Custodian") serves as custodian for each of the Funds. Pursuant to the Custodian Agreement with the Company, the Custodian receives compensation from each of the Funds for such services in an amount equal to a fee, computed daily and paid monthly, at the annual rate of three one-hundredths of one percent (.03%) of each Fund's average daily net assets. The Custodian may periodically waive all or a portion of its custody fees with respect to a Fund. These waivers may be terminated at any time at the Custodian's discretion.

TRANSFER AGENCY SERVICES - First National Bank of Omaha (the "Transfer Agent") serves as the Funds' transfer agent pursuant to a Transfer Agency Agreement with the Company. Pursuant to such Agreement, the Transfer Agent, among other things, provides, or agrees to cause others to provide, the following services in connection with each Fund's Shareholders of record: maintenance of shareholder records for each of the Fund's Shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of each Fund on the Shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of Shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee from the Funds based on the number of Shareholders of record, subject to certain minimum amounts from each Fund.

DST Systems, Inc., 210 W. 10th Street, Kansas City, Missouri 64105-1614, serves as sub-transfer agent for the Funds pursuant to a Sub-Transfer Agency Agreement with First National Bank of Omaha. DST Systems, Inc. performs the principal services as transfer agent for the Funds under such Agreement and receives a fee from First National Bank of Omaha for such services.

MISCELLANEOUS c Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a Fund" means the consideration received by a Fund upon the issuance or sale of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Company not readily identified as belonging to a particular Fund that are allocated to such Fund by the Company's Board of Directors. The Board of Directors may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Directors of the Company as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Funds are conclusive.

As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding shares" of a Fund means the affirmative vote, at a meeting of Share holders duly called, of the lesser of: (1) 67% or more of the votes of Shareholders of a Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of such Fund are represented in person or by proxy; or (2) the holders of more than 50% of the outstanding shares of a Fund.

YEAR 2000 - The Fund and its service providers depend on the reasonably consistent operations of their computer software systems. Many computer software systems in use today cannot properly recognize and process date-sensitive information relating to the year 2000 and beyond. This design flaw, if not properly identified and corrected, could have a negative impact on the handling of securities trades, pricing and account services. The Fund and its service providers are aware of this problem and have been actively working on necessary changes to their computer systems to deal with the year 2000 and reasonably believe that their systems will be year-2000 compliant before that date. Nevertheless, the inability of the Fund and its service providers to successfully address the year 2000 issue could result in interruptions in the Fund's business and have a material adverse effect on the Fund's operations.

PERFORMANCE INFORMATION

From time to time, performance information for the Small Cap Value, Growth Fund, Equity, Balanced, Fixed Income and Short/Intermediate Funds showing their respective average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and Shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since the commencement of operations for such Fund (including its immediate predecessor). Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redeemable value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions), which figure is then annualized. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized.The Funds may, when citing performance in marketing and sales literature, include the performance of investment vehicles which were predecessors to the Funds. Yield will be computed by dividing a Fund's net investment income per share (as calculated on a yield to maturity basis) earned during a recent 30-day period by that Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

From time to time the Money Market Fund may advertise its "yield," "effective yield" and "average annual total return." THE YIELD FIGURES AND THE RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of the Money Market Fund refers to the income generated by an investment therein over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Money Market Fund may also present a 30-day yield which is calculated similarly but instead refers to a 30-day period rather than a seven-day period. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market Fund is assumed to be reinvested. The "effective yield" is slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. For the seven-day period ended March 31, 1998, the yield of the Money Market Fund was 4.91% and its effective yield was 5.03%.

In addition, from time to time, the Funds may present their distribution rates in supplemental sales literature and in Shareholder reports both of which must be accompanied or preceded by a Prospectus. Distribution rates will be computed by dividing the distributions per share made by a Fund over a 12-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although each Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital items which are often non-recurring in nature, whereas yield does not include such items. Distribution rate information will be accompanied by the standardized yield and total return data.

Investors may also judge the performance of each Fund by comparing or referencing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services which indices or data may be published by such services or by other services or publications. For example, the total return and yield of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. In addition, the total return of a Fund may be compared to the S&P 500 Index, the S&P 400 Index, the S&P 600 Index, the Nasdaq Composite Index, an index of unmanaged groups of common stocks of domestic companies that are quoted on the National Association of Securities Dealers Automated Quotation System, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange, the Lehman Bros. Mutual Fund Short (1-5) U.S. Gov't Index, or the Lehman Bros. Gov't/Corp. Bond Index. Total Return and yield data as reported in national financial publications, such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Funds. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, sales literature and reports to Shareholders.

Yield and total return are generally functions of market conditions, interest rates, types of investments held and operating expenses. Consequent-ly, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by the Advisers or any of their affiliates with respect to customer accounts for investing in shares of any of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Advisers and/or the Administrator voluntarily reduce all or part of their respective fees for a Fund, as discussed below, the yield and total return of that Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions. For additional information about the performance of the Funds and their predecessors, see "ADDITIONAL PERFORMANCE INFORMATION."

ADDITIONAL PERFORMANCE INFORMATION

The following is performance information for each of the Funds. Each of the Equity, Fixed Income, Short/Intermediate and Money Market Funds acquired all of the net assets of a predecessor mutual fund on April 9, 1995. Each respective predecessor mutual fund commenced operations on December 13, 1992, except that the Money Market Fund's predecessor commenced operations on December 4, 1991.

Prospectus - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

                   AVERAGE ANNUAL TOTAL RETURNS OF THE FUNDS
                      FOR THE PERIODS ENDED MARCH 31, 1998

                                  ONE        THREE       FIVE         SINCE
                                 YEAR        YEARS      YEARS     COMMENCEMENT
-------------------------------------------------------------------------------
Small Cap Value Fund            29.60%          N/A        N/A     20.00%<F1>
-------------------------------------------------------------------------------
Growth Fund                        N/A          N/A        N/A            N/A
-------------------------------------------------------------------------------
Equity Fund                     28.89%       21.88%     17.14%     17.11%<F2>
-------------------------------------------------------------------------------
Balanced Fund                   22.34%          N/A        N/A     17.13%<F3>
-------------------------------------------------------------------------------
Fixed Income Fund               12.50%        8.62%      6.40%      7.09%<F2>
-------------------------------------------------------------------------------
Short/Intermediate Fund          8.37%        6.70%      5.17%      5.53%<F2>
-------------------------------------------------------------------------------
Money Market Fund                4.95%        4.99%      4.35%      4.11%<F4>
-------------------------------------------------------------------------------

<F1> The Fund commenced operations on June 10, 1996.
<F2> The predecessor mutual fund commenced operations on December 13, 1992.
<F3> The Fund commenced operations on August 6, 1996.
<F4> The predecessor mutual fund commenced operations on December 4, 1991.

The predecessors to the Equity, Growth, Fixed Income and Short/Intermediate Funds were successors to common trust funds. The following table describes the performance of these Funds and includes the performance of the respective predecessor and common trust funds. The predecessors to the Equity, Fixed Income and Short/ Intermediate Funds were managed by First National who manages the respective Funds. The predecessor to the Growth Fund was managed by FNC. Both First National and FNC have represented that the Funds are managed in a manner that is in all material respects equivalent to the management of the common trust funds. However, the following information should not be viewed as an indication of the future performance of the Funds. The tables below include information regarding the common trust funds' operations for periods before the Funds' registration statement became effective, as adjusted to reflect the higher expenses borne by the Funds. The common trust funds were not registered under the 1940 Act and therefore were not subject to certain investment restrictions that are imposed by that Act. If the common trust funds had been registered, their performance might have been adversely affected.


  AVERAGE ANNUAL TOTAL RETURNS OF THE FUNDS AND RESPECTIVE COMMON TRUST FUNDS
                      FOR THE PERIODS ENDED MARCH 31, 1998

                     ONE         THREE        FIVE       TEN          SINCE
                    YEAR         YEARS       YEARS      YEARS      COMMENCEMENT
--------------------------------------------------------------------------------
Equity Fund          28.89%       21.88%      17.14%   15.23%<F1>  15.98%<F1>
--------------------------------------------------------------------------------
Growth Fund      35.54%<F2>   24.81%<F2>  16.30%<F2>          N/A  15.16%<F2>
--------------------------------------------------------------------------------
Fixed Income
   Fund              12.50%        8.62%       6.40%    8.22%<F1>   8.85%<F1>
--------------------------------------------------------------------------------
Short/Intermediate
   Fund               8.37%        6.70%       5.17%          N/A   7.12%<F3>
--------------------------------------------------------------------------------

<F1> The predecessor common trust fund commenced operations on January 31, 1975.
<F2> The predecessor common trust fund commenced operations on
     November 30, 1992.
<F3> The predecessor common trust fund commenced operations on January 1, 1991.


                                                  FIRST OMAHA FUNDS - Prospectus
--------------------------------------------------------------------------------

                                             TOTAL RETURNS FOR THE YEARS ENDED MARCH 31,

                           1998       1997       1996      1995       1994       1993      1992       1991       1990       1989
---------------------------------------------------------------------------------------------------------------------------------
Equity Fund<F1>            28.89%    14.99%     22.16%     18.07%     3.20%     12.76%    14.47%     10.06%     16.69%    12.86%
---------------------------------------------------------------------------------------------------------------------------------
Growth Fund<F1><F2>        35.54%    11.32%     28.85%     15.81%   (5.50)%(0.20)%<F3>         _          _          _         _
---------------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund<F1>      12.50%     3.06%     10.54%      3.40%     2.89%     13.74%    10.10%     11.69%     11.23%     3.84%
---------------------------------------------------------------------------------------------------------------------------------
Short/Intermediate
   Fund<F1><F4>         8.37%<F4>     4.00%      7.78%      3.69%     2.14%      8.75%     8.57%  8.38%<F5>          _         _
---------------------------------------------------------------------------------------------------------------------------------

<F1> Results include performance of common trust fund which has been adjusted to reflect the Fund's operating expenses.
<F2> The common trust fund commenced operations on November 30, 1992.
<F3> Total return from November 30, 1992 through March 31, 1993 (not annualized).
<F4> The common trust fund commenced operations on January 1, 1991.
<F5> Total return from January 1, 1991 through March 31, 1991 (not annualized).

Performance quotations of a Fund represent its past performance and should not be considered as representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISERS
First National Bank of Omaha
Attention: Trust Division
One First National Center
Omaha, Nebraska 68102-1596

FNC Trust Group, n.a.
1701 23rd Avenue
Greeley, Colorado  80632

CUSTODIAN
First National Bank of Omaha
One First National Center
Omaha, Nebraska 68102-1596

ADMINISTRATOR
Sunstone Financial Group, Inc.
207 East Buffalo Street, Suite 400
Milwaukee, Wisconsin 53202-5712
DISTRIBUTOR
Sunstone Distribution Services, LLC
207 East Buffalo Street, Suite 400
Milwaukee, Wisconsin 53202-5712

LEGAL COUNSEL
Cline, Williams, Wright, Johnson & Oldfather
One Pacific Place
1125 South 103rd Street, Suite 720
Omaha, Nebraska 68124-1071

AUDITORS
KPMG Peat Marwick LLP
Two Central Park Plaza, Suite 1501
Omaha, Nebraska 68102-1636


  For more INFORMATION
  call 1-800-OMAHA-03
  or write to:
  First Omaha Funds
  P.O. Box 419022
  Kansas City, Missouri 64141-6022






                          First Omaha Small Cap Value Fund
                              First Omaha Growth Fund
                               First Omaha Equity Fund
                              First Omaha Balanced Fund
                            First Omaha Fixed Income Fund
                  First Omaha Short/Intermediate Fixed Income Fund
                    First Omaha U.S. Government Obligations Fund
                           Each an Investment Portfolio of
                               FIRST OMAHA FUNDS, INC.

                         Statement of Additional Information


                                   July 10, 1998

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus (the "Prospectus") of First Omaha Small Cap Value Fund (the "Small Cap Value Fund"), First Omaha Growth Fund (the "Growth Fund"), First Omaha Equity Fund (the "Equity Fund"), First Omaha Balanced Fund (the "Balanced Fund"), First Omaha Fixed Income Fund (the "Fixed Income Fund"), First Omaha Short/Intermediate Fixed Income Fund (the "Short/Intermediate Fund"), and First Omaha U.S. Government Obligations Fund (the "Money Market Fund"), (the Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fund and the Money Market Fund, hereinafter collectively referred to as the "Funds" and singly, a "Fund") dated as of the date hereof. The Funds are each separate investment portfolios of First Omaha Funds, Inc. (the "Company"). This Statement of Additional Information is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Company, P.O. Box 419022, Kansas City, Missouri, 64141-6022, or by telephoning toll free (800) OMAHA-03.



                      TABLE OF CONTENTS
                                                       Page

THE COMPANY                                             B-3

INVESTMENT OBJECTIVES AND POLICIES                      B-3

     Additional Information on Portfolio Instruments    B-3
     Investment Restrictions                           B-12
     Portfolio Turnover                                B-15

NET ASSET VALUE                                        B-15

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION         B-16

MANAGEMENT OF THE COMPANY                              B-17

     Directors and Officers                            B-17
     Investment Advisers                               B-19
     Portfolio Transactions                            B-21
     Glass-Steagall Act                                B-23
     Administrator/Fund Accountant                     B-24
     Expenses                                          B-25
     Distributor                                       B-26
     Administrative Services Plan                      B-27
     Custodian                                         B-28
     Transfer Agency Services                          B-29
     Auditors                                          B-30
     Legal Counsel                                     B-30

ADDITIONAL INFORMATION                                 B-30
     Organization and Capital Structure                B-30
     Shareholder Meetings                              B-30
     Ownership of Shares                               B-31
     Vote of a Majority of the Outstanding Shares      B-31
     Additional Tax Information                        B-31
     Yield of the Money Market Fund                    B-32
     Yield of the Fixed Income Fund
          and the Short/Intermediate Fund              B-33
     Calculation of Total Return                       B-33
     Distribution Rates                                B-34
     Performance Comparisons                           B-34
     Miscellaneous                                     B-35
     Financial Statements                              B-35

FINANCIAL STATEMENTS

APPENDIX                                                A-1



                STATEMENT OF ADDITIONAL INFORMATION


     THE COMPANY

     First Omaha Funds, Inc. (the "Company") is an open-end management investment company which currently offers seven diversified investment portfolios: First Omaha Small Cap Value Fund (the "Small Cap Value Fund"), First Omaha Growth Fund (the "Growth Fund"), First Omaha Equity Fund (the "Equity Fund"), First Omaha Balanced Fund (the "Balanced Fund"), First Omaha Fixed Income Fund (the "Fixed Income Fund"), First Omaha Short/Intermediate Fixed Income Fund (the "Short/Intermediate Fund"), and First Omaha U.S. Government Obligations Fund (the "Money Market Fund"), (the Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fund and the Money Market Fund, hereinafter collectively referred to as the "Funds" and singly, a "Fund").


     Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Funds. Capitalized terms not defined herein are defined in the Prospectus. No investment in Shares of a Fund should be made without first reading such Fund's Prospectus.


                     INVESTMENT OBJECTIVES AND POLICIES

Additional Information on Portfolio Instruments
-----------------------------------------------
     The following policies supplement the investment objective and policies of each Fund as set forth in the Prospectus for such Fund.

     Bank Obligations. Each of the the Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the
Short/Intermediate Fund may invest in bank obligations such as bankers' acceptances, certificates of deposit, and demand and time deposits.

     Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).
     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.


     The Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fund may also invest in Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U. S. bank or a foreign bank; and Canadian Time Deposits, which are basically the same as ETDs except they are issued by Canadian offices of major Canadian banks.


     Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.


     The Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fund may invest in commercial paper which must be rated by an NRSRO in one of the top three categories. In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories. The Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fund may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.


     Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. The Advisers will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand. No Fund will invest more than 5% of its assets in such securities.



     Foreign Investment. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs, investment companies that invest in foreign securities and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. The Growth Fund, the Equity Fund, the Short/Intermediate Fund and the Fixed Income Fund will acquire such securities only when the Advisers believe the risks associated with such investments are minimal.


     U.S. Government Obligations. Each of the Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. The Money Market Fund may also invest in "stripped" U.S. Treasury obligations such as Treasury Receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

     When-Issued Securities. As discussed in the Prospectus of the Funds, each such Fund may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a "when-issued" basis, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, such Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a
Fund's commitment.   It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, a Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets.

     When a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. Each of the Funds will engage in "when-issued" delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies and not for investment leverage.

     Mortgage-Related Securities. The Balanced Fund, the Short/Intermediate Fund and the Fixed Income Fund may, consistent with their respective investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     Mortgage-related securities, for purposes of such Funds' Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.


     The Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fund may also invest in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage-related securities will be purchased only if rated in the four highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Advisers deems to present attractive opportunities and are of comparable quality.


     There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the U.S. government. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCS"). The FHLMC is a corporate instrumentality of the U.S. government, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. government or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Other Asset-Backed Securities. The Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fund may also invest in interests in pools of receivables, such as motor vehicle installment purchase obligations (known as Certificates of Automobile Receivables or CARs) and credit card receivables (known as Certificates of Amortizing Revolving Debts or CARDs). Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

     Such securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. Non-mortgage-backed securities will be purchased by the Balanced Fund, the Fixed Income Fund or the Short/Intermediate Fund only when rated in one of the four highest rating categories for such securities by one or more appropriate NRSROs at the time of purchase. In addition, such securities generally will have remaining estimated lives at the time of purchase of seven years or less.


     The development of these asset-backed securities is at an early state compared to mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. The Advisers will limit purchases of asset-backed securities to securities that are deemed to be readily marketable by the Advisers at the time of purchase.

     Asset-backed securities held by the Balanced Fund, Fixed Income Fund or the Short/Intermediate Fund arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.

     The estimated life of an asset-backed security may vary with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be a function of current market interest rates and other economic and demographic factors. Since prepayment experience can vary, asset-backed securities may be a less effective vehicle for locking in high long-term yields. None of these Funds will invest more than 5% of its assets in such other asset-backed securities.


     Medium-Grade Debt Securities. As stated in the Prospectus, the Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fund may each invest in securities within the four highest rating groups assigned by one or more appropriate NRSROs, including securities rated in the fourth highest rating group or, if unrated, judged by the Advisers to be of comparable quality ("Medium-Grade Securities").


     As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. Medium-Grade Securities are considered by Moody's to have speculative characteristics.

     Medium-Grade Securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the price of Medium-Grade Securities is generally subject to greater market risk and therefore reacts more sharply to changes in interest rates. The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.


     Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fund to sell such securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited.

     Particular types of Medium-Grade Securities may present special concerns. Some Medium-Grade Securities in which the Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that such Funds may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

     The credit ratings issued by NRSROs are subject to various limitations.
For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Advisers conduct their own independent credit analysis of Medium-Grade Securities.

     Securities of Other Investment Companies. Each of the Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fund may invest in securities issued by other investment companies, including in Shares of the Money Market Fund. Each of the Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of these Funds. Except as described in the Prospectus with respect to an investment in the Money Market Fund, as a shareholder of another investment company, such a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that such Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest, other than the Money Market Fund, may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by that Fund and, therefore, will be borne directly by shareholders.

     Income Participation Loans. The Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fund may make or acquire participation in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

     Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fund may have a demand provision permitting such Fund to require repayment within seven days. Participation in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are not readily marketable, they will be subject to the Fund's 5% limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless such Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Company's Board of Directors will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.


     The Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fund will purchase income participation loans only if such instruments are, in the opinion of the Advisers, of comparable quality to securities rated within the four highest rating groups assigned by one or more appropriate NRSROs. None of these Funds will invest more than 5% of its assets in such securities.

     Repurchase Agreements. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which the Advisers deem credit-worthy under guidelines approved by the Company's Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be of the same type and quality as those in which such Fund may invest directly. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by such Fund were delayed pending court action.
Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Directors of the Company believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Company if presented with the question. Securities subject to repurchase agreements will be held by that Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     Reverse Repurchase Agreements. As discussed in the Prospectus, each of the Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with such Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.


     Illiquid Securities. Each Fund may invest up to 5% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities). The Board of Directors has the ultimate authority to determine which securities are liquid or illiquid for purposes of this limitation. Certain securities ("restricted securities") exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended ("Securities Act") (securities that may be resold pursuant to Rule 144A or Regulation S under the Securities Act), may be considered liquid. The Board has delegated to the Advisers the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Advisers to look to such factors as (a) the nature of the market for a security (including the institutional private or international resale market), (b) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (c) the availability of market quotations (e.g., for securities quoted in PORTAL system), and (d) other permissible relevant factors. Certain securities, such as repurchase obligations maturing in more than seven days, are currently considered illiquid.

     Restricted securities may be sold only in privately negotiated or other exempt transactions, qualified non-U.S. transactions, such as under Regulation S, or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date.
If, during such period, adverse market conditions were to develop, that Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 5% of the value of its net assets is invested in illiquid assets, including restricted securities which are not readily marketable, that Fund will take such steps as it deems advisable, if any, to reduce the percentage of such securities to 5% or less of the value of its net assets.

Investment Restrictions
-----------------------

     Each Fund's investment objective is a fundamental policy and may not be changed without a vote of the holders of a majority of such Fund's outstanding Shares. In addition, the following investment restrictions may be changed with respect to a particular Fund only by a vote of the majority of the outstanding Shares of that Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares").

     In addition to the investment restrictions set forth in the Prospectus, the Money Market Fund may not:

     1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that such Fund may be deemed to be an underwriter under certain securities laws, in the disposition of "restricted securities" acquired in accordance with that Fund's investment objectives and policies;

     2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments by such Fund in marketable securities of companies engaged in such activities are not hereby precluded);

     3.   Write or purchase put or call options;

     4.   Invest in any issuer for purposes of exercising control or management;
and


     5. Purchase or retain securities of any issuer if the officers or Directors of the Company or the officers or directors of its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

     In addition, none of the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fund may:

     1. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

     2.   Engage in any short sales;

     3. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

     4. Purchase or sell commodities or commodities contracts, unless and until disclosed in the current Prospectus of the Funds; and




     5. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities are not prohibited by this restriction).

     In addition to the investment restrictions set forth in the Prospectus, the Growth Fund may not:

     1. Act as an underwriter or distributor of securities other than shares of the Fund except to the extent that the Fund's participation as part of a group in bidding or by bidding alone, for the purchase of permissible investments directly from an issuer or selling shareholders for the Fund's own portfolio may be deemed an underwriting, and except to the extent that the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities;

     2. Purchase or sell commodities or commodities contracts unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from engaging in transactions involving foreign currencies, futures contracts, options on futures contracts or options, or from investing in securities or other instruments backed by physical commodities); and

     3. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities are not prohibited by this restriction).

     The following additional investment restrictions may be changed without the vote of a majority of the outstanding Shares of a Fund. The Money Market Fund may not:

     1. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; and

     2.   Buy common stocks or voting securities.
     In addition to the fundamental restrictions listed above, the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fund have adopted the following restrictions that may be changed by the Board of Directors without Shareholder approval:


     1. Purchase participations or direct interests in oil, gas or other mineral exploration or development programs (although investments by such Funds in marketable securities of companies engaged in such activities are not prohibited in this restriction);

     2. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) a Fund may invest in other investment companies if, at the time of purchase (i) the acquiring Fund will own no more than 3% of the shares of the investment company selling such shares, (ii) the value of the investment company shares acquired, when aggregated with the value of other shares of such investment company held by the acquiring Fund, does not exceed 5% of the total assets of the acquiring Fund, and (iii) the value of the investment company shares acquired, when aggregated with the value of any other shares of investment companies held by the acquiring Fund, does not exceed 10% of the total assets of the acquiring Fund; and


     3. Purchase or retain the securities of an issuer if, to the knowledge of such Fund's management, the officers or Directors of the Company, and the officers or directors of First National, who each owns beneficially more than
 .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

     The following additional investment restrictions are not fundamental and may be changed without the vote of a majority of the outstanding Shares of the Growth Fund. The Growth Fund may not:

     1. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) the Fund may invest in other investment companies if, at the time of purchase
(i) the acquiring Fund will own no more than 3% of the shares of the investment company selling such shares, (ii) the value of the investment company shares acquired, when aggregated with the value of other shares of such investment company held by the acquiring Fund, does not exceed 5% of the total assets of the acquiring Fund, and (iii) the value of the investment company shares acquired, when aggregated with the value of any other shares of investment companies held by the acquiring Fund, does not exceed 10% of the total assets of the acquiring Fund;

     2. Purchase securities on margin (except to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities) or participate in a joint trading account; provided, however, the Fund may (i) purchase or sell futures contracts, (ii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts, (iii) write or invest in put or call options on securities and indexes, and (iv) engage in foreign currency transactions. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of FNC to save brokerage costs on average prices among them is not deemed to result in a securities trading account.);

     3. Acquire illiquid securities if, as a result of such investments, more than five percent (5%) of the Fund's net assets (taken at market value at the time of each investment) would be invested in illiquid securities. "Illiquid securities" means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities; and

     4.   Engage in any short sales.

     If any percentage restriction described above (and in the Prospectus) is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction. However, should a change in net asset value or other external events cause a Fund's investment in illiquid securities to exceed such Fund's limit on its investments in such securities, that Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, a Fund would not be required to liquidate any portfolio securities where such Fund would suffer a loss on the sale of such securities.

Portfolio Turnover
------------------

     The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition were one year or less.

     Because the Money Market Fund intends to invest entirely in securities with remaining maturities of less than one year and because the Commission requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover with respect to the Money Market Fund is expected to be zero percent for regulatory purposes. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. Portfolio turnover will not be a limiting factor in making investment decisions.


                                NET ASSET VALUE
     As indicated in the Prospectus, the net asset value of each Fund is determined and the Shares of each Fund are priced as of the Valuation Time on each Business Day of the Company. A "Business Day" is a day on which the New York Stock Exchange is open for trading and any other day (other than a day on which no Shares of a Fund are tendered for redemption and no order to purchase any Shares is received) during which there is sufficient trading in portfolio instruments that such Fund's net asset value per share might be materially affected. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Valuation of the Money Market Fund.
-----------------------------------

     The Money Market Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. The value of securities in the Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

     Pursuant to Rule 2a-7, the Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to the Money Market Fund's objective of maintaining a stable net asset value per share, provided that the Money Market Fund will not purchase any security with a remaining maturity of more than 397 days (13 months) (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Company's Board of Directors has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Money Market Fund, to stabilize the net asset value per share of the Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Directors, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Money Market Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Directors promptly consider what action, if any, should be initiated. If the Directors believe that the extent of any deviation from the Money Market Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the number of the Money Market Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

Valuation of the Other Funds.
-----------------------------

     Each security traded on a U.S. national securities exchange or quoted on the NASDAQ National Market System ordinarily will be valued on the basis of its last sale price on the date of valuation or, if there are no sales that day, at the closing bid quotation. Securities traded on exchanges located outside of the U.S. will be valued on the basis of the price as of the most recent close of business on the exchange preceding the time of valuation. Debt securities (other than short-term instruments are valued at prices furnished by a pricing service. Securities and other assets for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Directors of the Company. Short-term securities are valued at either amortized cost or original cost plus accrued interest, which approximates current value.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds are sold on a continuous basis by the Distributor, and the Shares may be purchased either directly from the Funds or through Banks or certain other institutions. Investors purchasing Shares of the Funds may include officers, directors, or employees of the Advisers or their correspondent or affiliated banks.


     The Company may suspend the right of redemption or postpone the date of payment for Shares of a Fund during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the Commission, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Company of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Company to determine the fair value of its net assets.

     The Company may redeem Shares of the Money Market Fund involuntarily if redemption appears appropriate in light of the Company's responsibilities under the 1940 Act. See "NET ASSET VALUE -Valuation of the Money Market Fund" in this Statement of Additional Information.


                           MANAGEMENT OF THE COMPANY

Directors and Officers
----------------------
     Overall responsibility for management of the Company rests with its Board of Directors, which is elected by the Shareholders of the Company. The Directors elect the officers of the Company to supervise actively its day-to-day operations.

     The names of the Directors and officers of the Company, their addresses, and principal occupations during the past five years are as follows:


                         Position(s) Held      Principal Occupation(s)
Name and Address         with the Company      During Past 5 Years
-----------------        -----------------     -----------------------
David P. Greer<F1>       President and         Trust Officer, First National
3623 South 107th Avenue  Director              Bank of Omaha (1987-1994);
Omaha, NE  68124                               presently retired

Randy M. Pavlick         Secretary             Vice President - Legal
207 East Buffalo Street                        and Compliance Services,
Suite 400                                      Sunstone Financial Group, Inc.
Milwaukee, WI  53202                           (1993-present); previously in
                                               private law practice with Foley
                                               & Lardner, a law firm

Richard P. Snyder        Vice President        Administration Services Group
207 East Buffalo Street  and Treasurer         Manager, Sunstone Financial
Suite 400                                      Group, Inc. (1993-present);
Milwaukee, WI  53202                           previously Audit Manager,
                                               Sta-Rite Industries, Inc.
                                               (1990-1993)


                         Position(s) Held      Principal Occupation(s)
Name and Address         with the Company      During Past 5 Years
-----------------        -----------------     -----------------------
Joseph Caggiano          Director              Vice Chairman (1967-1993),
302 South 36th Street                          Chief Financial Officer
Omaha, NE  68131                               (1967-1991) and Vice-Chairman
                                               Emeritus (1993-present) of
                                               Bozell Jacobs

Harry A. Koch, Jr.<F1>   Director              President and Treasurer,
P.O. Box 6215                                  The Harry A. Koch Co.,
Omaha, NE  68106                               insurance agents and brokers
                                               (1958-present)

Robert A. Reed           Director              President and Chief Executive
2600 Dodge Street                              Officer, Physicians Mutual
Omaha, NE  68131                               Insurance Company and Physicians
                                               Life Insurance Company
                                               (1974-present)

Gary Witt                Director              President and Shareholder,
11837 Miracle Hills Drive                      Lutz & Company, P.C.,
Suite 100                                      Certified Public Accountants
Omaha, NE  68154                               (1987-present)


------------------
     <F1> Denotes "interested directors" as defined in the 1940 Act.

     Mr. Witt joined the Board in March 1997, filling the vacancy created by the death of M.T. Crummer.


     The following table sets forth certain information concerning compensation paid by the Company to its Directors and officers in the fiscal year ending March 31, 1998.



                                 Pension or
                                 Retirement
                  Aggregate   Benefits Accrued  Estimated
                 Compensation    as Part of       Annual         Total
Name and          to be Paid      Company       Retirement    Compensation
Position          by Company      Expenses       Benefits     From Company
--------         -----------  ----------------  ---------    --------------
David P. Greer      $4,000          -0-            -0-           $4,000
President and
Director

Randy M. Pavlick     -0-            -0-            -0-            -0-
Secretary


                                 Pension or
                                 Retirement
                  Aggregate   Benefits Accrued  Estimated
                 Compensation    as Part of       Annual         Total
Name and          to be Paid      Company       Retirement    Compensation
Position          by Company      Expenses       Benefits     From Company
--------         -----------  ----------------  ---------    --------------
Richard P. Snyder    -0-            -0-            -0-            -0-
Vice President
and Treasurer

Joseph Caggiano     $4,000          -0-            -0-           $4,000
Director

Harry A. Koch, Jr.  $4,000          -0-            -0-           $4,000
Director


Robert A. Reed      $4,000          -0-            -0-           $4,000
Director

Gary Witt        $4,000          -0-            -0-           $4,000
Director


     As of May 31, 1998, the Company's officers and Directors, as a group, owned less than 1% of each Fund's outstanding Shares.


     The officers of the Company receive no compensation directly from the Company for performing the duties of their offices. The officers of the Company may, from time to time, serve as officers of other investment companies. Sunstone Financial Group, Inc. receives fees from each of the Funds for acting as administrator and the Administrator or its affiliates may receive fees from each of the Funds pursuant to the Distribution and Service Plan and the Administrative Services Plan described below. Messrs. Pavlick and Snyder are employees of, and are compensated by, the Administrator.

Investment Advisers
-------------------

     Investment advisory services are provided to the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fund, and the Money Market Fund by First National Bank of Omaha, Omaha, Nebraska ("First National"), pursuant to the Investment Advisory Agreement dated as of December 20, 1994 as amended as of December 5, 1995 and June 4, 1996 (the "Investment Advisory Agreement"). First National is a wholly owned subsidiary of First National of Nebraska, Inc., a Nebraska corporation.

     Investment advisory services are provided to the Growth Fund by FNC Trust Group, n.a. ("FNC") pursuant to the Investment Advisory Agreement dated as of February 3, 1998 (the "Growth Fund Advisory Agreement"). FNC is a wholly owned subsidiary of First National Colorado, Inc. which is a wholly owned subsidiary of First National of Nebraska, Inc., a Nebraska corporation.

     Under the Advisory Agreements, the Advisers have agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided and expenses assumed pursuant to the Advisory Agreements, the Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fund and the Money Market Fund, pay the Advisers a fee equal to the lesser of (a) a fee computed daily and paid monthly, at an annual rate of eighty-five one-hundredths of one percent (.85%), seventy-five one-hundredths of one percent (.75%), seventy-five one-hundredths of one percent (.75%), seventy-five one-hundredths of one percent (.75%), sixty one-hundredths of one percent (.60%), fifty one-hundredths of one percent (.50%) twenty-five one-hundredths of one percent (.25%), respectively, of the average daily net assets of that Fund, or (b) such other fee as may be agreed upon from time to time in writing by the Company and the Advisers. The Advisers may periodically voluntarily reduce all or a portion of their advisory fees with respect to any Fund, which reduction would increase the net income of that Fund available for distribution as dividends.

     For the fiscal period ended March 31, 1996, First National earned advisory fees of $1,433,904 for the Equity Fund, $396,808 (net of $36,073 of fee waivers) for the Fixed Income Fund $97,823 (net of $10,869 of fee waivers) for the Short/Intermediate Fund and $216,379 for the Money Market Fund.
     For the fiscal period ended March 31, 1997, First National earned advisory fees of $407 (net of $25,647 of fee waivers) for the Small Cap Value Fund, $1,838,101 for the Equity Fund, $0 (net of $25,234 of fee waivers) for the Balanced Fund, $429,257 (net of $39,046 of fee waivers) for the Fixed Income Fund, $96,855 (net of $10,762 of fee waivers) for the Short/Intermediate Fund and $264,627 for the Money Market Fund.

     For the fiscal period ended March 31, 1998, First National earned advisory fees of $33,894 (net of $62,141 of fee waivers) for the Small Cap Value Fund, $2,151,925 for the Equity Fund, $68,635 (net of $78,438 of fee waivers) for the Balanced Fund, $422,736 (net of $38,430 of fee waivers) for the Fixed Income Fund, $89,772 (net of $9,975 of fee waivers) for the Short/Intermediate Fund and $275,046 for the Money Market Fund.

     Unless sooner terminated, the Investment Advisory Agreement for all Funds except the Growth Fund will continue in effect until June 30, 1998, and the Growth Fund Advisory Agreement will continue in effect until February 3, 1999, and from year to year thereafter, if, as to each Fund, such continuance is approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectus), and a majority of the Directors who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of any party to the Advisory Agreements by votes cast in person at a meeting called for such purpose. The Advisory Agreements are terminable as to a Fund at any time on 60 days written notice without penalty by the Directors, by vote of a majority of the outstanding Shares of that Fund, or by the Advisers. The Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

     The Advisory Agreements provide that the Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compen-sation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisers in the performance of their duties, or from reckless disregard by the Advisers of their duties and obligations thereunder.

     First National also serves as the Funds' custodian as more fully discussed under "Custodian" below.

Portfolio Transactions
----------------------

     Pursuant to the Advisory Agreements, the Advisers determine, subject to the general supervision of the Board of Directors of the Company and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of fixed income debt securities acquired for the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fund and the Money Market Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of other portfolio securities for the Funds generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Company, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

     Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Advisers in their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Advisers may receive orders for transactions on behalf of the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Advisers and does not reduce the advisory fees payable to the Advisers by the Funds. Such information may be useful to the Advisers in serving a Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisers in carrying out their obligations to each of the Funds. The Advisers may authorize a Fund to pay a commission in excess of the commission another broker-dealer would have charged if the Advisers determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed either in terms of that particular transaction or the Advisers' overall responsibilities to the accounts they manage.

     While the Advisers generally seek competitive commissions, the Company may not necessarily pay the lowest commission available on each brokerage transaction, for reasons discussed above. For the fiscal period ended March 31, 1996, the Equity Fund paid $132,860 of brokerage commissions on total transactions of $89,946,945. For the fiscal period ended March 31, 1997, the Small Cap Value Fund paid $17,770 of brokerage commissions on total transactions of $6,402,342, the Equity Fund paid $140,910 of brokerage commissions on total transactions of $101,527,949 and the Balanced Fund paid $8,952 of brokerage commissions on total transactions of $5,575,479. For the fiscal period ended March 31, 1998, the Small Cap Value Fund paid $18,033 of brokerage commissions on total transactions of $13,224,031, the Equity Fund paid $90,644 of brokerage commissions on total transactions of $168,119,274, and the Balanced Fund paid $11,362 of brokerage commissions on total transactions of $15,999,858.

     Except as otherwise disclosed to the Shareholders of the Funds and as permitted by applicable laws, rules and regulations, the Company will not, on behalf of any of the Funds, execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisers, the Distributor, or their affiliates, and will not give preference to the Advisers' correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

     Investment decisions for each Fund are made independently from those for the other Funds of the Company, any other investment company or account managed by the Advisers. Any such other fund, investment company or account may also invest in the same securities as the Company. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which the Advisers believe to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreements, in making investment recommendations for each of the Funds, the Advisers will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Company is a customer of the Advisers, their parent or subsidiaries or affiliates and, in dealing with its customers, the Advisers, their parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.


Glass-Steagall Act
------------------

     In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Federal statutes commonly referred to as the Glass-Steagall Act prohibit a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.


     The Advisers believe that they possess the legal authority to perform the services for each of the Funds contemplated by the Prospectus, this Statement of Additional Information, the Advisory Agreements, the Custodian Agreement and the Servicing Agreement without violation of applicable statutes and regulations. The Advisers have been advised by their counsel that counsel believes that such laws should not prevent the Advisers from providing the services required of them under the Advisory Agreements, the Custodian Agreement, and the Servicing Agreement. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Advisers from continuing to perform such services for the Company. Depending upon the nature of any changes in the services which could be provided by the Advisers, the Board of Directors of the Company would review the Company's relationship with the Advisers and consider taking all action necessary in the circumstances.

     Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the Advisers and their affiliated and correspondent banks in connection with Customer purchases of Shares of any of the Funds, those banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Company's method of operations would affect its net asset value per share or result in financial losses to any Customer.

Administrator/Fund Accountant
-----------------------------

     Sunstone Financial Group, Inc. serves as administrator and fund accountant (the "Administrator") to each of the Funds pursuant to the Amended and Restated Administration and Fund Accounting Agreement dated November 4, 1997 and amended February 3, 1998 (the "Administration Agreement"). The Administrator and its affiliates provide administration, distribution and fund accounting services to other investment companies.


     Under the Administration Agreement, the Administrator has agreed to provide office space, facilities, equipment and personnel, compile data for and prepare with respect to the Funds timely Notices to the Commission required pursuant to Rule 24f-2 under the Act and semi-annual reports on Form N-SAR; prepare and file all federal income and excise tax returns and state income tax returns (and such other required tax filings as may be agreed to by the parties) other than those required to be made by the Funds' custodian or transfer agent; prepare compliance filings relating to the registration of the securities of the Funds pursuant to state securities laws with the advice of Funds' counsel; perform securities valuations; determine the income and expense accruals of the Funds; calculate daily net asset values and income factors of the Funds; maintain all general ledger accounts and related subledgers; prepare financial statements for the Annual and Semi-Annual Reports required pursuant to Section 30(d) under the Act; review the Registration Statement for the Funds (on Form N-1A or any replacement therefor) and any amendments thereto, and proxy materials; prepare and monitor each Fund's expense accruals and cause all appropriate expenses to be paid from Fund assets on proper authorization from the Funds; assist in the acquisition of First Omaha Funds' fidelity bond required by the Act, monitor the amount of the bond and make the necessary Commission filings related thereto; check each Fund's compliance with the policies and limitations relating to portfolio investments as set forth in the Prospectus, Statement of Additional Information and Articles of Incorporation and monitor each Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended; maintain, and/or coordinate with the other service providers the maintenance of, the accounts, books and other documents required pursuant to Rule 31a-1(a) and (b) under the Act; and generally assist in each Fund's administrative operations.


     The Administrator receives a fee from each Fund for its services as administrator and fund accountant and expenses assumed pursuant to the Administration Agreement, equal to the lesser of a fee calculated daily and paid periodically, at the annual rate of twenty one-hundredths of one percent (.20%) of that Fund's average daily net assets subject to a minimum fee of $300,000 for the Equity Fund, the Fixed Income Fund, the Short/Intermediate Fund and the Money Market Funds in the aggregate and to a minimum fee of $50,000 for each of the Small Cap Value Fund, the Growth Fund and the Balanced Fund or such other fee as may be agreed upon in writing by the Company and the Administrator. The Administrator may periodically voluntarily reduce all or a portion of its fee with respect to a Fund in order to increase the net income of one or more of the Funds available for distribution as dividends.

     Unless sooner terminated as provided therein, the Administration Agreement will continue in effect until April 10, 1999. The Administration Agreement thereafter shall be renewed automatically for successive one-year terms, unless earlier terminated. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administra-tion Agreement and, after the initial term, on not less than 90 days' notice by the Company's Board of Directors or by the Administrator.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any of the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder. For the fiscal period ended March 31, 1996, the Administrator earned $296,944, $112,054, $33,763, and $134,426, net of fee waivers of $85,431, $32,240, $9,714, and $38,677 for the Equity, Fixed Income, Short/Intermediate and Money Market Funds, respectively. For the fiscal period ended March 31, 1997, the Administrator earned $4,513, $453,766, $3,873, $144,475, $39,821 and $196,204,
net of fee waivers of $35,762, $36,394, $28,731, $11,626, $3,226 and $15,497 for
the Small Cap Value, Equity, Balanced, Fixed Income, Short/Intermediate and Money Market Funds, respectively. For the fiscal period ended March 31, 1998, the Administrator earned $30,000, $477,003, $35,000, $127,827, $33,264 and
$183,788, net of fee waivers of $20,000, $96,844, $15,000, $25,895, $6,635 and
$36,249 for the Small Cap Value, Equity, Balanced, Fixed Income, Short/Intermediate and Money Market Funds, respectively.

Expenses
--------
     The Advisory Agreements provide that if total expenses borne by any of the Funds in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the Advisers will reimburse that Fund by the amount of such excess in proportion to its respective fees. As of the date of this Statement of Additional Information, the Funds are not aware of any state imposed expense limitation applicable to the Funds. Fees imposed upon customer accounts by the Advisers or their affiliated or correspondent banks for cash management services are not included within Fund expenses for purposes of any such expense limitation.


Distributor
-----------


     Sunstone Distribution Services, LLC serves as agent for each of the Funds in the distribution of its Shares pursuant to a Distribution Agreement dated January 1, 1997 and amended February 3, 1998 (the "Distribution Agreement"). Prior to that date, Sunstone Financial Group, Inc., an affiliate of Sunstone Distribution Services, served as agent for each of the Funds in the distribution of its Shares. Unless otherwise terminated, the Distribution Agreement remains in effect from year to year for successive annual periods ending on June 30 if approved at least annually (a) by the Company's Board of Directors or by the vote of a majority of the outstanding shares of the Company, and (b) by the vote of a majority of the Directors of the Company who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.


     The Distributor solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor receives no compensation under the Distribution Agreement with the Company, but may receive compensation under the Distribution and Service Plan described below.


     As described in the Prospectus, the Company has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which each Fund is authorized to make payments to banks, including the Advisers, other institutions and broker-dealers, (with all of the foregoing organizations being referred to as "Participating Organizations") for providing distribution or shareholder service assistance. Payments to such Participating Organizations may be made pursuant to agreements entered into upon the recommendation of the Distributor. The Plan authorizes each Fund to make payments in an amount not in excess, on an annual basis, of 0.25% of the average daily net assets of that Fund. As required by Rule 12b-1, the Plan was approved by the sole shareholder of each of the Funds and by the Board of Directors, including a majority of the Directors who are not interested persons of any of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Directors"). The Plan may be terminated as to a Fund by vote of a majority of the Independent Directors, or by vote of majority of the outstanding Shares of that Fund. Any change in the Plan that would materially increase the distribution cost to a Fund requires Shareholder approval. The Directors review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Directors including a majority of the Independent Directors, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Directors who are not interested persons of the Company shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Directors or by a vote of the majority of the outstanding Shares of any of the Funds. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (a) by the vote of a majority of the Independent Directors, and (b) by a vote of a majority of the entire Board of Directors cast in person at a meeting called for that purpose. The Board of Directors has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition, the Directors in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit each Fund and its Shareholders.


     The Board of Directors of the Company believes that the Plan is in the best interests of each Fund since it encourages Fund growth. As a Fund grows in size, certain expenses, and therefore total expenses, per Share, may be reduced and overall performance per Share may be improved.

Administrative Services Plan
----------------------------


     As described in the Prospectus, the Company has also adopted an Administrative Services Plan (the "Services Plan") under which each Fund is authorized to pay certain financial institutions, including First National, its correspondent and affiliated banks, and the Distributor (a "Service Organization"), to provide certain ministerial, record keeping, and administrative support services to their customers who own of record or beneficially Shares in a Fund. Payments to such service organizations are made pursuant to Servicing Agreements between the Company and the Service Organization. The Services Plan authorizes each Fund to make payments to Service Organizations in an amount, on an annual basis, of up to 0.25% of the average daily net assets of that Fund. The Services Plan has been approved by the Board of Directors of the Company, including a majority of the Directors who are not interested persons of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Services Plan or in any Servicing Agreements thereunder (the "Disinterested Directors"). The Services Plan may be terminated as to a Fund by a vote of a majority of the Disinterested Directors. The Directors review quarterly a written report of the amounts expended pursuant to the Services Plan and the purposes for which such expenditures were made. The Services Plan may be amended by a vote of the Directors, provided that any material amendments also require the vote of a majority of the Disinterested Directors. For so long as the Services Plan is in effect, selection and nomination of those Disinterested Directors shall be committed to the discretion of the Company's Disinterested Directors. All Servicing Agreements may be terminated at any time without the payment of any penalty by a vote of a majority of the Disinterested Directors. The Services Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved by a majority of the Board of Directors, including a majority of the Disinterested Directors.

     As authorized by the Services Plan, the Company has entered into a Servicing Agreement with the First National pursuant to which First National has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (a) processing dividend and distribution payments from a Fund on behalf of customers; (b) providing periodic statements to its customers showing their positions in the Shares; (c) arranging for bank wires; (d) responding to routine customer inquiries relating to services performed by First National; (e) providing sub-accounting with respect to the Shares beneficially owned by First National's customers or the information necessary for sub-accounting; (f) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (g) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (h) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or preauthorized instructions. In consideration of such services, the Company, on behalf of each Fund, except the Growth Fund and the Money Market Fund, may pay First National a monthly fee, computed at the annual rate of .10% of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom First National has provided services under the Servicing Agreement. For the fiscal period ended March 31, 1997, First National earned fees of $0, $49,214, $0, $15,740 and $4,045, net of fee waivers of $1,863, $39,615, $2,354, $12,513 and $3,231 for the Small Cap
Value, Equity, Balanced, Fixed Income and Short/Intermediate Funds, respectively. For the fiscal period ended March 31, 1998, First National earned fees of $5,302, $130,664, $8,360, $36,899, and $9,126, net of fee waivers of
$5,302, $130,685, $8,361, $36,900, and $9,125 for the Small Cap Value, Equity,
Balanced, Fixed Income, and Short/Intermediate Funds, respectively.

     In addition, the Company, on behalf of a Fund, may enter into, from time to time, other Servicing Agreements with other service organizations pursuant to which such Service Organizations will provide similar services as those discussed above.

Custodian
---------


     First National Bank of Omaha (the "Custodian"), One First National Center, Omaha, Nebraska 68102, in addition to serving as an investment adviser and transfer agent to the Funds, also serves as custodian to each of the Funds pursuant to the Custodian Agreement dated December 20, 1994 and amended as of December 5, 1995, June 4, 1996 and February 3, 1998 (the "Custodian Agreement"). The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest on each Fund's investments. In consideration of such services, each Fund pays the Custodian a fee, computed daily and paid monthly, at the annual rate of .03% of such Fund's average daily net assets.

     Unless sooner terminated, the Custodian Agreement will continue in effect until terminated by either party upon 60 days advance written notice to the other party. Notwithstanding the foregoing, the Custodian Agreement, with respect to a Fund, will be approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectus), and a majority of the Directors who are not parties to the Custodian Agreement or interested persons (as defined in the 1940 Act) of any party to the Custodian Agreement by votes cast in person at a meeting called for such purpose.


     In the fiscal period ended March 31, 1996, the Custodian earned custody fees of $25,965 for the Money Market Fund and earned and waived $49,446, $21,644 and $6,522 for the Equity, Fixed Income and Short/Intermediate Funds, respectively. In the fiscal period ended March 31, 1997, the Custodian earned custody fees of $31,694 for the Money Market Fund and earned and waived $915, $73,360, $998, $23,428 and $6,457 for the Small Cap Value, Equity, Balanced, Fixed Income and Short/Intermediate Funds, respectively. In the fiscal period ended March 31, 1998, the Custodian earned custody fees of $33,005 for the Money Market Fund and earned and waived $3,383, $86,097, $5,874, $23,063, and $5,986 for the Small Cap Value, Equity, Balanced, Fixed Income and Short/Intermediate Funds, respectively.

     In the opinion of the staff of the Commission, since the custodian is serving as both an investment adviser and custodian of the Funds, the Funds and the Custodian are subject to the requirements of Rule 17f-2 under the 1940 Act, and therefore the Funds and the Custodian will comply with the requirements of such rule.

Transfer Agency Services
------------------------

     First National Bank of Omaha (the "Transfer Agent") serves as transfer agent and dividend disbursing agent for the Company pursuant to the Transfer Agency Agreement dated December 20, 1994 and amended as of December 5, 1995, June 4, 1996 and February 3, 1998. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund's shareholders of record: maintenance of shareholder records for each of the Company's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Company on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record. Pursuant to authority in the Transfer Agency Agreement, the Transfer Agent has appointed as sub-transfer agent DST Systems, Inc., 210 West 10th Street, Kansas City, Missouri 64105.

     In the fiscal period ended March 31, 1996, transfer agent fees of $22,000, $ 21,239, $23,125 and $22,462 were incurred by the Equity, Fixed Income, Short/Intermediate and Money Market Funds, respectively. In the fiscal period ended March 31, 1997, transfer agent fees of $5,400 (net of $10,125 of fee waivers), $29,235, $4,800 (net of $6,000 of fee waivers), $24,000, $24,000 and
$24,000 were incurred by the Small Cap Value, Equity, Balanced, Fixed Income, Short/Intermediate and Money Market Funds, respectively. In the fiscal period ended March 31, 1998, transfer agent fees of $24,354, $32,300, $24,341, $24,970,
$24,957 and $24,948 were incurred by the Small Cap Value, Equity, Balanced, Fixed Income, Short/Intermediate and Money Market Funds, respectively.


Auditors
--------


     The financial statements of each Fund as of March 31, 1998 appearing in this Statement of Additional Information have been audited by KPMG Peat Marwick LLP, Two Central Park Plaza, Suite 1501, Omaha, Nebraska 68102, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting.


Legal Counsel
-------------

     Cline, Williams, Wright, Johnson & Oldfather, 1900 FirsTier Bank Building, Lincoln, Nebraska 68508, is counsel to the Company.


                             ADDITIONAL INFORMATION

Organization and Capital Structure
----------------------------------


     The Company is authorized to issue a total of 1,000,000,000 Shares of common stock in series with a par value of $.00001 per share. Six Hundred million of these Shares have been authorized by the Board of Directors to be issued in series designated for the existing seven Funds. The Board of Directors may authorize additional Shares in series, or may divide the Shares of any existing or new series into two or more subseries or classes, all without shareholder approval.


     All Shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All Shares have equal voting rights. They can be issued as full or fractional Shares. A fractional Share has pro rata the same kind of rights and privileges as a full Share. The Shares possess no preemptive or conversion rights.

     Each Share of a Fund has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Shares. On some issues, such as the election of directors, all Shares of the Fund vote together as one series. Cumulative voting is authorized. This means that in a vote for the election of directors, Shareholders may multiply the number of Shares they own by the number of directorships being filled and then allocate such votes to one or more directors. On issues affecting only a particular Fund, the Shares of the affected Fund vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund.

Shareholder Meetings
--------------------


     It is possible that the Company will not hold annual or periodically scheduled regular meetings of Shareholders. Annual meetings of Shareholders will not be held unless called by the Shareholders pursuant to the Nebraska Business Corporation Act or unless required by the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Special meetings of the Shareholders may be held, however, at any time and for any purpose, if called by (a) the Chairman of the Board, the President and two or more directors, (b) by one or more Shareholders holding ten percent or more of the Shares entitled to vote on matters presented to the meeting, or (c) if the annual meeting is not held within any thirteen month period, the local district court, upon application of any Shareholder, may summarily order that such meeting be held. In addition, the 1940 Act requires a Shareholder vote for all amendments to fundamental investment policies, investment advisory contracts and amendments thereto.


     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Directors may be effectively acted upon by Shareholders of the Company voting without regard to series.

Ownership of Shares
-------------------


     As of June 30, 1998, the Advisers and their affiliates held of record substantially all of the outstanding Shares of the Funds as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, First National Bank of Omaha, One First National Center, Omaha, Nebraska 68102-1596, and its affiliates held as beneficial owner five percent or more of the outstanding Shares of the Funds because they possessed sole or shared voting or investment power with respect to such Shares.


Vote of a Majority of the Outstanding Shares
--------------------------------------------

     As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of such Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding Shares of that Fund.

Additional Tax Information
--------------------------

     Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year that Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its Shareholders). In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

     Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities. Since less than 50% in value of a Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by such Fund.

     Each Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends paid to any Shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of interest or dividends.

     Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of a Fund. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

Yield of the Money Market Fund
------------------------------


     For the seven-day period ended March 31, 1998, the yield and effective yield, respectively, of the Money Market Fund were 4.91% and 5.03%. For the 30-day period ended March 31, 1998, the yield for such Fund was 4.86%. In the absence of fee waivers, the yields for the period ended March 31, 1998 would have been 4.87%, 4.99% and 4.82%, respectively. The standardized seven-day yield for the Money Market Fund is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Money Market Fund having a balance of one Share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The net change in the account value of the Money Market Fund includes the value of additional Shares purchased with dividends from the original Share, dividends declared on both the original Share and any such additional Shares, and all fees, other than non-recurring account or sales charges, that are charged to all Shareholder accounts in proportion to the length of the base period and assuming the Money Market Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The 30-day yield and effective yield are calculated as described above except that the base period is 30 days rather than seven days.


     The effective yield for the Money Market Fund is computed by compounding the base period return, as calculated above, by adding 1 to the base period return raising the sum to a power equal to 365 divided by seven and subtracting 1 from the result.

Yield of the Fixed Income Fund and the Short/Intermediate Fund
--------------------------------------------------------------

     As summarized in the Prospectus under the heading "PERFORMANCE INFORMATION," yield of each of the Fixed Income Fund and the Short/Intermediate Fund will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by such Share's net asset value per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value, premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Fixed Income Fund and the Short/Intermediate Fund will vary from time to time depending upon market conditions, the composition of such Fund's portfolio and operating expenses of the Company allocated to such Fund. These factors and possible differences in the methods used in calculating yield, should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's shares and to the relative risks associated with the investment objective and policies of each Fund.


     For the 30-day period ended March 31, 1998, the yields for the Fixed Income Fund and the Short/Intermediate Fund were 5.48% and 4.90%, respectively. In the absence of fee waivers, the yields for the Fixed Income Fund and the Short/Intermediate Fund would have been 5.31% and 4.74%, respectively.


Calculation of Total Return
---------------------------

     As summarized in the Prospectus under the headings "PERFORMANCE INFORMATION" and "ADDITIONAL PERFORMANCE INFORMATION," average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in such Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by: (a) adding to the total number of Shares purchased by a hypothetical $10,000 investment in that Fund all additional Shares which would have been purchased if all dividends and distributions paid during the period had been immediately reinvested; (b) calculating the value of the hypothetical initial investment of $10,000 as of the end of the period by multiplying the total number of Shares owned at the end of the period by the net asset value per share on the last trading day of the period; (c) assuming redemption at the end of the period; and (d) dividing this account value for the hypothetical investor by the initial $10,000 investment. Aggregate total return is a measure of change in value of an investment in a Fund over the relevant period and is similar to average annual total return except that the result is not annualized.

Distribution Rates
------------------


     The Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fund may from time to time advertise current distribution rates which are calculated in accordance with the method discussed in such Funds' Prospectus.


Performance Comparisons
-----------------------

     Investors may judge the performance of each of the Funds by comparing them to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Donoghue's MONEY MARKET REPORT, a nationally recognized money market fund reporting service, Money Magazine, Forbes, Barron's, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Wiesenberger, The New York Times, Business Week, U.S.A. Today and local periodicals. In addition to performance information, general information about each of the Funds that appears in a publication such as those mentioned above may be included in advertisements, in sales literature and in reports to Shareholders.

     From time to time, each of the Funds may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to Shareholders. A Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of performance of any of the Funds.

     Current yields or total return will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or total return may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and total return are functions of a Fund's quality, composition and maturity, as well as expenses allocated to such Fund. Fees imposed upon Customer accounts by the Advisers or their affiliated or correspondent banks for cash management services will reduce a Fund's effective yield and total return to Customers.


Miscellaneous
-------------

     The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the commission upon payment of the prescribed fee.

     The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

Financial Statements
--------------------


     The following audited financial statements are attached hereto:

     Small Cap Value, Equity, Balanced, Fixed Income, Short/Intermediate and Money Market Funds
          1.   Schedules of Portfolio Investments as of March 31, 1998
          2. Statements of Assets and Liabilities as of March 31, 1998 Statements of Operations for the period ended March 31, 1998 Statements of Changes in Net Assets for the periods ended March 31, 1998 and 1997
          5.   Financial Highlights
          6.   Notes to Financial Statements
          7.   Independent Auditors' Report









SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 1998

SMALL CAP VALUE FUND


NUMBER
OF SHARES                                        VALUE
---------                                        -----
COMMON STOCKS 89.64%

        AIRLINES 2.96%
10,300  Midwest Express Holdings, Inc.<F1>  $  504,700
                                            ----------

        BUSINESS SERVICES 2.64%
18,500  Franklin Covey Co.                 <F1>449,781
                                            ----------

        CHEMICALS 8.29%
 9,400  Dexter Corp.                           388,925
35,700  Oil-Dri Corp. of America               571,200
14,800  WD-40 Co.                              450,475
                                            ----------
                                             1,410,600
                                            ----------

        CONSUMER PRODUCTS 3.52%
24,000  First Brands Corp.                     598,500
                                            ----------
        ELECTRONICS 2.34%
 9,500  Teleflex, Inc.                         399,000
                                            ----------

        ENVIRONMENTAL CONTROL 4.63%
48,000  Calgon Carbon Corp.                    561,000
 25,900 Isco, Inc.                             226,625
                                            ----------
                                               787,625
                                            ----------

        FOOD 7.12%
25,200  Nash-Finch Co.                         500,850
14,500  Universal Foods Corp.                  710,500
                                            ----------
                                             1,211,350
                                            ----------

        HOME FURNISHINGS 3.04%
12,000  National Presto Industries, Inc.       516,750
                                            ----------

        INSURANCE 7.43%
12,300  American Financial Group, Inc.         533,513
24,600 The Guarantee Life Companies, Inc.      731,850
                                            ----------
                                             1,265,363
                                            ----------

        MACHINERY & EQUIPMENT 8.70%
18,500  Lawson Products, Inc.                  494,875
13,500  Modine Manufacturing Co.               469,125
 9,600  Tecumseh Products Co., Class A         516,000
                                            ----------
                                             1,480,000
                                            ----------

        MANUFACTURING 3.43%
14,200  Tennant Co.                            583,975
                                            ----------

        METAL PRODUCTS 2.82%
22,200  Amcast Industrial Corp.              $ 480,075
                                            ----------

        MINING 4.26%
13,500  Cleveland-Cliffs, Inc.                 725,625
                                            ----------

        MOTOR VEHICLE PARTS & ACCESSORIES        5.18%
26,500  CLARCOR Inc.                           881,125
                                            ----------

        PACKAGING & CONTAINERS 2.18%
12,300  The West Co., Inc.                    370,538
                                           ----------

        PAPER PRODUCTS 3.40%
32,000  P.H. Glatfelter Co.                   578,000
                                           ----------

        TEXTILE MANUFACTURING 3.46%
19,100  Kellwood Co.                          589,712
                                           ----------

        TIRE & RUBBER 2.70%
 7,800  Bandag, Inc.                          459,712
                                           ----------

        TOBACCO 3.18%
12,300  Universal Corp.                       541,969
                                           ----------

        TRUCKING LEASING 3.33%
22,200  Werner Enterprises, Inc.              566,100
                                           ----------

        UTILITIES -
        ELECTRIC SERVICES 2.33%
20,300  DPL Inc.                              395,850
                                           ----------

        UTILITIES -
        TELECOMMUNICATIONS 2.70%
13,500  Aliant Communications, Inc.           459,000
                                           ----------

Total Common Stocks (cost $13,198,425)     15,255,350
                                           ----------

Principal
 Amount
---------

U.S. Treasury Bills 5.86%
      $1,000,000         4/16/98              997,740
                                           ----------

Total U.S. Treasury Bills
      (cost $997,898)                         997,740
                                           ----------
 NUMBER
OF SHARES                                       VALUE
---------                                       -----
        INVESTMENT COMPANIES 4.40%
350,000 Federated Treasury Obligations      $ 350,000
398,810 Goldman Sachs ILA Treasury
           Obligations Portfolio              398,810
                                           ----------

Total Investment Companies
  (cost $748,810)                             748,810
                                           ----------
Total Investments
  (cost $14,945,133) 99.90%                17,001,900

Other Assets, less Liabilities 0.10%           17,502
                                           ----------

Net Assets 100.00%                        $17,019,402
                                          ===========
<F1> Non-income producing security

See notes to financial statements.




SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 1998
EQUITY FUND


 NUMBER
OF SHARES                                       VALUE
---------                                       -----

          COMMON STOCKS 88.20%
          BUILDING PRODUCTS 2.49%
202,800   Lafarge Corp.                  $  7,782,450
                                         ------------

          COMMUNICATIONS EQUIPMENT 3.18%
 163,600  Motorola, Inc.                    9,918,250
                                         ------------

          COMPUTERS & PERIPHERALS 1.81%
  54,200  International Business
            Machines Corp.                  5,630,025
                                         ------------

          COSMETICS 1.52%
 100,500  International Flavors
            & Fragrances, Inc.              4,736,063
                                         ------------

          ELECTRICAL EQUIPMENT 1.24%
  59,400  Emerson Electric Co.              3,872,138
                                         ------------

          ENVIRONMENTAL CONTROL 0.63%
 169,200  Calgon Carbon Corp.               1,977,525
                                         ------------
          FOOD MISCELLANEOUS 1.45%
  35,100  BestFoods                         4,102,313
  11,775  Corn Products
            International, Inc.<F1>           422,428
                                         ------------
                                            4,524,741
                                         ------------

          GROCERY STORES 2.30%
 341,590  Food Lion, Inc., Class A          3,650,743
 322,540  Food Lion, Inc., Class B          3,537,861
                                         ------------
                                            7,188,604
                                         ------------

          HEAVY MACHINERY 4.33%
 282,000  Ingersoll-Rand Co.               13,518,375
                                         ------------

          INSTRUMENTS AND CONTROLS 2.45%
 149,250  Parker-Hannifin Corp.             7,649,063
                                         ------------

          INSURANCE 12.88%
 289,900  American Financial Group, Inc.   12,574,413
 170,800  American General Corp.           11,048,625
  67,800  Marsh & McLennan Cos., Inc.       5,919,788
 195,100  SAFECO Corp.                     10,663,434
                                         ------------
                                           40,206,260
                                         ------------

          MANUFACTURING 3.38%
 229,500  Harsco Corp.                     10,542,656
                                         ------------

 NUMBER
OF SHARES                                       VALUE
---------                                       -----

          MEDICAL SUPPLIES 1.28%
  58,900  Becton, Dickinson & Co.        $  4,008,881
                                         ------------

          MINING 3.86%
 724,800  Cyprus Amax Minerals Co.         12,049,800
                                         ------------

          MOTOR VEHICLE PARTS &
          ACCESSORIES 1.81%
 169,200  CLARCOR Inc.                      5,625,900
                                         ------------

          OIL 7.77%
 186,400  Exxon Corp.                      12,605,300
  86,800  Texaco Inc.                       5,229,700
 165,500  Unocal Corp.                      6,402,781
                                         ------------
                                           24,237,781
                                         ------------

          PACKAGING & CONTAINERS 3.01%
 234,800  Sonoco Products Co.               9,406,675
                                         ------------

          PHARMACEUTICALS 1.39%
  41,600  Bristol-Myers Squibb Co.          4,339,400
                                         ------------

          PHOTOGRAPHY 3.74%
 179,900  Eastman Kodak Co.                11,671,012
                                         ------------

          PUBLISHING 4.04%
 307,100  R.R. Donnelley & Sons Co.        12,610,294
                                         ------------

          RETAIL 8.57%
 193,800  J.C. Penney Co., Inc.            14,668,237
 352,400  Rite Aid Corp.                   12,069,700
                                         ------------
                                           26,737,937
                                         ------------

          SOAPS & CLEANING AGENTS 1.49%
  53,600  Colgate-Palmolive Co.             4,643,100
                                         ------------

          TELEPHONE 2.91%
 151,600  GTE Corp.                         9,077,050
                                         ------------

          TEXTILE MANUFACTURING 3.79%
 383,300  Kellwood Co.                     11,834,387
                                         ------------

          TOBACCO 3.46%
 245,400  Universal Corp.                  10,812,937
                                         ------------

 NUMBER
OF SHARES                                       VALUE
---------                                       -----

          UTILITIES -
          ELECTRIC SERVICES 3.42%
 387,450  DPL Inc.                       $  7,555,275
  79,400  Texas Utilities Co.               3,121,412
                                         ------------
                                           10,676,687
                                         ------------

Total Common Stocks
  (cost $180,978,936)                     275,277,991
                                         ------------


PRINCIPAL
 AMOUNT
---------

U.S. TREASURY BILLS 8.48%
    $  6,000,000  8/6/98                    5,893,080
       9,000,000  8/20/98                   8,820,180
      12,000,000  9/3/98                   11,739,600
                                         ------------

Total U.S. Treasury Bills
  (cost $26,454,312)                       26,452,860
                                         ------------


  NUMBER
OF SHARES
---------

INVESTMENT COMPANIES 3.22%
        10,038,654  Goldman Sachs ILA
                    Treasury
                    Obligations
                    Portfolio              10,038,654
                                         ------------

Total Investment Companies
  (cost $10,038,654)                       10,038,654
                                         ------------

Total Investments
  (cost $217,471,902) 99.90%              311,769,505

Other Assets, less Liabilities 0.10%          303,784
                                         ------------

NET ASSETS 100.00%                       $312,073,289
                                         ============

See notes to financial statements.


SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 1998
BALANCED FUND

 NUMBER
OF SHARES                                       VALUE
---------                                       -----

          COMMON STOCKS 55.19%
          BUILDING PRODUCTS 1.57%
  10,500  Lafarge Corp.                   $   402,938
                                         ------------

          COMMUNICATIONS EQUIPMENT 2.08%
   8,800  Motorola, Inc.                      533,500
                                         ------------

          COMPUTERS & PERIPHERALS 1.09%
   2,700  International Business
            Machines Corp.                    280,463
                                         ------------

          COSMETICS 0.92%
   5,000  International Flavors &
            Fragrances, Inc.                  235,625
                                         ------------

          ELECTRICAL EQUIPMENT 0.96%
   3,800  Emerson Electric Co.                247,713
                                         ------------

          ENVIRONMENTAL CONTROL 0.41%
   9,000  Calgon Carbon Corp.                 105,188
                                         ------------

          FOOD MISCELLANEOUS 1.00%
   2,000  BestFoods                           233,750
     625  Corn Products
            International, Inc.<F1>            22,422
                                         ------------
                                              256,172
                                         ------------

          GROCERY STORES 1.61%
  22,100  Food Lion, Inc., Class A             236,194
  16,270  Food Lion, Inc., Class B             178,462
                                          ------------
                                               414,656
                                          ------------

          HEAVY MACHINERY 2.72%
  14,600  Ingersoll-Rand Co.                   699,888
                                          ------------
          INSTRUMENTS AND CONTROLS 1.52%
   7,600  Parker-Hannifin Corp.                389,500
                                         ------------

          INSURANCE 8.05%
  15,200  American Financial Group, Inc.      659,300
   8,900  American General Corp.              575,719
   3,400  Marsh & McLennan Cos., Inc.         296,863
   9,800  SAFECO Corp.                        535,631
                                         ------------
                                            2,067,513
                                         ------------

          MANUFACTURING 2.16%
  12,100  Harsco Corp.                        555,844
                                         ------------

          MEDICAL SUPPLIES 0.79%
   3,000  Becton, Dickinson & Co.             204,187
                                         ------------

 NUMBER
OF SHARES                                       VALUE
---------                                       -----

          MINING 2.47%
  38,100  Cyprus Amax Minerals Co.       $    633,412
                                         ------------

          MOTOR VEHICLE
          PARTS & ACCESSORIES    1.07%
   8,300  CLARCOR Inc.                        275,975
                                         ------------

          OIL 5.11%
  10,100  Exxon Corp.                         683,012
   4,800  Texaco Inc.                         289,200
   8,800  Unocal Corp.                        340,450
                                         ------------
                                            1,312,662
                                         ------------

          PACKAGING & CONTAINERS 1.84%
  11,800  Sonoco Products Co.                 472,737
                                         ------------

          PHARMACEUTICALS 0.73%
   1,800  Bristol-Myers Squibb Co.            187,762
                                         ------------

          PHOTOGRAPHY 2.37%
   9,400  Eastman Kodak Co.                   609,825
                                         ------------

          PUBLISHING 2.46%
  15,400  R.R. Donnelley & Sons Co.           632,362
                                         ------------

          RETAIL 5.28%
   9,600  J.C. Penney Co., Inc.               726,600
  18,400  Rite Aid Corp.                      630,200
                                         ------------
                                            1,356,800
                                         ------------

          SOAPS & CLEANING AGENTS 0.91%
   2,700  Colgate-Palmolive Co.               233,887
                                         ------------

          TELEPHONE 1.58%
   6,800  GTE Corp.                           407,150
                                         ------------

          TEXTILE MANUFACTURING 2.36%
  19,600  Kellwood Co.                        605,150
                                         ------------

          TOBACCO 2.09%
  12,200  Universal Corp.                     537,562
                                         ------------

          UTILITIES -
          ELECTRIC SERVICES 2.04%
  19,700  DPL Inc.                            384,150
   3,500  Texas Utilities Co.                 137,594
                                         ------------
                                              521,744
                                         ------------

Total Common Stocks
  (cost $11,566,259)                       14,180,215
                                         ------------


PRINCIPAL
  AMOUNT                                        VALUE
---------                                       -----

CORPORATE BONDS 21.88%
          FINANCIAL SERVICES 5.00%
$500,000  General Electric Capital Corp.,
          6.90%, 9/15/15                  $   530,210
 750,000  Norwest Financial, Inc.,
          6.375%, 12/1/07                     753,682
                                         ------------
                                            1,283,892
                                         ------------

          FOOD PRODUCTS 2.01%
  500,000 Anheuser-Busch Cos., Inc.,
          6.75%, 8/1/03                       516,270
                                         ------------

          INDUSTRIAL 1.92%
  500,000 Rockwell International Corp.,
          6.15%, 1/15/08                      492,915
                                         ------------

          PHARMACEUTICALS 1.96%
  500,000 Eli Lilly & Co.,
          6.57%, 1/1/16                       502,335
                                         ------------

          RAIL CAR LEASING 2.11%
  500,000 Union Tank Car Co.,
          7.45%, 6/1/09                       540,940
                                         ------------

          RETAIL 1.59%
  400,000 Wal-Mart Stores, Inc.,
          6.75%, 5/15/02                      409,176
                                         ------------

          UTILITIES - ELECTRIC SERVICES 2.36%
  100,000 Indianapolis Power & Light Co.,
          7.375%, 8/1/07                      107,966
  500,000 Tampa Electric Co.,
          5.75%, 5/1/00                       498,235
                                         ------------
                                              606,201
                                         ------------

          UTILITIES - NATURAL GAS 4.55%
  400,000 Consolidated Natural Gas Co.,
          6.625%, 12/1/08                     409,876
  750,000 Laclede Gas Co.
          6.50%, 10/15/12                     758,670
                                         ------------
                                            1,168,546
                                         ------------

PRINCIPAL
  AMOUNT                                        VALUE
---------                                       -----

          UTILITIES -
          TELECOMMUNICATIONS 0.38%
$100,000  Illinois Bell Telephone Co.,
          5.80%, 2/1/04                  $     98,527
                                         ------------

Total Corporate Bonds
  (cost $5,456,411)                         5,618,802
                                         ------------

U.S. GOVERNMENT AGENCIES 3.97%
  500,000 Federal Home Loan Mortgage Corp.,
          7.065%, 7/18/12                     506,950
  500,000 Federal National
          Mortgage Association,
          7.27%, 8/24/05                      513,265
                                         ------------

Total U.S. Government Agencies
  (cost $1,010,884)                         1,020,215
                                         ------------

U.S. TREASURY NOTES 13.97%
  500,000 5.125%, 4/30/98                     499,910
  500,000 5.875%, 8/15/98                     500,735
  500,000 6.75%, 5/31/99                      506,465
  500,000 6.625%, 6/30/01                     513,625
  500,000 5.875%, 2/15/04                     504,950
  500,000 6.50%, 8/15/05                      522,220
  500,000 7.00%, 7/15/06                      540,035
                                         ------------

Total U.S. Treasury Notes
  (cost $3,501,568)                         3,587,940
                                         ------------

U.S. TREASURY STRIPS 1.45%
  850,000 2/15/12                             373,447
                                         ------------

Total U.S. Treasury Strips
  (cost $333,119)                             373,447
                                         ------------


 Number
of Shares
---------

INVESTMENT COMPANIES 2.88%
  741,110 Goldman Sachs ILA Treasury
          Obligations Portfolio               741,110
                                         ------------

Total Investment Companies
  (cost $741,110)                             741,110
                                         ------------

Total Investments
  (cost $22,609,351) 99.34%                25,521,729

Other Assets, less Liabilities 0.66%          169,841
                                         ------------

NET ASSETS 100.00%                        $25,691,570
                                         ============

SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 1998
FIXED INCOME FUND


Principal
Amount                                          Value
---------                                       -----
           CORPORATE BONDS 69.62%

           COMMUNICATIONS EQUIPMENT 3.28%
$2,500,000 Motorola, Inc.,
           6.50%, 3/1/08                 $  2,550,325
                                         ------------

           FINANCIAL SERVICES 6.58%
 2,500,000 General Electric Capital Corp.,
           5.50%, 11/1/01                   2,457,775
 2,500,000 General Electric Capital Corp.,
           6.90%, 9/15/15                   2,651,050
                                         ------------
                                            5,108,825
                                         ------------

           FOOD PRODUCTS 3.34%
 2,500,000 Anheuser-Busch Cos., Inc.,
           7.25%, 9/15/15                   2,591,925
                                         ------------

           FOREST PRODUCTS 3.34%
 2,500,000 Kimberly-Clark Corp.,
           6.875%, 2/15/14                  2,598,025
                                         ------------

           INDUSTRIAL GOODS & SERVICES 15.04%
 2,000,000 Air Products & Chemicals, Inc.,
           6.25%, 6/15/03                   2,001,780
 2,000,000 Albertson's, Inc.,
           6.34%, 2/25/13                   1,977,740
 2,500,000 First Data Corp.,
           6.375%, 12/15/07                 2,494,325
 2,500,000 Monsanto Co.,
           6.00%, 7/1/00                    2,501,325
 2,500,000 PPG Industries, Inc.,
           7.375%, 6/1/16                   2,705,050
                                         ------------
                                           11,680,220
                                         ------------

           OIL & GAS EXPLORATION &
           PRODUCTION 3.34%
 2,500,000 Amoco Canada Petroleum Co. Ltd.,
           6.75%, 2/15/05                   2,592,075
                                         ------------

           PHARMACEUTICALS 2.59%
 2,000,000 Eli Lilly & Co.,
           6.25%, 3/15/03                   2,014,340
                                         ------------

           RAILROADS 0.66%
   500,000 Southern Railway Co.,
           7.75%, 8/1/99                      510,950
                                         ------------

Principal
Amount                                          Value
---------                                       -----

           RETAIL 3.16%
$2,500,000 Wal-Mart Stores, Inc.,
           5.875%, 10/15/05              $  2,457,150
                                         ------------

           SOAPS & CLEANING AGENTS 1.96%
 1,500,000 Colgate-Palmolive Co.,
           6.85%, 11/24/99                  1,519,755
                                         ------------

           UTILITIES -
           ELECTRIC SERVICES 6.61%
 2,500,000 National Rural Utilities
           Cooperative Finance Corp.,
           6.50%, 9/15/02                   2,534,025
 2,500,000 Union Electric Co.,
           6.75%, 5/1/08                    2,597,375
                                         ------------
                                            5,131,400
                                         ------------

           UTILITIES - ELECTRIC &
           OTHER SERVICES COMBINED 4.79%
 2,500,000 Citizens Utilities Co.,
           7.60%, 6/1/06                    2,706,625
 1,000,000 Louisville Gas & Electric Co.,
           7.50%, 7/1/02                    1,013,190
                                         ------------
                                            3,719,815
                                         ------------

           UTILITIES - NATURAL GAS 5.19%
 2,500,000 Laclede Gas Co.,
           6.50%, 11/15/10                  2,532,250
 1,500,000 Northern Illinois Gas Co.,
           6.25%, 2/1/99                    1,500,540
                                         ------------
                                            4,032,790
                                         ------------

           UTILITIES -
           TELECOMMUNICATIONS 9.74%
 2,500,000 AT&T Corp.,
           7.75%, 3/1/07                    2,750,400
 2,500,000 Chesapeake & Potomac Telephone
           Co. of Maryland,
           5.25%, 5/1/05                    2,370,175
 1,000,000 Southern Bell Telephone &
           Telegraph Co.,4.75%, 9/1/00        971,180
 1,500,000 Southern Bell Telephone &
           Telegraph Co.,6.00%, 10/1/04     1,473,330
                                         ------------
                                            7,565,085
                                         ------------

Total Corporate Bonds
  (cost $52,225,179)                       54,072,680
                                         ------------

Principal
Amount                                          Value
---------                                       -----

U.S. GOVERNMENT AGENCIES 9.87%
$2,500,000 Federal National
           Mortgage Association,
           6.85%, 9/12/05                  $2,535,125
 2,500,000 Federal National
           Mortgage Association,
           7.15%, 10/11/06                  2,575,750
 2,500,000 Federal National
           Mortgage Association,
           6.88%, 11/20/06                  2,552,700
                                         ------------

Total U.S. Government Agencies
  (cost $7,605,278)                         7,663,575
                                         ------------

U.S. GOVERNMENT AGENCY STRIPS 2.81%
 5,300,000 Federal Home Loan Bank,
           7/2/12                           1,746,880
 1,320,000 Federal Home Loan Bank,
           7/2/12                             435,072
                                         ------------

Total U.S. Government Agency Strips
  (cost $2,163,306)                         2,181,952
                                         ------------

U.S. TREASURY BONDS 2.97%
 1,000,000 8.75%, 11/15/08                  1,138,040
 1,000,000 9.125%, 5/15/09                  1,167,440
                                         ------------

Total U.S. Treasury Bonds
  (cost $2,268,750)                         2,305,480
                                         ------------

U.S. TREASURY STRIPS 11.36%
   510,000 8/15/01                            422,632
 2,122,000 5/15/02                          1,686,374
 6,513,000 2/15/07                          3,906,107
 6,400,000 2/15/12                          2,811,840
                                         ------------

Total U.S. Treasury Strips
  (cost $7,503,028)                         8,826,953
                                         ------------


  Number
of Shares
---------

INVESTMENT COMPANIES 2.04%
 1,585,740 Goldman Sachs ILA Treasury
           Obligations Portfolio            1,585,740
                                         ------------

Total Investment Companies
  (cost $1,585,740)                         1,585,740
                                         ------------

Total Investments
  (cost $73,351,281) 98.67%                76,636,380

Other Assets, less
  Liabilities 1.33%                         1,034,982
                                         ------------

NET ASSETS 100.00%                        $77,671,362
                                          ===========

See notes to financial statements.


SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 1998
SHORT/INTERMEDIATE FIXED INCOME FUND

PRINCIPAL
 AMOUNT                                         VALUE
---------                                      ------
CORPORATE BONDS 63.33%
           FINANCIAL SERVICES 11.51%
$  750,000 Ford Motor Credit Co.,
           6.125%, 1/9/06                 $   736,013
   750,000 General Electric Capital Corp.,
           6.875%, 4/15/00                    763,650
   750,000 LG&E Capital Corp.,
           6.46%, 1/15/08                     745,342
                                         ------------
                                            2,245,005
                                         ------------

           FOOD PRODUCTS 3.90%
   750,000 Anheuser-Busch Cos., Inc.,
           6.90%, 10/1/02                     761,108
                                         ------------

           Pharmaceuticals 11.87%
   750,000 Eli Lilly & Co.,
           8.125%, 12/1/01                    801,337
   750,000 SmithKline Beecham PLC,
           6.625%, 10/1/05                    763,845
   750,000 Upjohn Co., 5.875%, 4/15/00        749,918
                                         ------------
                                            2,315,100
                                         ------------

           RETAIL 7.87%
   750,000 Sears Roebuck Acceptance Notes,
           6.90%, 8/1/03                      769,838
   750,000 Wal-Mart Stores, Inc.
           6.50%, 6/1/03                      765,480
                                         ------------
                                            1,535,318
                                         ------------

           UTILITIES -
           ELECTRIC SERVICES 11.62%
   750,000 Florida Power & Light Co.,
           5.50%, 7/1/99                      745,665
   750,000 Monongahela Power Co.,
           5.625%, 4/1/00                     746,025
   750,000 Union Electric Co.,
           6.875%, 8/1/04                     775,785
                                         ------------
                                            2,267,475
                                         ------------

           UTILITIES -
           ELECTRIC & OTHER SERVICES
           COMBINED 8.87%
   750,000 Northern States Power Co.,
           5.75%, 10/1/03                     734,647
1,000,000Wisconsin Electric Power Co.,
           5.125%, 9/15/98                    996,440
                                         ------------
                                            1,731,087
                                         ------------

PRINCIPAL
 AMOUNT                                         VALUE
---------                                      ------

           UTILITIES - NATURAL GAS 3.85%
$  750,000 Northern Illinois Gas Co.,
           6.25%, 2/1/99                 $    750,270
                                         ------------

           UTILITIES -
           TELECOMMUNICATIONS 3.84%
   750,000 Chesapeake & Potomac Telephone
           Co. of Maryland,
           5.875%, 9/15/99                    748,372
                                         ------------

Total Corporate Bonds
 (cost $12,195,822)                        12,353,735
                                         ------------


U.S. GOVERNMENT AGENCIES 9.12%
 1,000,000 Federal Home Loan Bank,
           6.50%, 11/29/05                  1,031,470
   750,000 Federal Home Loan
           Mortgage Corp.,5.95%, 1/19/06      747,593
                                         ------------

Total U.S. Government Agencies
 (cost $1,764,782)                          1,779,063
                                         ------------

U.S. TREASURY NOTES 10.37%
 1,000,000 6.125%, 12/31/01                 1,014,060
 1,000,000 5.875%, 2/15/04                  1,009,900
                                         ------------

Total U.S. Treasury Notes
  (cost $1,977,113)                         2,023,960
                                         ------------

U.S. TREASURY STRIPS 13.02%
   702,000 2/15/99                            669,245
   896,000 8/15/00                            786,025
 1,345,000 2/15/02                          1,083,908
                                         ------------

Total U.S. Treasury Strips
  (cost $2,534,623)                         2,539,178
                                         ------------


 Number
of Shares
---------

INVESTMENT COMPANIES 2.61%
   450,000 Federated Trust for U.S. Treasury
           Obligations                        450,000
    60,115 Goldman Sachs ILA Treasury
           Obligations Portfolio               60,115
                                         ------------

Total Investment Companies
  (cost $510,115)                             510,115
                                         ------------

Total Investments
  (cost $18,982,455) 98.45%                19,206,051


Other Assets, less Liabilities 1.55%          302,996
                                         ------------

NET ASSETS 100.00%                        $19,509,047
                                         ============


SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 1998

U.S. GOVERNMENT OBLIGATIONS FUND

PRINCIPAL
  AMOUNT                                        VALUE
---------                                       -----

U.S. TREASURY BILLS 34.60%
$5,000,000 4/9/98                         $ 4,994,222
 5,000,000 4/16/98                          4,989,500
10,000,000 4/23/98                          9,967,963
 5,000,000 5/28/98                          4,960,417
 5,000,000 6/25/98                          4,941,090
 5,000,000 7/23/98                          4,921,685
                                         ------------

Total U.S. Treasury Bills
 (cost $34,774,877)                        34,774,877
                                         ------------

U.S. TREASURY NOTES 29.83%
 5,000,000 5.125%, 4/30/98                  4,998,462
10,000,000 5.375%, 5/31/98                  9,997,299
10,000,000 5.25%, 7/31/98                   9,990,197
 5,000,000 4.75%, 8/31/98                   4,987,680
                                         ------------

Total U.S. Treasury Notes
  (cost $29,973,638)                       29,973,638
                                         ------------

REPURCHASE AGREEMENTS 35.58%
19,754,680   G. X. Clarke & Co.,
             5.75%, dated 3/31/98,
             repurchase price
             $19,757,835, maturing
             4/1/98 (collateralized
             by U.S. Treasury Notes,
             5.875%, 1/31/99 and
             5.75%, 6/25/98)               19,754,680
16,000,000   HSBC Securities,
             Inc., 5.65%, dated
             3/31/98, repurchase price
             $16,002,511, maturing
             4/1/98 (collateralized
             by U.S. Treasury
             Notes, 6.00%, 8/15/99)        16,000,000
                                         ------------

Total Repurchase Agreements
  (cost $35,754,680)                       35,754,680
                                         ------------
Total Investments
  (cost $100,503,195) 100.01%             100,503,195

Liabilities, less Other Assets (0.01)%        (6,476)
                                         ------------

NET ASSETS 100.00%                       $100,496,719
                                         ============

See notes to financial statements.


STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1998

                                                                                               Short/        U.S.
                                                   Small Cap                                   Fixed     Intermediate   Government
                                                     Value         Equity      Balanced        Income    Fixed Income   Obligations
                                                      Fund          Fund         Fund           Fund         Fund          Fund
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS:
---------------------------------------------------
  Investments, at value (cost $14,945,133,
  $217,471,902, $22,609,351, $73,351,281,
  $18,982,455 and $64,748,515, respectively)      $17,001,900  $311,769,505  $25,521,729   $76,636,380   $19,206,051  $64,748,515
---------------------------------------------------
  Repurchase agreements, at value (cost
  $0, $0, $0, $0, $0 and $35,754,680, respectively)         _             _            _             _             _   35,754,680
---------------------------------------------------
  Receivable for securities sold                            _             _            _             _         3,577            _
---------------------------------------------------
  Interest and dividends receivable                    17,834       322,039      177,951     1,028,314       288,403      400,349
---------------------------------------------------
  Organizational expenses, net of
  accumulated amortization                              6,133        14,085        3,128        14,085        14,085       14,085
---------------------------------------------------
  Other assets                                          5,757        57,211        5,889        23,016        11,467       36,556
--------------------------------------------------- ----------  -----------   ----------    ----------    ----------  -----------
  Total Assets                                     17,031,624   312,162,840   25,708,697    77,701,795    19,523,583  100,954,185
-------------------------------------------------------------   -----------   ----------    ----------    ----------  -----------

LIABILITIES:
---------------------------------------------------
  Dividend payable                                          _             _            _             _             _      404,759
---------------------------------------------------
  Accrued expenses and other liabilities               11,216        45,378       15,354        22,359        12,835       31,930
---------------------------------------------------
  Accrued investment advisory fee                       1,006        44,173        1,773         8,074         1,701       20,777
-------------------------------------------------------------    ----------   ----------    ----------    ----------   ----------
  Total Liabilities                                    12,222        89,551       17,127        30,433        14,536      457,466
-------------------------------------------------------------    ----------   ----------    ----------    ----------   ----------

NET ASSETS                                        $17,019,402  $312,073,289  $25,691,570   $77,671,362   $19,509,047 $100,496,719
---------------------------------------------------===========  ===========  ===========   ===========   =========== ============
NET ASSETS CONSIST OF:
  Capital stock                                            13           193           21            74            20        1,005
---------------------------------------------------
  Paid-in capital in excess of par                 14,795,865   211,235,489   22,611,225    74,359,276    19,608,071  100,508,996
---------------------------------------------------
  Undistributed net investment income                   5,296         3,256       11,439        83,872        20,277        5,998
---------------------------------------------------
  Undistributed net realized gain (loss)
  on investments                                      161,461     6,536,748      156,507      (56,959)     (342,917)     (19,280)
---------------------------------------------------
  Net unrealized appreciation
  on investments                                    2,056,767    94,297,603    2,912,378     3,285,099       223,596            _
-------------------------------------------------------------    ----------   ----------    ----------    ----------   ----------
  Net Assets                                      $17,019,402  $312,073,289  $25,691,570   $77,671,362   $19,509,047 $100,496,719
---------------------------------------------------=========== ============  ===========   ===========   =========== ============

CAPITAL STOCK, $0.00001 par value
  Authorized                                       50,000,000    50,000,000   50,000,000    50,000,000    50,000,000  300,000,000
---------------------------------------------------
  Issued and outstanding                            1,315,076    19,273,261    2,099,271     7,430,912     1,957,569  100,515,911
---------------------------------------------------

NET ASSET VALUE, REDEMPTION PRICE,
 AND OFFERING PRICE PER SHARE
 (NET ASSETS/SHARES OUTSTANDING)                       $12.94        $16.19       $12.24        $10.45         $9.97        $1.00
                                                  ===========   ===========  ===========   ===========   ===========  ===========
-----------------------------------------------------------------------------------------------------------------------------------


See notes to financial statements.


STATEMENTS OF OPERATIONS
For the Year Ended March 31, 1998
                                                                                                            Short/         U.S.
                                                   Small Cap                                   Fixed     Intermediate   Government
                                                     Value         Equity      Balanced        Income    Fixed Income   Obligations
                                                      Fund          Fund         Fund           Fund         Fund          Fund
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends                                        $   231,420  $  5,763,019  $   234,028             _             _            _
 Interest                                              77,004     2,622,646      601,268    $5,105,941    $1,306,579   $5,930,064
----------------------------------------------    -----------   -----------  -----------   -----------   -----------  -----------
                                                      308,424     8,385,665      835,296     5,105,941     1,306,579    5,930,064
                                                  -----------   -----------  -----------   -----------   -----------  -----------

EXPENSES:
 Investment advisory fees                              96,035     2,151,925      147,073       461,166        99,747      275,046
----------------------------------------------
 Fund administration and accounting fees               50,000       573,847       50,000       153,722        39,899      220,037
----------------------------------------------
 Shareholder servicing fees                            25,668        67,902       26,690        34,416        27,413       39,321
----------------------------------------------
 Federal and state registration fees                   14,015        30,837       14,308        15,475        11,351       26,105
----------------------------------------------
 Professional fees                                     11,142        30,962       11,158        15,475        11,218       11,945
----------------------------------------------
 Administrative services plan fees                     10,604       261,349       16,721        73,799        18,251            _
----------------------------------------------
 Custody fees                                           3,383        86,097        5,874        23,063         5,986       33,005
----------------------------------------------
 Amortization of organization expenses                  1,923         6,946          934         6,946         6,946        6,946
----------------------------------------------
 Reports to shareholders                                1,505        30,651        2,698        10,480         2,912       15,994
----------------------------------------------
 Pricing fees                                           1,237         1,978        3,869         4,676         2,684          311
----------------------------------------------
 Directors' fees                                          429        11,160          759         2,996           785        4,357
----------------------------------------------
 Insurance                                                151        10,739          207         3,406           947        4,595
----------------------------------------------
 Other expenses                                           452         3,851          572         1,685         1,382        1,057
----------------------------------------------    -----------   -----------  -----------   -----------   -----------  -----------
 Total expenses before waiver                         216,544     3,268,244      280,863       807,305       229,521      638,719
----------------------------------------------
 Waiver of expenses                                  (90,826)     (313,626)    (107,673)     (124,288)      (31,721)     (36,249)
----------------------------------------------    -----------   -----------  -----------   -----------   -----------  -----------
 Net Expenses                                         125,718     2,954,618      173,190       683,017       197,800      602,470
----------------------------------------------    -----------   -----------  -----------   -----------   -----------  -----------
NET INVESTMENT INCOME                                 182,706     5,431,047      662,106     4,422,924     1,108,779    5,327,594
----------------------------------------------    -----------   -----------  -----------   -----------   -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investments              576,625    15,146,102      247,580      (25,309)        10,043            _
----------------------------------------------
 Change in unrealized appreciation
 on investments                                     1,932,576    51,301,415    2,925,211     4,616,812       476,475            _
----------------------------------------------    -----------   -----------  -----------   -----------   -----------  -----------
 Net Gain on Investments                            2,509,201    66,447,517    3,172,791     4,591,503       486,518            _
----------------------------------------------    -----------   -----------  -----------   -----------   -----------  -----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                          $2,691,907   $71,878,564   $3,834,897    $9,014,427    $1,595,297   $5,327,594
                                                   ==========    ==========   ==========    ==========    ==========   ==========
-----------------------------------------------------------------------------------------------------------------------------------



See notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                     SMALL CAP VALUE FUND            EQUITY FUND                BALANCED FUND
                                                   --------------------------   ------------------------   ------------------------
                                                                  JUNE 10,                                              AUG. 6,
                                                   YEAR ENDED     1996<F1>      YEAR ENDED   YEAR ENDED   YEAR ENDED    1996<F1>
                                                    MAR. 31,         TO          MAR. 31,     MAR. 31,     MAR. 31,        TO
                                                      1998      MAR. 31, 1997      1998         1997         1998    MAR. 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
 Net investment income                             $  182,706   $    65,818   $5,431,047    $5,308,437   $   662,106  $   109,468
-------------------------------------------------
 Net realized gain (loss) on investments              576,625        59,722   15,146,102    20,637,056       247,580       43,091
-------------------------------------------------
 Change in unrealized appreciation (depreciation)
 on investments                                     1,932,576       124,191   51,301,415     8,274,849     2,925,211     (12,833)
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Net increase in net assets resulting
 from operations                                    2,691,907       249,731   71,878,564    34,220,342     3,834,897      139,726
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                              (181,609)      (65,097)  (5,458,420)   (5,313,779)     (657,708)    (103,973)
-------------------------------------------------
 Net capital gains                                  (454,364)      (20,522) (19,230,779)  (17,157,052)     (134,164)            _
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Total distributions                                (635,973)      (85,619) (24,689,199)  (22,470,831)     (791,872)    (103,973)
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                       9,529,746     7,322,097   36,250,380    39,307,623    14,375,680   11,063,418
-------------------------------------------------
 Proceeds from reinvestment of dividends              634,827        85,592   24,523,415    22,427,121       789,660      103,947
-------------------------------------------------
 Redemption of shares                             (2,373,895)     (399,511) (55,089,677)  (38,453,262)   (3,411,519)    (308,394)
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Net increase (decrease) from share transactions    7,790,678     7,008,178    5,684,118    23,281,482    11,753,821   10,858,971
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             9,846,612     7,172,290   52,873,483    35,030,993    14,796,846   10,894,724
-------------------------------------------------
NET ASSETS:
 Beginning of period                                7,172,790           500  259,199,806   224,168,813    10,894,724            _
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 End of period                                    $17,019,402    $7,172,790 $312,073,289  $259,199,806   $25,691,570  $10,894,724
-------------------------------------------------  ==========    ==========   ==========    ==========    ==========   ==========
 Undistributed net investment income,
end of period                                          $3,373        $2,276      $ 1,242      $ 28,615       $10,505       $6,107
                                                   ==========    ==========   ==========    ==========    ==========   ==========
-----------------------------------------------------------------------------------------------------------------------------------

<F1> Commencement of operations


See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                 SHORT/INTERMEDIATE              U.S. GOVERNMENT
                                                       FIXED INCOME FUND          FIXED INCOME FUND             OBLIGATIONS FUND
                                                   --------------------------   ------------------------   ------------------------
                                                   YEAR ENDED    YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                    MAR. 31,      MAR. 31,       MAR. 31,     MAR. 31,     MAR. 31,     MAR. 31,
                                                      1998          1997           1998         1997         1998         1997
-----------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
 Net investment income                            $ 4,422,924   $ 3,493,559 $  1,108,779    $1,077,899   $ 5,327,594  $ 4,940,378
-------------------------------------------------
 Net realized gain (loss) on investments             (25,309)       231,327       10,043      (64,983)             _      (3,242)
-------------------------------------------------
 Change in unrealized appreciation (depreciation)
 on investments                                     4,616,812   (1,285,148)      476,475     (164,132)             _            _
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Net increase in net assets resulting
 from operations                                    9,014,427     2,439,738    1,595,297       848,784     5,327,594    4,937,136
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                            (4,427,433)   (3,598,700)  (1,112,789)   (1,105,302)   (5,327,594)  (4,940,378)
-------------------------------------------------
 Net capital gains                                          _             _            _             _             _            _
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Total distributions                              (4,427,433)   (3,598,700)  (1,112,789)   (1,105,302)   (5,327,594)  (4,940,378)
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                      11,070,510    12,299,589    3,159,589     4,544,931   378,648,091  392,817,505
-------------------------------------------------
 Proceeds from reinvestment of dividends            4,382,227     3,579,341    1,063,195     1,088,509       158,162      443,533
-------------------------------------------------
 Redemption of shares                            (17,892,679)  (15,537,577)  (6,238,476)   (6,390,503) (403,722,643)(355,559,420)
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Net increase (decrease) from share transactions  (2,439,942)       341,353  (2,015,692)     (757,063)  (24,916,390)   37,701,618
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             2,147,052     (817,609)  (1,533,184)   (1,013,581)  (24,916,390)   37,698,376
-------------------------------------------------
NET ASSETS:
 Beginning of period                               75,524,310    76,341,919   21,042,231    22,055,812   125,413,109   87,714,733
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 End of period                                    $77,671,362   $75,524,310  $19,509,047   $21,042,231  $100,496,719 $125,413,109
-------------------------------------------------  ==========    ==========   ==========    ==========    ==========   ==========
 Undistributed net investment income,
 end of period                                        $81,858       $86,367      $18,263       $22,273        $3,984       $3,984
                                                   ==========    ==========   ==========    ==========    ==========   ==========
-----------------------------------------------------------------------------------------------------------------------------------




FINANCIAL HIGHLIGHTS<F1>

                                                     SMALL CAP VALUE FUND                         EQUITY FUND
                                                    --------------------------  ---------------------------------------------------
                                                                  JUNE 10,                                 APRIL 10,   JULY 1, 1994
                                                   YEAR ENDED     1996<F2>      YEAR ENDED   YEAR ENDED    1995<F2>         TO
                                                    MAR. 31,         TO          MAR. 31,     MAR. 31,        TO         APRIL 9,
                                                      1998      MAR. 31, 1997      1998         1997     MAR. 31, 1996     1995
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $10.52        $10.00       $13.74        $13.07        $11.39       $10.48
-------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                   0.19          0.15         0.29          0.30          0.28         0.21
-------------------------------------------------
 Net realized and unrealized gains on investments        2.88          0.58         3.50          1.63          2.13         1.48
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Total from investment operations                        3.07          0.73         3.79          1.93          2.41         1.69
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income                    0.19          0.15         0.29          0.30          0.28         0.22
-------------------------------------------------
 Distributions from capital gains                        0.46          0.06         1.05          0.96          0.45         0.56
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Total distributions                                     0.65          0.21         1.34          1.26          0.73         0.78
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
NET ASSET VALUE, END OF PERIOD                         $12.94        $10.52       $16.19        $13.74        $13.07       $11.39
------------------------------------------------- ===========   ===========  ===========   ===========   ===========  ===========
TOTAL RETURN<F3>                                       29.60%         7.30%       28.89%        14.99%        21.52%       16.48%
-------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)                     $17,019        $7,173     $312,073      $259,200      $224,169     $161,323
-------------------------------------------------
 Ratio of net expenses to average net assets<F4>        1.11%         1.34%        1.03%         1.04%         0.99%        1.03%
-------------------------------------------------
 Ratio of net investment income to average
   net assets<F4>                                       1.62%         2.15%        1.89%         2.17%         2.32%        2.50%
-------------------------------------------------
 Ratio of net expenses to average
   net assets<F4><F5>                                   1.92%         3.76%        1.14%         1.10%         1.07%        1.62%
-------------------------------------------------
 Ratio of net investment income to average
   net assets<F4><F5>                                   0.81%       (0.27)%        1.78%         2.11%         2.24%        1.91%
-------------------------------------------------
 Portfolio turnover rate<F3>                           16.54%         7.45%       15.87%        25.66%        26.60%       14.36%
-------------------------------------------------
 Average commission rate paid on
    portfolio investment transactions<F6>             $0.0600       $0.0662      $0.0603       $0.0677           N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------

<F1>  Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2>  Commencement of operations
<F3>  Not annualized
<F4>  Annualized
<F5>  During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F6>  Required by regulations first effective for the fiscal year ended March 31, 1997


See notes to financial statements.

FINANCIAL HIGHLIGHTS<F1>

                                                     EQUITY FUND (CON'T.)           BALANCED FUND            FIXED INCOME FUND
                                                    --------------------------  ------------------------  -------------------------
                                                                DEC. 13, 1992                 AUG. 6,                  JULY 1, 1994
                                                   YEAR ENDED        TO         YEAR ENDED    1996<F2>    YEAR ENDED    YEAR ENDED
                                                    JUNE 30,      JUNE 30,       MAR. 31,   TO MAR. 31,    MAR. 31,      MAR. 31,
                                                      1994          1993           1998         1997         1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $10.55        $10.00       $10.41        $10.00       $  9.84       $10.00
-------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                   0.20          0.11         0.38          0.21          0.59         0.45
-------------------------------------------------
 Net realized and unrealized gains on investments        0.15          0.54         1.90          0.40          0.61       (0.15)
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Total from investment operations                        0.35          0.65         2.28          0.61          1.20         0.30
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income                    0.20          0.10         0.38          0.20          0.59         0.46
-------------------------------------------------
 Distributions from capital gains                        0.22             _         0.07             _             _            _
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Total distributions                                     0.42          0.10         0.45          0.20          0.59         0.46
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
NET ASSET VALUE, END OF PERIOD                         $10.48        $10.55       $12.24        $10.41        $10.45      $  9.84
------------------------------------------------- ===========   ===========  ===========   ===========   ===========  ===========
TOTAL RETURN<F3>                                        3.34%         6.55%       22.34%         6.14%        12.50%        3.06%
-------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)                    $129,381      $111,059      $25,692       $10,895       $77,671      $75,524
-------------------------------------------------
 Ratio of net expenses to average net assets<F4>        1.04%         1.01%        0.88%         1.16%         0.89%        0.89%
-------------------------------------------------
 Ratio of net investment income to average
   net assets<F4>                                       1.93%         1.90%        3.37%         3.25%         5.74%        4.48%
-------------------------------------------------
 Ratio of net expenses to average
   net assets<F4><F5>                                   1.54%         1.32%        1.43%         3.04%         1.05%        1.00%
-------------------------------------------------
 Ratio of net investment income to average
   net assets<F4><F5>                                   1.43%         1.59%        2.82%         1.37%         5.58%        4.37%
-------------------------------------------------
 Portfolio turnover rate<F3>                           15.86%         4.94%       10.46%         5.92%        19.03%       12.66%
-------------------------------------------------
 Average commission rate paid on
    portfolio investment transactions<F6>                 N/A           N/A      $0.0601       $0.0686             _            _
-----------------------------------------------------------------------------------------------------------------------------------

<F1>  Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2>  Commencement of operations
<F3>  Not annualized
<F4>  Annualized
<F5>  During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F6>  Required by regulations first effective for the fiscal year ended March 31, 1997



FINANCIAL HIGHLIGHTS<F1>

                                                                                FIXED INCOME FUND (CONT'D.)
                                                         -------------------------------------------------------------------
                                                               APRIL 10,       JULY 1, 1994
                                                                1995<F2>            TO           YEAR ENDED    DEC. 13, 1992
                                                               TO MAR. 31        APRIL 9,         JUNE 30,      TO  JUNE 30,
                                                                  1996             1995             1994            1993
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                              $   9.63           $9.58           $10.49          $10.00
-------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                0.59            0.51             0.67            0.39
-------------------------------------------------
 Net realized and unrealized gains on investments                     0.35            0.07           (0.88)            0.47
-------------------------------------------------              -----------     -----------      -----------     -----------
 Total from investment operations                                     0.94            0.58           (0.21)            0.86
-------------------------------------------------              -----------     -----------      -----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income                                 0.57            0.53             0.67            0.37
-------------------------------------------------
 Distributions from capital gains                                        _               _             0.03               _
-------------------------------------------------              -----------     -----------      -----------     -----------
 Total distributions                                                  0.57            0.53             0.70            0.37
-------------------------------------------------              -----------     -----------      -----------     -----------
NET ASSET VALUE, END OF PERIOD                                      $10.00           $9.63          $  9.58          $10.49
-------------------------------------------------              ===========     ===========      ===========     ===========
TOTAL RETURN<F3>                                                     9.79%           6.35%          (2.29)%           8.72%
-------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)                                  $76,342         $66,488          $61,714         $59,178
-------------------------------------------------
 Ratio of net expenses to average net assets<F4>                     0.83%           0.87%            0.86%           0.79%
-------------------------------------------------
 Ratio of net investment income to average
   net assets<F4>                                                    5.94%           6.98%            6.52%           6.89%
-------------------------------------------------
 Ratio of net expenses to average
   net assets<F4><F5>                                                0.96%           1.51%            1.41%           1.19%
-------------------------------------------------
 Ratio of net investment income to average
   net assets<F4><F5>                                                5.81%           6.34%            5.97%           6.49%
-------------------------------------------------
 Portfolio turnover rate<F3>                                        37.35%           7.04%           13.09%           2.62%
-------------------------------------------------
 Average commission rate paid on
    portfolio investment transactions<F6>                              N/A             N/A              N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------

<F1>  Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2>  Commencement of operations
<F3>  Not annualized
<F4>  Annualized
<F5>  During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F6>  Required by regulations first effective for the fiscal year ended March 31, 1997


See notes to financial statements.



FINANCIAL HIGHLIGHTS<F1> (CONTINUED)


                                                                           SHORT/INTERMEDIATE FIXED INCOME FUND
                                                      -----------------------------------------------------------------------------
                                                                                 APRIL 10,       JULY 1,                DEC. 13,
                                                     YEAR ENDED     YEAR ENDED   1995<F2>         1994      YEAR ENDED    1992
                                                      MAR. 31,       MAR. 31,       TO             TO        JUNE 30,      TO
                                                        1998           1997    MAR. 31, 1996  APRIL 9, 1995    1994  JUNE 30, 1993
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $9.73         $9.85        $9.66         $9.62        $10.18       $10.00
-------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                   0.56          0.49         0.52          0.42          0.55         0.33
-------------------------------------------------
 Net realized and unrealized gains (losses)
   on investments                                        0.24        (0.10)         0.17          0.05        (0.56)         0.16
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Total from investment operations                        0.80          0.39         0.69          0.47        (0.01)         0.49
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income                    0.56          0.51         0.50          0.43          0.55         0.31
-------------------------------------------------
 Distributions from capital gains                           _             _            _             _             _            _
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Total distributions                                     0.56          0.51         0.50          0.43          0.55         0.31
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
NET ASSET VALUE, END OF PERIOD                          $9.97         $9.73        $9.85         $9.66       $  9.62       $10.18
------------------------------------------------- ===========   ===========  ===========   ===========   ===========  ===========
TOTAL RETURN<F3>                                        8.37%         4.00%        7.24%         5.05%       (0.22)%        5.00%
-------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)                     $19,509       $21,042      $22,056       $22,130       $21,938      $24,581
-------------------------------------------------
 Ratio of net expenses to average net assets<F4>        0.99%         0.97%        0.89%         0.88%         0.83%        0.79%
-------------------------------------------------
 Ratio of net investment income to average
   net assets<F4>                                       5.54%         5.01%        5.34%         5.63%         5.44%        5.91%
-------------------------------------------------
 Ratio of net expenses to average
   net assets<F4><F5>                                   1.15%         1.08%        1.02%         1.51%         1.38%        1.19%
-------------------------------------------------
 Ratio of net investment income to average
   net assets<F4><F5>                                   5.38%         4.90%        5.21%         5.00%         4.89%        5.51%
-------------------------------------------------
 Portfolio turnover rate<F3>                           26.58%         4.73%       41.45%         9.93%        20.52%       15.58%
-------------------------------------------------
 Average commission rate paid on
    portfolio investment transactions<F6>                   _             _          N/A           N/A           N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------

<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F6> Required by regulations first effective for the fiscal year ended March 31, 1997


See notes to financial statements.

FINANCIAL HIGHLIGHTS<F1> (CONTINUED)


                                                                              U.S. GOVERNMENT OBLIGATIONS FUND
                                                      -----------------------------------------------------------------------------
                                                                                 APRIL 10,       JULY 1,
                                                     YEAR ENDED     YEAR ENDED   1995<F2>         1994      YEAR ENDED YEAR ENDED
                                                      MAR. 31,       MAR. 31,       TO             TO        JUNE 30,   JUNE 30,
                                                        1998           1997    MAR. 31, 1996  APRIL 9, 1995    1994       1993
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $1.00         $1.00        $1.00         $1.00         $1.00        $1.00
-------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                   0.05          0.05         0.05          0.04          0.03         0.03
-------------------------------------------------
 Net realized and unrealized gains (losses)
   on investments                                           -             -            -             -             -            -
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Total from investment operations                        0.05          0.05         0.05          0.04          0.03         0.03
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income                    0.05          0.05         0.05          0.04          0.03         0.03
-------------------------------------------------
 Distributions from capital gains                           -             -            -             -             -            -
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
 Total distributions                                     0.05          0.05         0.05          0.04          0.03         0.03
------------------------------------------------- -----------   -----------  -----------   -----------   -----------  -----------
NET ASSET VALUE, END OF PERIOD                          $1.00         $1.00        $1.00         $1.00         $1.00        $1.00
------------------------------------------------- ===========   ===========  ===========   ===========   ===========  ===========
TOTAL RETURN<F3>                                        4.95%         4.76%        5.14%         3.51%         2.74%        2.72%
-------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)                    $100,497      $125,413      $87,715       $76,105       $89,195      $91,785
-------------------------------------------------
 Ratio of net expenses to average net assets<F4>        0.55%         0.58%        0.54%         0.63%         0.60%        0.61%
-------------------------------------------------
 Ratio of net investment income to average
   net assets<F4>                                       4.83%         4.66%        5.12%         4.46%         2.68%        2.67%
-------------------------------------------------
 Ratio of net expenses to average
   net assets<F4><F5>                                   0.58%         0.59%        0.59%         1.23%         1.13%        0.96%
-------------------------------------------------
 Ratio of net investment income to average
   net assets<F4><F5>                                   4.80%         4.65%        5.07%         3.86%         2.15%        2.32%
-------------------------------------------------
 Portfolio turnover rate<F3>                                -             -            -             -             -            -
-------------------------------------------------
 Average commission rate paid on
    portfolio investment transactions<F6>                   -             -          N/A           N/A           N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------

<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F6> Required by regulations first effective for the fiscal year ended March 31, 1997

See notes to financial statements.


NOTES TO FINANCIAL STATEMENTS
March 31, 1998

1.ORGANIZATION

First Omaha Funds, Inc. (the "Company") was organized in October, 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 1998, the only series presently authorized are the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund, the U.S. Government Obligations Fund (individually referred to as a
"Fund" and collectively as the "Funds") and the Growth Fund. These financial statements only present the financial position of the Funds.

2.SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

(A) INVESTMENT VALUATION

Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest reported bid price.

Securities traded on only over-the-counter markets are valued at the latest bid price. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review by the Funds' investment adviser, First National Bank of Omaha (the "Adviser"), and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Directors.

Pursuant to Rule 2a-7 of the 1940 Act, investments of the U.S. Government Obligations Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest, approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Fund may not (i) purchase any instrument with a remaining maturity greater than 13 months unless such investment is subject to a demand feature, or (ii) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

(B) REPURCHASE AGREEMENTS

The Funds may acquire repurchase agreements from financial institutions such as banks and broker/dealers which the Adviser deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

(C) ORGANIZATION COSTS

Costs incurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and will be amortized on a straight-line basis over a period of five years from the date upon which the Funds commenced their investment activities. Organization costs have been allocated equally among the respective Funds or by specific identification, as applicable. If any of the original shares of a Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Fund being redeemed by the total number of original shares outstanding at the time of redemption.

(D) EXPENSES

The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

(E) DISTRIBUTIONS TO SHAREHOLDERS

The U.S. Government Obligations Fund declares dividends of net investment income daily. The remaining Funds declare dividends monthly; all of the Funds pay dividends of net investment income monthly. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at March 31, 1998, reclassifications were recorded to increase undistributed net investment income and decrease paid-in capital in excess of par by $1,923, $2,014, $934, $2,014, $2,014 and $2,014 in
the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund, respectively.

(F) FEDERAL INCOME TAXES

Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of the income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

As of March 31, 1998, each of the Fixed Income Fund, Short/Intermediate Fixed Income Fund and U.S. Government Obligations Fund had federal income tax capital loss carryforwards of $39,879, $342,917 and $19,280, respectively. The $39,879 federal income tax loss carryforward for the Fixed Income Fund expires as follows: $31,650 in 2004 and $8,229 in 2006. The $342,917 federal income tax loss carryforward for the Short/Intermediate Fixed Income Fund expires as follows: $30,031 in 2002, $147,691 in 2003, $109,194 in 2004 and $56,001 in
2005. The $19,280 federal income tax loss carryforward for the U.S. Government Obligations Fund expires as follows: $16,038 in 2003 and $3,242 in 2006. It is management's intention to make no distribution of any future realized capital gains until the federal income tax loss carryforwards are exhausted.

(G) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

(H) OTHER

Investment transactions are accounted for on the trade date plus one. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Original issue discount is amortized over the expected life of each applicable security.

3.INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have an agreement with the Adviser to furnish investment advisory services to the Funds. Under the terms of this agreement, the Funds will pay the Adviser a monthly fee at the annual rate of the following percentages on average daily net assets: 0.85% for the Small Cap Value Fund, 0.75% for the Equity Fund, 0.75% for the Balanced Fund, 0.60% for the Fixed Income Fund, 0.50% for the Short/-Intermediate Fixed Income Fund and 0.25% for the U.S. Government Obligations Fund. For the year ended March 31, 1998, advisory fees of $62,141, $78,438, $38,430 and $9,975 were waived in the Small Cap Value Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fixed
Income Fund, respectively.

First National Bank of Omaha also serves as custodian and transfer agent for each of the Funds. The custodian receives compensation from each of the Funds for such services in an amount equal to a fee, computed daily and payable monthly, at an annual rate of 0.03% of each Fund's average daily net assets. For the year ended March 31, 1998, custody fees of $3,383, $86,097, $5,874, $23,063 and $5,986 were waived in the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fixed Income Fund, respectively. The transfer agent also receives compensation from each of the Funds for such services.

Sunstone Financial Group, Inc. (the "Administrator") acts as Administrator for each of the Funds. As compensation for its administrative and fund accounting services and the assumption of certain administrative expenses, the Administrator is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.20% of each Fund's average daily net assets. The Small Cap Value Fund and the Balanced Fund are each subject to a $50,000 minimum annual fee. For the year ended March 31, 1998, administrative fees of $20,000, $96,844, $15,000, $25,895, $6,635 and $36,249 were waived in the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund, respectively.

The Adviser and the Administrator may periodically volunteer to reduce all or a portion of their fees with respect to one or more Funds. These waivers may be terminated at any time. The Adviser and the Administrator may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fees will cause the yield of that Fund to be higher than it would be in the absence of such reduction.

Sunstone Distribution Services, LLC (the "Distributor") acts as Distributor for each of the Funds. The Distributor receives no compensation from the Funds under its Distribution Agreement with the Company, but may receive compensation under the Distribution and Service Plan.

4.DISTRIBUTION AND SERVICE PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Distribution and Service Plan (the "Plan"), under which each Fund is authorized to pay a periodic amount representing distribution expenses calculated at an annual rate not to exceed 0.25% of the average daily net assets of that Fund. Such amount may be used to pay banks, broker/dealers and other institutions, which may include the Adviser, its correspondent and affiliated banks and the Distributor (each a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between the Distributor and the Participating Organization. As of March 31, 1998, there are no 12b-1 Agreements with any Participating Organizations.

5.ADMINISTRATIVE SERVICES PLAN

The Company has adopted an Administrative Services Plan pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include the Adviser, its correspondent and affiliated banks and the Administrator (each a "Service Organization"). Such Service Organizations agree to provide certain ministerial, record keeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of shares of that Fund. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly at an annual rate of up to 0.25% of the average daily net asset value of shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services. Effective November 1, 1996, the Company entered into an agreement under the Plan with the Adviser at an annual rate of 0.10% of the average daily net assets serviced for each of the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fixed Income Fund. For the period ended March 31, 1998, fees of $10,604, $261,349, $16,721,
$73,799 and $18,251 were accrued under this agreement, respectively, and fees of $5,302, $130,685, $8,361, $36,900 and $9,125 were waived by the Adviser, respectively.

6.CAPITAL STOCK

The Company is authorized to issue a total of 1,000,000,000 shares of common stock in series with a par value of $0.00001 per share. The Board of Directors is empowered to issue other series of the Company's shares without share-holder approval.

Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no interest in the assets of any other Fund.

Transactions in shares of the Funds for the year ended March 31, 1998 were as follows:


                                                                                                           SHORT/         U.S.
                                              SMALL CAP                                      FIXED      INTERMEDIATE   GOVERNMENT
                                                VALUE          EQUITY        BALANCED       INCOME      FIXED INCOME  OBLIGATIONS
                                                FUND            FUND           FUND          FUND           FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                     781,847      2,375,188      1,284,222      1,077,720        317,106   378,648,091
----------------------------------------
Shares issued to holders in
   reinvestment of dividends                     51,971      1,679,612         68,840        427,624        107,312       158,162
----------------------------------------
Shares redeemed                               (200,574)    (3,648,325)      (300,447)    (1,747,925)      (628,537) (403,722,643)
----------------------------------------  -------------  -------------  -------------  -------------  ------------- -------------
Net increase (decrease)                         633,244        406,475      1,052,615      (242,581)      (204,119)  (24,916,390)
                                          =============  =============  =============  =============  ============= =============
-----------------------------------------------------------------------------------------------------------------------------------


Transactions in shares of the Funds for the period ended March 31, 1997 were as follows:


                                                                                                           SHORT/         U.S.
                                              SMALL CAP                                      FIXED      INTERMEDIATE   GOVERNMENT
                                                VALUE          EQUITY        BALANCED       INCOME      FIXED INCOME  OBLIGATIONS
                                                FUND            FUND           FUND          FUND           FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                     711,381      2,887,017      1,065,983      1,233,635        462,034   392,817,505
----------------------------------------
Shares issued to holders in
   reinvestment of dividends                      8,181      1,648,351          9,941        360,215        111,068       443,533
----------------------------------------
Shares redeemed                                (37,780)    (2,817,814)       (29,268)    (1,554,091)      (649,910) (355,559,420)
----------------------------------------  -------------  -------------  -------------  -------------  ------------- -------------
Net increase (decrease)                         681,782      1,717,554      1,046,656         39,759       (76,808)    37,701,618
                                          =============  =============  =============  =============  ============= =============
-----------------------------------------------------------------------------------------------------------------------------------



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
March 31, 1998

7.INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended March 31, 1998 were as follows:

                                                                                  SHORT/            U.S.
                    SMALL CAP                                      FIXED       INTERMEDIATE      GOVERNMENT
                      VALUE          EQUITY        BALANCED        INCOME      FIXED INCOME      OBLIGATIONS
                       FUND           FUND           FUND           FUND           FUND             FUND
----------------------------------------------------------------------------------------------------------------
Purchases
   U.S. Government           -              -    $ 1,589,712     $7,153,453     $2,775,485              -
   Other            $7,938,948    $37,670,672     12,154,575      7,090,920      2,255,715              -
----------------------------------------------------------------------------------------------------------------
Sales
   U.S. Government           -              -        500,000      8,180,953      1,001,143              -
   Other             1,647,741     41,587,575      1,413,579      8,964,040      6,011,998              -
----------------------------------------------------------------------------------------------------------------


As of March 31, 1998, gross unrealized appreciation and depreciation of investments were as follows:



                                                                                  SHORT/            U.S.
                    SMALL CAP                                      FIXED       INTERMEDIATE      GOVERNMENT
                      VALUE          EQUITY        BALANCED        INCOME      FIXED INCOME      OBLIGATIONS
                       FUND           FUND           FUND           FUND           FUND             FUND
----------------------------------------------------------------------------------------------------------------
Appreciation        $2,270,948    $97,508,063     $3,190,639     $3,420,697       $278,883              -
------------------
(Depreciation)       (214,181)    (3,210,460)      (278,261)      (135,598)       (55,287)              -
------------------ -----------    -----------    -----------    -----------    -----------    -----------
NET APPRECIATION
ON INVESTMENTS      $2,056,767    $94,297,603     $2,912,378     $3,285,099       $223,596              -
                    ==========     ==========     ==========     ==========     ==========     ==========
----------------------------------------------------------------------------------------------------------------

As of March 31, 1998, the cost of investments for federal income tax purposes is substantially the same as for financial statement purposes.

For the period ended March 31, 1998, 100%, 100% and 35% of dividends paid from net investment income, excluding short-term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Small Cap
Value Fund, the Equity Fund and the Balanced Fund, respectively.


INDEPENDENT AUDITORS' REPORT


To the Shareholders and
Board of Directors of
First Omaha Funds, Inc.

We have audited the accompanying statements of assets and liabilities of First Omaha Funds, Inc. (comprised, respectively, of the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund; collectively, the "Funds"), including the schedules of portfolio investments as of March 31, 1998, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 1998, and the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Omaha, Nebraska
April 9, 1998

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                                  APPENDIX

    COMMERCIAL PAPER RATINGS. Commercial paper ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-l+. Commercial paper rated A-2 by S&P indicates that capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 by S&P indicates adequate capacity for timely payment. Such paper is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Commercial paper rated B by S&P is regarded as having only speculative capacity for timely payment. Commercial paper rated C by S&P is regarded as short-term obligations with a doubtful capacity for payment. Commercial paper rated D by S&P is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

    Moody's Investors Service, Inc.'s ("Moody's") commercial paper rating are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated Not Prime do not fall within any of the Prime rating categories.

    Commercial paper rated F-l+ by Fitch Investors Service ("Fitch") is regarded as having the strongest degree of assurance for timely payments. Commercial paper rated F-1 by Fitch is regarded as having an assurance of timely payment only slightly less than the strongest rating, i.e., F-l+. Commercial paper rated F-2 by Fitch is regarded as having a satisfactory degree of assurance of timely payment, but the margin of safety is not as great as for issues assigned F-l+ or F-1 ratings. Commercial paper rated F-3 by Fitch is regarded as having characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade. Commercial paper rated F-S by Fitch is regarded as having characteristics suggesting a minimal degree of assurance for timely payment and is vulnerable to near term adverse changes in financial and economic conditions. Commercial paper rated D by Fitch is in actual or imminent payment default.

    The description of the three highest short-term debt ratings by Duff & Phelps, Inc. ("Duff") (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category) are as follows. Duff 1+ is regarded as having the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 is regarded as having a very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors.
Risk factors are minor. Duff 1- is regarded as having a high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are minor. Duff 2 is regarded as having a good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 is regarded as having a satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 is considered as having speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation. Duff 5 indicates that the issuer has failed to meet scheduled principal and/or interest payments.

    Commercial paper rated A1 by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA") is regarded by IBCA as obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of Al+ is assigned. Obligations rated A2 are supported by a good capacity for timely repayment. Obligations rated A3 are supported by a satisfactory capacity for timely repayment. Obligations rated B are those for which there is an uncertainty as to the capacity to ensure timely repayment. Obligations rated C are those for which there is a high risk of default or which are currently in default.

    The following summarizes the description of the three highest short-term ratings of Thomson BankWatch, Inc. ("Thomson"). TBW-1 is the highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category indicating that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1." TBW-3 is the lowest investment grade category and indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate. TBW-4 is the lowest rating category and is regarded as non-investment grade and therefore speculative.

    The plus (+) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.


    CORPORATE DEBT RATINGS. A S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    The following summarizes the four highest ratings used by Moody's for corporate debt. Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Moody's applies numerical modifiers (1, 2, and 3) with respect to bonds rated Aa through Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

    The following summarizes the four highest long-term debt ratings by Duff. Debt rated AAA has the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated AA has a high credit quality and protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated A has protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated BBB has below average protection factors but is still considered sufficient for prudent investment. However, there is considerable variability in risk during economic cycles.

    To provide more detailed indications of credit quality, the ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

    The following summarizes the four highest long-term debt ratings by Fitch (except for AAA ratings, plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category). Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally
rated "F-1+".   Bonds rated as A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings for these bonds will fall below investment grade is higher than for bonds with higher ratings.

    The following summarizes IBCA's four highest long-term debt ratings. Obligations rated AAA are those for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA are those for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly. Obligations rated A are those for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations rated BBB are those for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic, or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

    The following summarizes Thomson's description of its four highest long-term debt ratings (Thomson may include a plus (+) or minus (-) designation to indicate where within the respective category the issue is placed). AAA is the highest category and indicates that the ability to repay principal and interest on a timely basis is very high. AA is the second highest category and indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. A is the third highest category and indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. BBB is the lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated BBB are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

MUNICIPAL OBLIGATIONS RATINGS
-----------------------------
    The following summarizes the three highest ratings used by Moody's for state and municipal short-term obligations. Obligations bearing MIG-1 or VMIG-1 designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2 or VMIG-2 denote high quality with ample margins of protection although not so large as in the preceding rating group. Obligations bearing MIG-3 or VMIG-3 denote favorable quality.
All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

    S&P SP-1, SP-2, and SP-3 municipal note ratings (the three highest ratings assigned) are described as follows:

        "SP-1": Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

        "SP-2": Satisfactory capacity to pay principal and interest.

        "SP-3": Speculative capacity to pay principal and interest.

    The following summarizes the four highest ratings used by Moody's for state and municipal bonds:

        "Aaa": Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        "Aa": Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        "A": Bonds which possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        "Baa": Bonds which are considered as medium grade obligations, i.e, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    The following summarizes the four highest ratings used by S&P for state and municipal bonds:

        "AAA": Debt which has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        "AA": Debt which has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

        "A": Debt which has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        "BBB": Debt which has adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS
-----------------------------------------------

Commercial Paper

    Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

    Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

    Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

    U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government.

U.S. Government Agency and Instrumentality Obligations

    Obligations of the U.S. government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, are supported only by the credit of the instrumentality. No assurance can be given that the U. S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.



                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements

          (1)  Included in Part A:

               A. Audited Financial Highlights with respect to the Small Cap Value Fund, Equity Fund, Balanced Fund, Fixed Income Fund, Short/Intermediate Fixed Income Fund and U.S. Government Obligations Fund for the fiscal year ended March 31, 1998.

          (2)  Included in Part B:

               A. First Omaha Funds, Inc.'s Schedules of Portfolio Investments as of March 31, 1998. Statements of Assets and Liabilities as of March 31, 1998. Statements of Operations for the period ended March 31, 1998. Statements of Changes in Net Assets for the periods ended March 31, 1997 and 1998. Financial Highlights. Notes to Financial Statements.



     (b)  Exhibits


EXHIBIT
  NO.         DESCRIPTION
-------       -----------

1.1 Articles of Incorporation (incorporated by reference to exhibit 1.1 to PEA No. 5 on Form N-1A Registration Statement filed July 23, 1996)

1.2 Amendment to Articles of Incorporation, dated December 19, 1994 (incorporated by reference to exhibit 1.2 to PEA No. 5 on Form N-1A Registration Statement filed July 23, 1996)

1.3 Amendment to Articles of Incorporation, dated January 31, 1996 (incorporated by reference to exhibit 1.3 to PEA No. 5 on Form N-1A Registration Statement filed July 23, 1996)


1.4 Amendment to Articles of Incorporation, dated July 29, 1996 (incorporated by reference to exhibit 1.4 to PEA No. 6 on Form N-1A Registration Statement filed December 10, 1996)


2. Bylaws (incorporated by reference to exhibit 2 to PEA No. 5 on Form N-1A Registration Statement filed July 23, 1996)

3.        None.

4.        None.

5.1 Investment Advisory Agreement, as amended (incorporated by reference to exhibit 5.1 to PEA No. 5 on Form N-1A Registration Statement filed July 23, 1996)

5.2 Investment Advisory Agreement relating to the First Omaha Growth Fund (incorporated by reference to exhibit 5.2 to PEA No. 8 on Form N-1A Registration Statement filed January 9, 1998)



EXHIBIT
  NO.         DESCRIPTION
-------       -----------

6.1 Distribution Agreement (incorporated by reference to exhibit 6 to original Form N-1A Registration Statement filed November 1, 1994) (superceded)

6.2 Amended Schedule A to the Distribution Agreement by and between First Omaha Funds, Inc. and Sunstone Financial Group, Inc. (incorporated by reference to exhibit 6.2 to PEA No. 5 on Form N-1A Registration Statement filed July 23, 1996) (superceded)

6.3 Distribution Agreement by and between First Omaha Funds, Inc. and Sunstone Distribution Services, LLC (incorporated by reference to exhibit 6.3 to PEA No. 7 on Form N-1A Registration Statement filed July 22, 1997)

6.4 Amended and Restated Schedule A to the Distribution Agreement by and between the Registrant and Sunstone Distribution Services, LLC (incorporated by reference to exhibit 6.4 to PEA No. 8 on Form N-1A Registration Statement filed January 9, 1998)

7.        None.

8.1       Custodian Agreement, as amended (incorporated by reference to exhibit
          8.1 to PEA No. 5 on Form N-1A Registration Statement filed July 23,
          1996)

8.2 Amended Schedule A to the Custodian Agreement (incorporated by reference to exhibit 8.2 to PEA No. 8 on Form N-1A Registration Statement filed January 9, 1998)

9.1 Administration and Fund Accounting Agreement (incorporated by reference to exhibit 9.1 to PEA No. 7 on Form N-1A Registration Statement filed July 22, 1997)

9.2 Form of Amended and Restated Schedule A to the Administration and Fund Accounting Agreement by and between First Omaha Funds, Inc. and Sunstone Financial Group, Inc. (incorporated by reference to exhibit
          9.2 to PEA No. 5 on Form N-1A Registration Statement filed July 23,
          1996)

9.3 Administrative Services Plan and Servicing Agreement (incorporated by reference to exhibit 9.3 to PEA No. 5 on Form N-1A Registration Statement filed July 23, 1996)

9.4 Transfer Agency Agreement, as amended (incorporated by reference to exhibit 9.4 to PEA No. 5 on Form N-1A Registration Statement filed July 23, 1996)

9.5 Form of Amended and Restated Schedule A to the Transfer Agency Agreement By and Between First Omaha Funds, Inc. and First National Bank of Omaha (incorporated by reference to exhibit 9.5 to PEA No. 5 on Form N-1A Registration Statement filed July 23, 1996)

9.6 Form of Amended and Restated Servicing Agreement to Administrative Services Plan (incorporated by reference to exhibit 9.6 to PEA No. 6 on Form N-1A Registration Statement filed December 10, 1996)

9.7 Amended and Restated Administration and Fund Accounting Agreement by and between the Registrant and Sunstone Financial Group, Inc. (incor-porated by reference to exhibit 9.7 to PEA No. 8 on Form N-1A Registration Statement filed January 9, 1998)

9.8 Amended and Restated Schedule A to the Transfer Agency Agreement by and between the Registrant and First National Bank of Omaha (incor-porated by reference to exhibit 9.8 to PEA No. 8 on Form N-1A Registration Statement filed January 9, 1998)

9.9 Amended Appendix A to the Servicing Agreement to Administrative Services Plan (incorporated by reference to exhibit 9.9 to PEA No. 8 on Form N-1A Registration Statement filed January 9, 1998)

10. Opinion and Consent of Messrs. Cline, Williams, Wright, Johnson & Oldfather (incorporated by reference to exhibit 10. to PEA No. 5 on Form N-1A Registration Statement filed July 23, 1996)

11.       Consent of Independent Certified Public Accountants

12.       None.

13. Subscription Agreement of Miriam M. Allison (incorporated by reference to exhibit 13. to PEA No. 5 on Form N-1A Registration Statement filed July 23, 1996)

14.1 Regular Individual Retirement Account Disclosure Statement and Custodial Account Agreement

14.2 SIMPLE Individual Retirement Account Disclosure Statement and Custodial Account Agreement (incorporated by reference to exhibit
          14.2 to PEA No. 7 on Form N-1A Registration Statement filed July 22,
          1997)

14.3 Roth Individual Retirement Account Disclosure Statement and Custodial Account Agreement

14.4      Education Individual Retirement Custodial Account Disclosure Statement

15.       Distribution and Service Plan (incorporated by reference to exhibit
          15. to PEA No. 5 on Form N-1A Registration Statement filed July 23,
          1996)

16. Computation of Average Annual Total Return (incorporated by reference to exhibit 16 to PEA No. 8 on Form N-1A Registration Statement filed January 9, 1998)

17.       Financial Data Schedules (6)



18.       None.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


                                                    NUMBER OF
                                                 RECORD HOLDERS
TITLE OF CLASS                                AS OF APRIL 30, 1998
--------------                                --------------------

U.S. Government Obligations Fund                        127
Equity Fund                                           1,544
Short/Intermediate Fixed Income Fund                    175
Fixed Income Fund                                       271
Small Cap Value Fund                                    215
Balanced Fund                                           109
Growth Fund                                              11


ITEM 27.  INDEMNIFICATION

     Section 21-2004(15) of the Nebraska Business Corporation Act allows indemnification of officers and directors of the Registrant under circumstances set forth therein. The Registrant has made such indemnification mandatory. Reference is made to Article 8-D of the Articles of Incorporation (Exhibit 1),
Article XIII of the Bylaws of Registrant (Exhibit 2).

     The general effect of such provision is to require indemnification of persons who are in an official capacity with the corporation against judgments, penalties, fines and reasonable expenses including attorneys' fees incurred by said person if: (1) the person has not been indemnified by another organization for the same judgments, penalties, fines and expenses for the same acts or omissions; (2) the person acted in good faith; (3) the person received no improper personal benefit; (4) in the case of a criminal proceeding, the person had no reasonable cause to believe the conduct was unlawful; and (5) in the case of directors, officers and employees of the corporation, such persons reasonably believed that the conduct was in the best interests of the corporation, or in the case of directors, officers or employees serving at the request of the corporation for another organization, such person reasonably believed that the conduct was not opposed to the best interests of the corporation. A corporation is permitted to maintain insurance on behalf of any officer, director, employee or agent of the corporation, or any person serving as such at the request of the corporation, against any liability of such person.

     Nevertheless, Article 8-D of the Articles of Incorporation prohibits any indemnification which would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended and Article XIII of the Fund's Bylaws prohibits any indemnification inconsistent with the guidelines set forth in Investment Company Act Releases No. 7221 (June 9, 1972) and No. 11330 (September 2, 1980). Such Releases prohibit indemnification in cases involving willful misfeasance, bad faith, gross negligence and reckless disregard of duty and establish procedures for the determination of entitlement to indemnification and expense advances.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     In addition to the indemnification provisions contained in the Registrant's Articles and Bylaws, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Distribution Agreement, Administration and Fund Accounting Agreement and Custodian Agreement. Finally, the Registrant has also included in its Articles of Incorporation (See Article X of the Articles of Incorporation (Exhibit 1)) a provision which eliminates the liability of outside directors to monetary damages for breach of fiduciary duty by such directors. Pursuant to Neb. Rev. Stat. Section 21-2035(2), such limitation of liability does not eliminate or limit liability of such directors for any act or omission not in good faith which involves intentional misconduct or a knowing violation of law, any transaction from which such director derived an improper direct or indirect financial benefit, for paying a divided or approving a stock repurchase which was in violation of the Nebraska Business Corporation Act and for any act or omission which violates a declaratory or injunctive order obtained by the Registrant or its shareholders.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     First National Bank of Omaha ("First National") is the investment adviser for First Omaha Small Cap Value Fund, First Omaha Equity Fund, First Omaha Balanced Fund, First Omaha Fixed Income Fund, First Omaha Short/Intermediate Fixed Income Fund and First Omaha U.S. Government Obligations Fund. FNC Trust Group, n.a. ("FNC"), a subsidiary of First National Colorado, Inc. is the investment adviser for the First Omaha Growth Fund. Both First National and First National Colorado, Inc. are subsidiaries of First National of Nebraska, Inc., a Nebraska corporation with total assets of approximately $6.9 billion as of December 31, 1996. The Advisers provide a full range of financial and trust services to businesses, individuals, and government entities. The Advisers serve Nebraska, as well as other areas of the Midwest. As of December 31, 1997, First National's Trust Division had approximately $8.0 billion of assets under administration, including approximately $3.3 billion under management. As of December 31, 1997, FNC had $225 million of assets under administration, including approximately $170 million under management.


     To the knowledge of Registrant, none of the directors or officers of the Adviser is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers and directors of the Adviser also hold positions with the Adviser's parent, First National of Nebraska, Inc., or its subsidiaries or affiliates.


ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) Sunstone Distribution Services, LLC currently serves as distributor of the shares of Haven Capital Management Trust, Green Century Funds, The JohnsonFamily Funds, the Marsico Investment Fund and Northern Funds Trust.

     (b) To the best of Registrant's knowledge, the directors and executive officers of Sunstone Distribution Services, LLC, distributor for Registrant, are as follows:


                              POSITIONS AND        POSITIONS AND
NAME AND PRINCIPAL            OFFICES WITH          OFFICES WITH
BUSINESS ADDRESS               UNDERWRITER           REGISTRANT
------------------            -------------          ----------

Miriam M. Allison             President and            None
207 E. Buffalo Street         Director
Suite 400
Milwaukee, WI 53202

Daniel S. Allison             Secretary and            None
1241 N. Franklin Place        Director
Milwaukee, WI 53202

Mary M. Tenwinkel             Vice President           None
207 E. Buffalo Street
Suite 400
Milwaukee, WI 53202


(c)  None.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Records relating to Sunstone Financial Group, Inc.'s functions as fund accountant and administrator for the Registrant are located at 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of First National, One First National Center, Omaha, Nebraska 68102, FNC, 1701 23rd Avenue, Greeley, Colorado 80632, or DST Systems, Inc., 210 W. 10th Street, Kansas City, Missouri 64105.


ITEM 31.  MANAGEMENT SERVICES

     Not applicable.


ITEM 32.  UNDERTAKINGS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

     The Registrant undertakes to provide a copy of its Annual Report to Shareholders upon request and without charge to each person to whom the Prospectus of the Funds has been delivered.

     The Registrant undertakes, if requested to do so by the holders of at least 10% of Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of any director and to assist in communications with other shareholders as required by Section 16(c).



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha and the State of Nebraska, on the 24th day of June, 1998. No other material event requiring prospectus disclosure has occurred since the later of the three dates specified by Rule 485(b).

                                FIRST OMAHA FUNDS, INC.

                                By:  /s/David P. Greer*
                                     -------------------------
                                     David P. Greer, President
                                  by Marc M Diehl, attorney-in-fact


Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on June 24, 1998.


      Signature           Title
      ---------           -----
 /s/ David P. Greer*
-----------------------   President, Principal
    David P. Greer        Executive, Financial
                          & Accounting Officer
                          & Director
 /s/ Joseph Caggiano*
-----------------------   Director
    Joseph Caggiano
                                             */s/Marc M Diehl
 /s/ Robert A. Reed*                        ----------------------------------
-----------------------   Director           by Marc M Diehl, attorney-in-fact
    Robert A. Reed

 /s/ Harry A. Koch, Jr.*
----------------------    Director
    Harry A. Koch, Jr.

 /s/ Gary Witt *
----------------------    Director
    Gary Witt



As adopted by the Board of Directors of First Omaha Funds, Inc. on August 26, 1997.


                                *     *     *


Power of Attorney

      RESOLVED, that the Directors and officers of First Omaha Funds, Inc. who may be required to execute any amendment to the Registration Statement of First Omaha Funds, Inc. be, and each of them hereby is, authorized to execute a Power of Attorney appointing David P. Greer, Richard P. Snyder, Marc M
Diehl and each of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, in their capacity as Director or officer, or both, of the First Omaha Funds, Inc. any and all amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission.


                                *     *     *




                            FIRST OMAHA FUNDS, INC.


POWER OF ATTORNEY

      Know All Men by These Presents, that the undersigned, David Greer, hereby constitutes and appoints, Richard Snyder and Marc Diehl and each of them, his true and lawful attorney, to execute in his name, place and stead, in his capacity as Director and Officer of First Omaha Funds, Inc., the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission and with the states; and said attorney shall have full power of substitution and resubstitution.


DATED: August 26, 1997

/s/ David Greer
---------------
David Greer



                            FIRST OMAHA FUNDS, INC.


POWER OF ATTORNEY

      Know All Men by These Presents, that the undersigned, Joseph Caggiano, hereby constitutes and appoints, David Greer, Richard Snyder and Marc Diehl and each of them, his true and lawful attorney, to execute in his name, place and stead, in his capacity as Director of First Omaha Funds, Inc., the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission and with the states; and said attorney shall have full power of substitution and resubstitution.


DATED: August 26, 1997

/s/ Joseph Caggiano
---------------
Joseph Caggiano



                            FIRST OMAHA FUNDS, INC.


POWER OF ATTORNEY

      Know All Men by These Presents, that the undersigned, Robert Reed, hereby constitutes and appoints, David Greer, Richard Snyder and Marc Diehl and each of them, his true and lawful attorney, to execute in his name, place and stead, in his capacity as Director of First Omaha Funds, Inc., the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission and with the states; and said attorney shall have full power of substitution and resubstitution.


DATED: August 26, 1997

/s/ Robert Reed
---------------
Robert Reed




                            FIRST OMAHA FUNDS, INC.


POWER OF ATTORNEY

      Know All Men by These Presents, that the undersigned, Harry Koch, hereby constitutes and appoints, David Greer, Richard Snyder and Marc Diehl and each of them, his true and lawful attorney, to execute in his name, place and stead, in his capacity as Director of First Omaha Funds, Inc., the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission and with the states; and said attorney shall have full power of substitution and resubstitution.


DATED: August 26, 1997

/s/ Harry Koch
---------------
Harry Koch




                            FIRST OMAHA FUNDS, INC.


POWER OF ATTORNEY

      Know All Men by These Presents, that the undersigned, Gary Witt, hereby constitutes and appoints, David Greer, Richard Snyder and Marc Diehl and each of them, his true and lawful attorney, to execute in his name, place and stead, in his capacity as Director of First Omaha Funds, Inc., the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission and with the states; and said attorney shall have full power of substitution and resubstitution.


DATED: August 26, 1997

/s/ Gary Witt
---------------
Gary Witt






                                 EXHIBIT INDEX

EXHIBIT
   NO.             DESCRIPTION
-------            -----------

1.1 Articles of Incorporation (incorporated by reference to exhibit 1.1 to PEA No. 5 on Form N-1A Registration Statement filed July 23, 1996)

1.2 Amendment to Articles of Incorporation, dated December 19, 1994 (incorporated by reference to exhibit 1.2 to PEA No. 5 on Form N-1A Registration Statement filed July 23, 1996)

1.3 Amendment to Articles of Incorporation, dated January 31, 1996 (incorporated by reference to exhibit 1.3 to PEA No. 5 on Form N-1A Registration Statement filed July 23, 1996)


1.4 Amendment to Articles of Incorporation, dated July 29, 1996 (incorporated by reference to exhibit 1.4 to PEA No. 6 on Form N-1A Registration Statement filed December 10, 1996)

2. Bylaws (incorporated by reference to exhibit 2 to PEA No. 5 on Form N-1A Registration Statement filed July 23, 1996)

3.        None.

4.        None.

5.1 Investment Advisory Agreement, as amended (incorporated by reference to exhibit 5.1 to PEA No. 5 on Form N-1A Registration Statement filed July 23, 1996)

5.2 Investment Advisory Agreement relating to the First Omaha Growth Fund (incorporated by reference to exhibit 5.2 to PEA No. 8 on Form N-1A Registration Statement filed January 9, 1998)


EXHIBIT
  NO.          DESCRIPTION
-------        -----------

6.1 Distribution Agreement (incorporated by reference to exhibit 6 to original Form N-1A Registration Statement filed November 1, 1994) (superceded)

6.2 Amended Schedule A to the Distribution Agreement by and between First Omaha Funds, Inc. and Sunstone Financial Group, Inc. (incorporated by reference to exhibit 6.2 to PEA No. 5 on Form N-1A Registration Statement filed July 23, 1996) (superceded)

6.3 Distribution Agreement by and between First Omaha Funds, Inc. and Sunstone Distribution Services, LLC (incorporated by reference to exhibit 6.3 to PEA No. 7 on Form N-1A Registration Statement filed July 22, 1997)

6.4 Amended and Restated Schedule A to the Distribution Agreement by and between the Registrant and Sunstone Distribution Services, LLC (incorporated by reference to exhibit 6.4 to PEA No. 8 on Form N-1A Registration Statement filed January 9, 1998)

7.        None.

8.1       Custodian Agreement, as amended (incorporated by reference to exhibit
          8.1 to PEA No. 5 on Form N-1A Registration Statement filed July 23,
          1996)

8.2 Amended Schedule A to the Custodian Agreement (incorporated by reference to exhibit 8.2 to PEA No. 8 on Form N-1A Registration Statement filed January 9, 1998)

9.1 Administration and Fund Accounting Agreement (incorporated by reference to exhibit 9.1 to PEA No. 7 on Form N-1A Registration Statement filed July 22, 1997)

9.2 Form of Amended and Restated Schedule A to the Administration and Fund Accounting Agreement by and between First Omaha Funds, Inc. and Sunstone Financial Group, Inc. (incorporated by reference to exhibit
          9.2 to PEA No. 5 on Form N-1A Registration Statement filed July 23,
          1996)

9.3 Administrative Services Plan and Servicing Agreement (incorporated by reference to exhibit 9.3 to PEA No. 5 on Form N-1A Registration Statement filed July 23, 1996)

9.4 Transfer Agency Agreement, as amended (incorporated by reference to exhibit 9.4 to PEA No. 5 on Form N-1A Registration Statement filed July 23, 1996)

9.5 Form of Amended and Restated Schedule A to the Transfer Agency Agreement By and Between First Omaha Funds, Inc. and First National Bank of Omaha (incorporated by reference to exhibit 9.5 to PEA No. 5 on Form N-1A Registration Statement filed July 23, 1996)

9.6 Form Of Amended and Restated Servicing Agreement to Administrative Services Plan (incorporated by reference to exhibit 9.6 to PEA No. 6 on Form N-1A Registration Statement filed December 10, 1996)

9.7 Amended and Restated Administration and Fund Accounting Agreement by and between the Registrant and Sunstone Financial Group, Inc. (incor-porated by reference to exhibit 9.7 to PEA No. 8 on Form N-1A Registration Statement filed January 9, 1998)

9.8 Amended and Restated Schedule A to the Transfer Agency Agreement by and between the Registrant and First National Bank of Omaha (incor-porated by reference to exhibit 9.8 to PEA No. 8 on Form N-1A Registration Statement filed January 9, 1998)

9.9 Amended Appendix A to the Servicing Agreement to Administrative Services Plan (incorporated by reference to exhibit 9.9 to PEA No. 8 on Form N-1A Registration Statement filed January 9, 1998)

10. Opinion and Consent of Messrs. Cline, Williams, Wright, Johnson & Oldfather (incorporated by reference to exhibit 10. to PEA No. 5 on Form N-1A Registration Statement filed July 23, 1996)

11.       Consent of Independent Certified Public Accountants

12.       None.

13. Subscription Agreement of Miriam M. Allison (incorporated by reference to exhibit 13. to PEA No. 5 on Form N-1A Registration Statement filed July 23, 1996)

14.1 Regular Individual Retirement Account Disclosure Statement and Custodial Account Agreement

14.2 SIMPLE Individual Retirement Account Disclosure Statement and Custodial Account Agreement (incorporated by reference to exhibit
          14.2 to PEA No. 7 on Form N-1A Registration Statement filed July 22,
          1997)

14.3 Roth Individual Retirement Account Disclosure Statement and Custodial Account Agreement

14.4      Education Individual Retirement Custodial Account Disclosure Statement

15.       Distribution and Service Plan (incorporated by reference to exhibit
          15. to PEA No. 5 on Form N-1A Registration Statement filed July 23,
          1996)

16. Computation of Average Annual Total Return (incorporated by reference to exhibit 16 to PEA No. 8 on Form N-1A Registration Statement filed January 9, 1998)

17.        Financial Data Schedules (6)



18.       None.